[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY (reg.sm)
VARIABLE PORTFOLIOS
ANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

VP Value

[american century logo (reg.sm)]
American
Century

[inside front cover]

Variable Portfolios
VP Value
-------------------------------------------------------------------------------

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E.Stowers, Jr.]

JAMES E. STOWERS III, SEATED, WITH JAMES E. STOWERS, JR.

     The 12 months ended December 31, 1999, was a frustrating period for investors in VP Value. In the first half of the year, the market stampeded toward value stocks, which had been disdained for almost three years. The rotation, however, was brief. Two interest rate increases over the summer by the
Federal Reserve sent investors retreating to a small number of large-cap growth stocks. As a result, VP Value declined 0.85% for the year. (See page 4 for the fund's standardized performance.) As your portfolio managers indicate in their discussion, though, the prices of value stocks in relation to their growth counterparts have never been more attractive, particularly among smaller companies. We believe the value style will return, and likely with a vengeance.

     On the corporate front, we are proud to announce that American Century has been named by FORTUNE magazine as one of its "100 BEST COMPANIES TO WORK FOR."
We do not take this recognition lightly. An acknowledgement like this enables us to recruit talented and dedicated people, from investment professionals to service representatives. "Intellectual capital" is our most valuable resource, and is essential in our efforts to provide you, our shareholders, with excellent investment management.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/ James E. Stowers, Jr.                   /s/ James E. Stowers III
James E. Stowers, Jr.                       James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER           VICE CHAIRMAN OF THE BOARD AND
                                            CHIEF EXECUTIVE OFFICER

[right margin]

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
    Liabilities ...........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
    in Net Assets .........................................................   12
   Notes to Financial
    Statements ............................................................   13
   Financial Highlights ...................................................   15
   Independent Auditors'
    Report ................................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy

                                                  www.americancentury.com

Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

*    The year ended December 31, 1999, will be remembered as a volatile but rewarding year for equities. Investors favored stocks of larger growth companies as many of the major stock indices finished the year, and the decade, at record levels.

*    Value stocks rallied in the spring, but the performance of growth stocks was too attractive to investors. The divergence between growth and value equities reached extreme levels by the end of the year.

*    Technology stocks, particularly those with an Internet component, were tough to beat in 1999. Value stocks tend to be traditional bricks-and-
     mortar businesses and they couldn't keep up with skyrocketing technology stocks.

*    Value stocks remained inexpensive, leaving them at the most attractive levels in decades. If growth stocks continue to soar in price, value stocks may be in a position to produce solid returns with significantly lower risk.

VP VALUE

*    VP Value's performance for 1999 reflected a continuing struggle of value investors -- the value style has underperformed the growth style for six consecutive years.

*    The fund's best-performing stocks were in the electrical equipment and specialty chemical industries.

*    Food and beverage companies were a drain on performance.

*    VP Value's weighting in chemical stocks was reduced by half during the period. Also trimmed were holdings in consumer durables, oil service companies, and electrical equipment providers.

[left margin]

                     VP VALUE
       TOTAL RETURNS:           AS OF 12/31/99
          6 Months                -12.37%*
          1 Year                   -0.85%
       INCEPTION DATE:             5/1/96
       NET ASSETS:             $416.2 million

*  Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon}

MARK MALLON, HEAD OF SPECIALTY, ASSET ALLOCATION, AND GROWTH AND INCOME EQUITY
FUNDS AT AMERICAN CENTURY

ANOTHER RECORD YEAR

     The final year of the twentieth century will be remembered as a volatile but rewarding year for equities. The healthy U.S. economy was good news for stocks and, despite a brief summer swoon, all major stock indices posted double-digit returns. As they have in recent years, investors continued to favor larger growth companies--especially in the technology sector.

     The spectacular 86.1% gain in the technology-heavy NASDAQ Composite grabbed most of the headlines. No broad index of American stocks has ever risen that much in one calendar year. More than half of that gain occurred in the final two months.

     Meanwhile, the S&P 500 Index, the Dow Jones Industrials, the NASDAQ
Composite, and the Russell 2000 all finished the year, and the decade, at record levels. Good performers were relatively few, however; just 10 large growth stocks accounted for 66% of the gain in the S&P 500.

VALUE REMAINED INEXPENSIVE

     Value stocks--those issues considered undervalued relative to their earnings growth--came to the fore in the second quarter. In April, undervalued larger-capitalization stocks surged amid signs of renewed global economic growth and after the first of three interest rate hikes by the Federal Reserve.

     But the rally was short-lived, and when the flirtation with value ended, the divergence between growth and value equities went on to reach extreme levels. This was the sixth consecutive year that value lagged growth, and it left value stocks at the most attractive levels in decades.

TECHNOLOGY LED THE WAY

     Put simply, if you didn't own  high-growth technology
companies--particularly those with an Internet component--you paid the price in
1999. Most value stocks tend to be traditional bricks-and-mortar businesses.
These types of companies simply couldn't keep up as the "dot-coms" and other
Internet-related stocks rocketed higher.

     In a volatile market environment, technology companies were quickly rewarded for future earnings potential, while other sectors were often punished even when earnings exceeded expectations.

     In this atmosphere, high- flying technology companies quickly became too expensive and were not candidates for the value portfolio.

STAYING THE COURSE

     Throughout the year, the value team remained faithful to its investment process of buying leading businesses that were undervalued. We believe the companies in the portfolio offer exceptional values and should ultimately produce solid returns, with significantly lower risk than growth stocks.

[right margin]

"WE BELIEVE THE COMPANIES IN THE PORTFOLIO OFFER EXCEPTIONAL VALUES AND SHOULD
ULTIMATELY PRODUCE SOLID RETURNS, WITH SIGNIFICANTLY LOWER RISK THAN GROWTH
STOCKS."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999

S&P 500/BARRA VALUE            12.72%
S&P MIDCAP 400/BARRA VALUE      2.32%
S&P SMALLCAP 600/BARRA VALUE    3.03%

Source: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999

            S&P/BARRA 500      S&P/BARRA 400      S&P/BARRA 600
12/31/1998     $1.00               $1.00              $1.00
01/31/1999     $1.02               $0.95              $0.99
02/28/1999     $1.00               $0.90              $0.91
03/31/1999     $1.03               $0.92              $0.90
04/30/1999     $1.12               $1.01              $0.98
05/31/1999     $1.10               $1.02              $1.02
06/30/1999     $1.14               $1.06              $1.08
07/31/1999     $1.10               $1.04              $1.07
08/31/1999     $1.08               $1.00              $1.02
09/30/1999     $1.03               $0.95              $1.00
10/31/1999     $1.09               $0.97              $0.98
11/30/1999     $1.09               $0.99              $1.00
12/31/1999     $1.13               $1.02              $1.03

Value on 12/31/99
S&P/500 BARRA Value $1.13
S&P/400 BARRA Value $1.02
S&P/600 BARRA Value $1.03

                                                  www.americancentury.com      3

VP Value--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1999

                         VP VALUE        S&P 500       S&P 500/BARRA VALUE INDEX
6 MONTHS(1)               -12.37%         7.69%                -1.09%
1 YEAR                     -0.85%        21.04%                12.72%
AVERAGE ANNUAL RETURNS
3 YEARS                     9.43%        27.56%                18.88%
LIFE OF FUND(2)            11.10%        26.75%                19.24%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/96.

See pages 17-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P
500 Index and the S&P 500/BARRA Value Index are provided for comparison. VP
Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Value on 12/31/99
S&P 500          $23,870
S&P/500
BARRA Value      $19,072
VP Value         $14,712

$10,000 investment made 5/1/96

              VP Value      S&P 500  S&P/BARRA 500 Value
05/01/1996     $10,000      $10,000      $10,000
07/18/1900     $10,275      $10,297      $10,102
09/30/1996     $10,322      $10,615      $10,369
12/31/1996     $11,228      $11,499      $11,351
03/31/1997     $11,256      $11,808      $11,552
06/30/1997     $12,727      $13,870      $13,223
09/30/1997     $14,218      $14,908      $14,435
12/31/1997     $14,157      $15,336      $14,755
03/31/1998     $15,764      $17,475      $16,459
06/30/1998     $14,992      $18,052      $16,545
09/30/1998     $13,360      $16,256      $14,409
12/31/1998     $14,838      $19,718      $16,920
03/31/1999     $14,218      $20,702      $17,403
06/30/1999     $16,790      $22,164      $19,282
09/30/1999     $14,935      $20,778      $17,502
12/31/1999     $14,712      $23,870      $19,072

[bar chart data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

             VP Value     S&P/ BARRA 500 Value
12/31/1996     12.28%             13.51%
12/31/1997     26.08%             29.99%
12/31/1998      4.81%             14.68%
12/31/1999     -0.85%             12.72%

* From 5/1/96 to 12/31/96.

4      1-800-345-6488

VP Value--Q&A
--------------------------------------------------------------------------------
[photo of Phil Davidson and Scott Moore]

     AN INTERVIEW WITH PHIL DAVIDSON AND SCOTT MOORE, PORTFOLIO MANAGERS ON THE
VP VALUE INVESTMENT TEAM.

HOW DID VP VALUE PERFORM FOR THE YEAR ENDED DECEMBER 31, 1999?

     VP Value declined 0.85% during the year. It underperformed its benchmark, the S&P 500/BARRA Value Index, which gained 12.72%. The S&P 500 Index posted a
21.04% gain.

WHAT EXPLAINS THE FUND'S PERFORMANCE RELATIVE TO ITS INDEX AND THE BROADER
MARKET?

     Several factors were at play, perhaps the most significant being that the value investing style has continued to struggle. In fact, the value style has now underperformed the growth style (as measured by the S&P 500/BARRA Growth and
Value indices) for the sixth consecutive year.

     It's also important to note that market leadership has grown increasingly narrow; just half of the stocks in the S&P 500 posted a positive return in 1999, and just seven stocks contributed 50% of the index's performance. Equally significant is that technology companies--which are generally outside of VP
Value's investment parameters--were the year's best performers.

     VP Value's performance in 1999 was a tale of two quarters. For the second quarter, in which investors briefly returned to value stocks, VP Value rose
18.1%, compared to the 10.8% gain posted by the S&P 500/BARRA Value Index and the S&P 500's 7.1% return. In the fourth quarter, when technology stocks dominated the market, VP Value declined 1.5%.

     A second factor was the dominance of larger-capitalization companies, which explains the fund's performance relative to its benchmark. Our search for the most attractive value opportunities has consistently led us toward the mid-cap sector. As a result, VP Value's weighted average market capitalization at year-end was nearly $9 billion. The year-end weighted average market capitalization of the S&P 500/BARRA Value Index, by comparison, was significantly greater at almost $64 billion.

     Although it can be tempting to invest in larger growth companies when their performance is so attractive, we have remained committed to our value discipline and continue to buy what we believe are fundamentally sound, stable companies whose shares are attractively priced. We believe that these are the types of companies that are likely to reward investors the most when the value investing style is back in favor.

WHICH STOCKS OR SECTORS CONTRIBUTED TO PERFORMANCE?

     VP Value's best-performing stocks were in the electrical equipment and specialty chemical industries. Specialty chemical companies performed well in general, especially earlier in the period as the market's rotation into cyclical stocks rekindled investor interest. The chemical sector has grown increasingly competitive in recent years, partly due to economic slowdown overseas, and as a result, many producers have implemented restructuring programs to increase efficiency and lower their costs. Those efforts have been successful and have also led to a wave of mergers.

[right margin]

"ALTHOUGH IT CAN BE TEMPTING TO INVEST IN LARGER GROWTH COMPANIES WHEN THEIR
PERFORMANCE IS SO ATTRACTIVE, WE HAVE REMAINED COMMITTED TO OUR VALUE DISCIPLINE
AND CONTINUE TO BUY WHAT WE BELIEVE ARE FUNDAMENTALLY SOUND, STABLE COMPANIES
WHOSE SHARES ARE ATTRACTIVELY PRICED."

PORTFOLIO AT A GLANCE
                                                12/31/99          12/31/98
NO. OF COMPANIES                                  64                65
MEDIAN P/E RATIO                                 13.1              15.7
MEDIAN MARKET                                    $2.94             $2.44
  CAPITALIZATION                                BILLION           BILLION
PORTFOLIO TURNOVER                                118%              158%

Investment terms are defined in the Glossary on pages 18-19.

                                                  www.americancentury.com      5

VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     VP Value's heavier concentration in energy stocks also proved beneficial in the first half of the year, when rising oil prices contributed to rising stock prices in this sector.

CAN YOU GIVE SOME EXAMPLES?

     Minnesota Mining and Manufacturing (3M), VP Value's top-performer for the year, is a good example. 3M manufactures a variety of products, including tapes and various adhesives, chemicals, floor coverings, and medical and dental products. As was the case with many specialty chemical companies, 3M's international business has improved in line with the economic recovery underway in Asia and Latin America. The company also is benefiting from an aggressive restructuring begun in 1998.

     Nalco Chemical is another example. Nalco is one of the largest U.S.
manufacturers of water treatment chemicals. The company announced in July that it would be acquired by Suez Lyonnaise, a similar firm in France. We sold the stock at a significant gain when the acquisition was announced.

WHAT DROVE GROWTH IN THE ELECTRIC  EQUIPMENT INDUSTRY?

     Recovery in foreign markets was an important catalyst for improvement in
1999. We saw selected companies gain from cost-cutting efforts, productivity improvements, new products and acquisitions. One example is Vishay
Intertechnologies, which was also one of VP Value's largest holdings during the period. Vishay makes electronic components for the computer, military, aerospace and automotive industries. Business in the company's Asian markets is improving steadily, and its Siliconix subsidiary, which provides components for computers and cell phones, is leading its recovery. We sold this stock as it approached what we believe is fair market value.

     Vishay is a good example of the type of technology stock that VP Value seeks to own. Generally speaking, value technology stocks are a difficult group for value managers because many technology stocks that are undervalued have fallen in price due to major fundamental shortcomings, rather than transitory issues.

WERE THERE ANY OTHER STANDOUT  PERFORMERS DURING THE YEAR?

     Yes. Mercantile Bancorporation, a significant holding, was a great performer. The banking sector in general had a very difficult time in 1999;
however, Mercantile's share price rocketed on news the bank would be acquired by another bank, First Star. We sold the stock at a substantial gain and Mercantile ended up on our list of best-performing companies for the year.

WHAT CAUSED THE FINANCIAL SERVICES  SECTOR TO STRUGGLE? WERE ANY OF VP VALUE'S
HOLDINGS AFFECTED?

     Several factors worked against banks during the period, including the two quarter-point interest rate hikes by the Federal Reserve (our central bank)
during the summer. Higher rates are typically harmful for banks because they squeeze profit margins and increase concern about asset quality. A second factor was high investor expectations. Because banks had enjoyed an extended period of success, when some major banks announced earnings disappointments in a rising rate environment, investors were quick to abandon them.

     VP Value's stake in banks was underweight relative to its index during the first half of 1999. However, we began to build positions in undervalued bank stocks in the second half of the year, as rising.

[left margin]

TOP TEN HOLDINGS

                                              % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                          12/31/99             6/30/99
FIRST VIRGINIA
    BANKS, INC.                              4.6%                4.0%
SUMMIT BANCORP.                              4.3%                3.3%
FPL GROUP, INC.                              3.8%                3.0%
ARCHER-DANIELS-
    MIDLAND CO.                              3.8%                3.1%
COLUMBIA/HCA
    HEALTHCARE CORP.                         3.7%                1.9%
MINNESOTA MINING &
    MANUFACTURING CO.                        3.6%                3.6%
KEYCORP                                      3.2%                2.9%
BURLINGTON
    RESOURCES INC.                           3.0%                2.4%
INTERSTATE BAKERIES
    CORP.                                    3.0%                3.2%
SUPERIOR INDUSTRIES
    INTERNATIONAL, INC.                      3.0%                3.0%

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                           12/31/99            6/30/99

BANKS                                        14.5%              13.2%
FOOD & BEVERAGE                               9.1%               7.1%
ELECTRICAL UTILITIES                          7.4%               9.4%
ENERGY RESERVES &
    PRODUCTION                                7.1%               5.1%
PROPERTY & CASUALTY
    INSURANCE                                 6.1%               3.3%

6      1-800-345-6488

VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

interest rates drove prices down. This overweight position dampened performance in the fourth quarter. Names that detracted from performance included KeyCorp,
Summit Bancorp, and First Union.

     Another disappointing holding was Aetna. Aetna has acquired Prudential and is now the nation's largest provider of health benefits. The acquisition has been more of a drag on earnings than originally anticipated. On a positive note, however, we saw this turn somewhat in the fourth quarter, and medical service providers became one of the strongest-performing sectors in the portfolio.

WHICH OTHER SECTORS OR INDUSTRIES DAMPENED RETURNS?

     Food and beverage companies were a drain on performance. The defensive nature of these stocks, combined with historically slower growth of the industry, caused this sector to lag the technology stock rally that fueled the market in the second half of the year. One of the worst performers was
Archer-Daniels-Midland (ADM). ADM is a large grain and foodstuff supplier. The company struggled throughout 1999 due to declining soybean prices and reduced demand in Asian markets. ADM remains fundamentally strong, however. We believe its long-term prospects are positive, so we are maintaining our position.

     Another food and beverage stock that performed poorly was Interstate
Bakeries, a wholesale baker of bread and snack cakes. Interstate Bakeries has struggled in a tougher retail environment, and earnings and a small acquisition has slowed its growth. We view these as transitory problems and are holding our position.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THE PAST SIX MONTHS?

     Our most significant move was in chemicals, where we reduced our weighting by slightly more than half with the elimination of two key holdings. We also trimmed the fund's stake in consumer durables, oil services companies and electrical equipment providers consistent with the performance of these groups.

     On the buy side, we continued to build a small position in telephone companies and added to our stake in industrial parts and services companies and computer software and hardware makers.

     We've also taken advantage of the weakness in the banking and financial services arena to build positions in a number of very strong companies.

WHAT IS YOUR STRATEGY GOING FORWARD?

     Although we're disappointed that the market's shift to value stocks in the second quarter didn't continue, we believe it shows how quickly and dramatically a change in sentiment can occur--and VP Value's ability to produce strong returns when its style of investing is in favor. We continue to believe the growth style of investing will run its course and the value style will return to favor. In the meantime, we will be true to our discipline of investing in high-quality companies with attractive values. Such companies should provide good long-term prospects for appreciation, and we believe they will reward investors well when the market rotates.

[right margin]

"ALTHOUGH WE'RE DISAPPOINTED THAT THE MARKET'S SHIFT TO VALUE STOCKS IN THE
SECOND QUARTER DIDN'T CONTINUE, WE BELIEVE IT SHOWS HOW QUICKLY AND
DRAMATICALLY A CHANGE IN SENTIMENT CAN OCCUR..."

TYPES OF INVESTMENTS IN THE PORTFOLIO

[pie chart data below]

AS OF DECEMBER 31, 1999
Temporary Cash Investments     2.6%
Common Stocks                 97.4%

AS OF JUNE 30, 1999
Temporary Cash Investments     6.2%
Common Stocks                 93.8%

                                                  www.americancentury.com      7

VP Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 97.4%

APPAREL & TEXTILES -- 1.1%
                   41,400  Liz Claiborne, Inc.           $              1,557,675
                   95,700  VF Corp.                                     2,871,000
                                                      ----------------------------------
                                                                        4,428,675
                                                      ----------------------------------
BANKS -- 14.5%
                   99,100  Banc One Corp.                               3,177,394
                  202,200  First Union Corp.                            6,634,688
                  451,100  First Virginia Banks, Inc.                  19,397,300
                  610,400  KeyCorp                                     13,505,100
                  593,600  Summit Bancorp.                             18,179,000
                                                      ----------------------------------
                                                                       60,893,482
                                                      ----------------------------------
CHEMICALS -- 4.5%
                  179,700  IMC Global Inc.                              2,942,587
                   26,000  Lubrizol Corp.                                 802,750
                  156,000  Minnesota Mining & Manufacturing Co.        15,268,500
                                                      ----------------------------------
                                                                       19,013,837
                                                      ----------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.2%
                  213,800  Xerox Corp.                                  4,850,588
                                                      ----------------------------------
COMPUTER SOFTWARE -- 1.6%
                  201,700  Autodesk, Inc.                               6,801,072
                                                      ------------------------------------
CONSUMER DURABLES -- 0.5%
                   35,200  Whirlpool Corp.                              2,290,200
                                                      -----------------------------------
DEFENSE/AEROSPACE -- 0.5%
                   90,200  Lockheed Martin Corp.                        1,973,125
                                                      -----------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
                  258,600  Littelfuse, Inc.(1)                          6,279,131
                                                      -----------------------------------
ELECTRICAL UTILITIES -- 7.3%
                  117,300  Florida Progress Corp.                       4,963,256
                  376,300  FPL Group, Inc.                             16,110,344
                  472,700  Niagara Mohawk Holdings Inc.(1)              6,588,256
                  183,307  Sierra Pacific Resources                     3,173,501
                                                       ----------------------------------
                                                                       30,835,357
                                                       ---------------------------------
ENERGY RESERVES & PRODUCTION -- 7.1%
                  383,000  Burlington Resources Inc.                   12,662,938
                  162,900  Murphy Oil Corp.                             9,346,388
                  227,400  Unocal Corp.                                 7,632,112
                                                       ----------------------------------
                                                                       29,641,438
                                                       ---------------------------------
ENVIRONMENTAL SERVICES -- 2.0%
                  478,700  Waste Management, Inc.                       8,227,656
                                                      ----------------------------------

Shares                                                                   Value
----------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 9.1%
                1,295,818  Archer-Daniels-Midland Co.    $             15,792,782
                  696,400  Interstate Bakeries Corp.                   12,622,250
                   41,900  Lance, Inc.                                    419,000
                  574,500  Tyson Foods, Inc. Cl A                       9,335,625
                                                      ---------------------------------
                                                                       38,169,657
                                                      ---------------------------------
FOREST PRODUCTS & PAPER -- 3.1%
                  140,100  Bemis Co., Inc.                              4,885,988
                   49,600  Sonoco Products Co.                          1,128,400
                  208,500  Westvaco Corp.                               6,802,312
                                                          -----------------------------
                                                                       12,816,700
                                                    -----------------------------------
GAS & WATER UTILITIES -- 3.3%
                  607,200  AGL Resources Inc.                          10,322,400
                  124,500  Washington Gas Light Co.                     3,423,750
                                                     ----------------------------------
                                                                       13,746,150
                                                    -----------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 2.8%
                  154,000  Cooper Industries, Inc.                      6,227,375
                   98,200  Emerson Electric Co.                         5,634,225
                                                      ---------------------------------
                                                                       11,861,600
                                                      ----------------------------------
HOME PRODUCTS -- 0.2%
                   23,200  Lancaster Colony Corp.                         769,225
                                                     ------------------------------------
INDUSTRIAL PARTS -- 3.7%
                  551,800  Flowserve Corp.                              9,380,600
                   64,500  Tecumseh Products Cl A                       3,041,578
                  119,600  York International Corp.                     3,281,525
                                                     ------------------------------------
                                                                       15,703,703
                                                    --------------------------------------
INDUSTRIAL SERVICES -- 1.5%
                  150,600  XTRA Corp.(1)                                6,419,325
                                                    -------------------------------------
INFORMATION SERVICES -- 1.2%
                  167,700  Dun & Bradstreet Corp. (The)                 4,947,150
                                                       -----------------------------------
LEISURE -- 3.0%
                  113,700  Department 56, Inc.(1)                       2,572,462
                   21,400  Eastman Kodak Co.                            1,417,750
                  396,000  GTECH Holdings Corp.(1)                      8,712,000
                                                     ------------------------------------
                                                                       12,702,212
                                                        ---------------------------------
LIFE & HEALTH INSURANCE -- 1.9%
                  143,600  Aetna Inc.                                   8,014,675
                                                   -----------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
                  167,400  Beckman Coulter Inc.                         8,516,475
                  150,800  Dentsply International Inc.                  3,572,075
                                                     ---------------------------------
                                                                       12,088,550
                                                         ------------------------------

8          1-800-345-6488                               See Notes to Financial Statements

VP Value--Schedule of Investments
-----------------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                   Value
-----------------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 3.9%
                  526,600  Columbia/HCA Healthcare Corp.       $       15,435,962
                  126,750  LabOne, Inc.                                   847,641
                                                           -------------------------------
                                                                        16,283,603
                                                           --------------------------------
MOTOR VEHICLES & PARTS -- 4.0%
                  272,900  Delphi Automotive Systems Corp.                4,298,175
                  464,400  Superior Industries International, Inc.       12,451,725
                                                           --------------------------------
                                                                         16,749,900
                                                          --------------------------------
OIL SERVICES -- 1.2%
                  235,195  Baker Hughes Inc.                              4,953,795
                                                          -------------------------------
PROPERTY & CASUALTY INSURANCE -- 6.1%
                   89,500  Allstate Corp.                                 2,148,000
                  118,400  Argonaut Group, Inc.                           2,375,400
                  164,000  Berkley (W.R.) Corp.                           3,444,000
                  190,700  Chubb Corp. (The)                             10,738,794
                   69,400  CNA Financial Corp.(1)                         2,702,262
                  212,200  Horace Mann Educators Corp.                    4,164,425
                                                        ---------------------------------
                                                                         25,572,881
                                                       ----------------------------------
PUBLISHING -- 1.3%
                  236,600  Banta Corp.                                    5,338,288
                                                       -----------------------------------
RAILROADS -- 0.4%
                   59,300  CSX Corp.                                      1,860,538
                                                      -----------------------------------

Shares                                                                      Value
--------------------------------------------------------------------------------------
RESTAURANTS -- 1.5%
                   32,400  Brinker International, Inc.(1)          $        777,600
                  567,300  CBRL Group, Inc.                               5,504,583
                                                       -----------------------------------
                                                                          6,282,183
                                                        ----------------------------------
SPECIALTY STORES -- 0.2%
                   47,500  Toys 'R' Us, Inc.(1)                             679,844
                                                        -------------------------------
TELEPHONE -- 2.7%
                  163,200  GTE Corp.                                     11,515,800
                                                        --------------------------------
TOBACCO -- 1.6%
                  268,800  UST Inc.                                       6,770,400
                                                       ---------------------------------
TOTAL COMMON STOCKS                                                     408,480,740
                                                      ----------------------------------
    (Cost $441,812,827)

 TEMPORARY CASH INVESTMENTS -- 2.6%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $10,902,997)                   10,900,000
                                                      -------------------------
    (Cost $10,900,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                          $419,380,740
                                                      =========================
    (Cost $452,712,827)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS

Investment securities, at value
(identified cost of $452,712,827) (Note 3) .................      $ 419,380,740
Cash .......................................................            335,437
Receivable for investments sold ............................          4,370,494
Dividends and interest receivable ..........................            536,029
                                                                  -------------
                                                                    424,622,700
                                                                  -------------
LIABILITIES
Payable for investments purchased ..........................          8,111,310
Accrued management fees (Note 2) ...........................            344,687
Payable for directors' fees and expenses ...................                222
                                                                  -------------
                                                                      8,456,219
                                                                  -------------
NET ASSETS .................................................      $ 416,166,481
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................................        500,000,000
                                                                  =============
Outstanding ................................................         69,972,646
                                                                  =============
NET ASSET VALUE PER SHARE ..................................      $        5.95
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................      $ 448,115,118
Undistributed net investment income ........................          5,342,414
Accumulated undistributed net realized loss
on investment transactions .................................         (3,958,964)
Net unrealized depreciation on investments (Note 3) ........        (33,332,087
                                                                  -------------
                                                                  $ 416,166,481
                                                                  =============

10          1-800-345-6488                          See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME
INCOME:
Dividends (net of foreign taxes withheld of $4,307) ...........    $  8,353,920
Interest ......................................................         832,658
                                                                   ------------
                                                                      9,186,578
                                                                   ------------
EXPENSES (Note 2):
Management fees ...............................................       3,822,423
Directors' fees and expenses ..................................           3,181
                                                                   ------------
                                                                      3,825,604
                                                                   ------------
NET iNVESTMENT INCOME .........................................       5,360,974
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................       4,515,520
Change in net unrealized depreciation on investments ..........     (22,021,458)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............     (17,505,938)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $(12,144,964)
                                                                   ============

See Notes to Financial Statements                 www.americancentury.com      11

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

INCREASE IN NET ASSETS

                                                      1999              1998
OPERATIONS
Net investment income ......................    $   5,360,974     $   3,186,540
Net realized gain on investments ...........        4,515,520        23,459,587

Change in net unrealized appreciation
(depreciation) on investments ..............      (22,021,458)      (17,029,740)
                                                -------------     -------------

Net increase (decrease) in net assets
resulting from operations ..................      (12,144,964)        9,616,387
                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (3,196,325)       (1,377,964)
From net realized gains
on investment transactions .................      (26,323,259)      (16,451,672)
In excess of net realized gains
on investment transactions .................       (3,958,964)             --
                                                -------------     -------------
Decrease in net assets
from distributions .........................      (33,478,548)      (17,829,636)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      232,496,146       178,536,583
Proceeds from reinvestment
of distributions ...........................       33,478,548        17,829,636
Payments for shares redeemed ...............     (120,809,008)      (59,543,821)
                                                -------------     -------------
Net increase in net assets from
capital share transactions .................      145,165,686       136,822,398
                                                -------------     -------------
NET INCREASE IN NET ASSETS .................       99,542,174       128,609,149
NET ASSETS
Beginning of period ........................      316,624,307       188,015,158
                                                -------------     -------------
End of period ..............................    $ 416,166,481     $ 316,624,307
                                                =============     =============
Undistributed net investment income ........    $   5,342,414     $   3,177,765
TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       36,007,005        26,235,037
Issued in reinvestment of distributions ....        5,752,328         2,558,054
Redeemed ...................................      (18,855,575)       (8,855,524)
                                                -------------     -------------
Net increase ...............................       22,903,758        19,937,567

12          1-800-345-6488                           See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth.
Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    For the two month period ended December 31, 1999, the fund incurred net capital losses of $6,615,251. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                  www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

                     1.00% on the first $500 million
                     0.95% on the next $500 million
                     0.90% over $ 1 billion

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, totaled $543,919,822 and
$428,284,919, respectively.

    As of December 31, 1999, accumulated net unrealized depreciation was
$44,368,158, based on the aggregate cost of investments for federal income tax purposes of $463,748,898, which consisted of unrealized appreciation of
$17,537,223 and unrealized depreciation of $61,905,381.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

14      1-800-345-6488

VP Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                     1999          1998          1997         1996(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ....................   $      6.73     $      6.93       $      5.58     $      5.00
                                           -----------     -----------       -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.08            0.08(2)           0.07            0.05
  Net Realized and Unrealized Gain
(Loss) on Investment Transactions ......         (0.15)           0.27              1.37            0.56
                                           -----------     -----------       -----------     -----------
  Total From Investment Operations .....         (0.07)           0.35              1.44            0.61
                                           -----------     -----------       -----------     -----------
Distributions
  From Net Investment Income ...........         (0.07)          (0.04)            (0.04)          (0.03)
  From Net Realized Gains on
  Investment Transactions ..............         (0.57)          (0.51)            (0.05)           --
  In Excess of Net Realized Gains
on Investment Transactions .............         (0.07)           --                --              --
                                           -----------     -----------       -----------     -----------
  Total Distributions ..................         (0.71)          (0.55)            (0.09)          (0.03)
                                           -----------     -----------       -----------     -----------
Net Asset Value, End of Period .........   $      5.95     $      6.73       $      6.93     $      5.58
                                           ===========     ===========       ===========     ===========
  Total Return(3) ......................         (0.85)%          4.81%            26.08%          12.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets .....................          1.00%           1.00%             1.00%           1.00%(4)

Ratio of Net Investment Income to
Average Net Assets .....................          1.40%           1.21%             1.60%           1.98%(4)
Portfolio Turnover Rate ................           118%            158%              138%             49%
Net Assets, End of Period
(in thousands) .........................   $   416,166     $   316,624       $   188,015     $    23,894

(1)  May 1, 1996 (inception) through December 31, 1996.

(2)  Computed using average shares outstanding throughout the year.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements                        www.americancentury.com    15

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the "Fund") (formerly known as American Century VP Value), one of the funds comprising American
Century Variable Portfolios, Inc., as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 1996 (inception) through December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated
periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

16      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's
Variable Portfolios Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     ThE S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[right margin]

PORTFOLIO MANAGERS

  VP Value
       PHIL DAVIDSON
       SCOTT MOORE

                                               www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.0 billion. This is Lipper's market capitalization breakpoint as of
December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.0 billion. This is Lipper's market capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

18      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of
December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                  www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                            RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                            RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth
Strategic Allocation:            Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

Veedot(reg.tm)                   Global Gold              Emerging Markets
New Opportunities                                         International Discovery
Giftrust(reg.tm)                                          International Growth
Vista                                                     Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                    SPECIALTY
                            Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

American Century Investments                                    BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

0002                                        Funds Distributor, Inc., Distributor
SH-ANN-19216                       (c)2000 American Century Services Corporation

[front cover]

December 31, 1999

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS

Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP International

[american century logo(reg.sm)]
American
Century

[inside front cover]

VARIABLE PORTFOLIOS
VP INTERNATIONAL
---------------------------------

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The 12 months ended December 31, 1999, was an outstanding period for investors in VP International. Recovery in many parts of Asia and strengthening in more-established markets in Europe provided compelling growth opportunities for our management team. As a result, VP International was up over 60% for the year. (See page 4 for the fund's standardized performance.) As pleased as we are to provide this performance, we should quickly add that results like these are an exception and usually are not sustainable. While we'll do everything we can to make 2000 another banner year, we think it's wise to maintain reasonable expectations for VP International's future results.

     On the corporate front, we are proud to announce that American Century has been named by Fortune magazine as one of its "100 Best Companies to Work
For." We do not take this recognition lightly. An acknowledgement like this enables us to recruit talented and dedicated people, from investment professionals to service representatives. "Intellectual capital" is our most valuable resource, and is essential in our efforts to provide you, our shareholders, with excellent investment management.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VP INTERNATIONAL

FINANCIAL STATEMENTS

   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statements of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   17
   Independent Auditors'
       Report .............................................................   18

OTHER INFORMATION

   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      How Currency Returns
         Affect Fund

                                                 www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*    This was a remarkable year for international markets, full of powerful and positive changes. But it was far from easy for investors, who had to contend with some dramatic regional shifts in capital flows.

*    At the start of the year, money moved out of large European growth stocks and into Japanese and Asian firms, particularly those in cyclical-oriented industries.

*    Emerging world markets saw a comeback, as developing economies stabilized and moved forward after enduring a rough 1998.

*    In both Europe and Asia, entrepreneurialism is having a profound effect, spurred on by an American-style equity culture that is taking hold in both regions.

VP INTERNATIONAL

*    VP International posted a remarkable gain for the year, more than twice that of its benchmark and well ahead of its peer funds tracked by Lipper
     Inc.

*    The fund's best contributors were companies involved in information technology, especially wireless communications and other telecommunications services.

*    A move into Japanese stocks during the second half of the period also helped the fund outperform its benchmark. At the end of the period,
     Japanese companies accounted for more than one-fourth of the fund's investments, making Japan the largest single-country weighting. Next in line were the United Kingdom, France and the United States.

*    VP International's results point to the fact that few stocks in the portfolio failed to meet expectations. Positions in food and beverage companies dampened performance (food stocks generally underperformed across world markets), and the fund's investments in financial services firms were hampered by interest rate increases in the United States.

[left margin]

                          VP INTERNATIONAL
       TOTAL RETURNS:                           AS OF 12/31/99
          6 Months                                      52.81%*
          1 Year                                        64.04%
       INCEPTION DATE:                                  5/1/94
       NET ASSETS:                              $799.8 million

*Not annualized.

Investment terms are defined in the Glossary on pages 20-21.

2      1-800-345-6488

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, Chief Investment Officer of international investments at
American Century

A YEAR OF OUTSTANDING RETURNS

     This was a remarkable year for international markets. Our team has been involved in global markets for many years, but we have rarely seen a year with so many powerful and positive changes.

     Yet the year was far from easy. It also contained some very dramatic shifts of investment capital. Early in the year, when Asia began to recover, capital flooded out of large European growth stocks and into Japanese and Asian economically sensitive companies. At the same time, the Japanese yen appreciated dramatically at the expense of the euro and U.S. dollar. As the year progressed, investors turned to the big growth opportunities now available from the revolution taking place in global telecommunications and Internet usage. This helped fuel strong gains in growth stocks globally, including the emerging markets where we saw an impressive turnaround.

POSITIVE CHANGES AROUND THE GLOBE

     U.S.-style capitalism, specifically the restructuring that swept the United
States in the 1980s and '90s, has fostered a similar transformation in Europe.
Merger and acquisition activity is at record levels and is transforming the corporate landscape in a significant way. Shareholder value and corporate governance have become focal points. Privatizations and labor and pension reforms are moving ahead, paving the way for more efficient and competitive economies and corporations. In Euroland and the U.K., corporations are realizing that not only must they compete in the global marketplace to sell their goods and services, but they must also compete for capital and human talent.

     Japan is becoming reform-minded as well, though for now changes there are likely to be more gradual. Nevertheless, deregulation and the breakdown of cross-owner relationships among the Keiretsu, the large conglomerates that dominate the Japanese economy, are driving change. Entrepreneurs are also gaining in importance as the changing economy opens up new opportunities --
witness the recent introduction of MOTHERS, a stock exchange for small Japanese companies.

     In emerging markets, developing economies stabilized and moved forward after a rough 1998. Reforms and privatizations are at the forefront there as well. Technology and telecommunications are transforming many economies as governments step aside and allow industry to leapfrog into the most advanced infrastructure.

GOING FORWARD

     We believe deregulation and the success of U.S.-style capitalism will very likely continue to drive Europe and Asia's transformation, with Internet and
e-commerce acting as major catalysts. These trends are currently creating an unprecedented number of investment opportunities globally, and should they continue, will have a profound impact on corporations and investors alike.

     Whatever the market environment, we feel confident our earnings growth discipline will continue to generate highly competitive returns.

[right margin]

"WE BELIEVE DEREGULATION AND THE SUCCESS OF U.S.-STYLE CAPITALISM WILL VERY
LIKELY CONTINUE TO DRIVE EUROPE AND ASIA'S TRANSFORMATION, WITH INTERNET AND
E-COMMERCE ACTING AS MAJOR CATALYSTS."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999

MSCI EUROPE                   15.89%
MSCI FAR EAST                 62.41%
S&P 500                       21.04%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999

[data shown in line chart]

Value on 12/31/99
S&P 500             $1.21
MSCI Europe         $1.16
MSCI Far East       $1.62

            S&P 500 Index      MSCI Europe Index     MSCI Far East Index
12/31/98       $1.00                 $1.00                  $1.00
1/31/99        $1.04                 $0.99                  $1.00
2/28/99        $1.01                 $0.97                  $0.98
3/31/99        $1.05                 $0.98                  $1.12
4/30/99        $1.09                 $1.01                  $1.19
5/31/99        $1.06                 $0.96                  $1.12
6/30/99        $1.12                 $0.98                  $1.23
7/31/99        $1.09                 $0.98                  $1.33
8/31/99        $1.08                 $1.00                  $1.32
9/30/99        $1.05                 $0.99                  $1.39
10/31/99       $1.12                 $1.02                  $1.45
11/30/99       $1.14                 $1.05                  $1.52
12/31/99       $1.21                 $1.16                  $1.62

                                                www.americancentury.com      3

VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                                  VP              MSCI EAFE
                             INTERNATIONAL          INDEX             S&P 500

6 MONTHS(1)                      52.81%             22.12%              7.69%
1 YEAR                           64.04%             26.96%             21.04%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
3 YEARS                          32.21%             15.74%             27.56%
5 YEARS                          24.28%             12.83%             28.56%
LIFE OF FUND(2)                  20.07%             11.21%             25.66%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/94.

See pages 19-20 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/99
S&P 500                $36,514
VP International       $28,186
MSCI EAFE              $18,270

$10,000 investment made 5/1/94

[data shown in mountain chart]

          VP International        MSCI EAFE         S&P 500
5/1/94         $10,000             $10,000          $10,000
6/30/94         $9,780             $10,083           $9,915
9/30/94        $10,100             $10,093          $10,400
12/31/94        $9,500              $9,990          $10,398
3/31/95         $9,299             $10,176          $11,411
6/30/95         $9,880             $10,250          $12,500
9/30/95        $10,360             $10,678          $13,494
12/31/95       $10,660             $11,110          $14,306
3/31/96        $10,920             $11,431          $15,075
6/30/96        $11,439             $11,612          $15,751
9/30/96        $11,521             $11,597          $16,238
12/31/96       $12,197             $11,781          $17,591
3/31/97        $12,841             $11,596          $18,062
6/30/97        $14,491             $13,101          $21,218
9/30/97        $15,020             $13,010          $22,805
12/31/97       $14,470             $11,991          $23,459
3/31/98        $17,048             $13,755          $26,732
6/30/98        $18,131             $13,901          $27,614
9/30/98        $14,817             $11,925          $24,866
12/31/98       $17,184             $14,389          $30,163
3/31/99        $17,454             $14,589          $31,668
6/30/99        $18,446             $14,960          $33,904
9/30/99        $19,100             $15,616          $31,785
12/31/99       $28,186             $18,270          $36,514

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI
EAFE Index and the S&P 500 are provided for comparison. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

[data shown in bar chart]

            VP International        MSCI EAFE
12/31/94*        -5.00%               -0.10%
12/31/95         12.21%               11.21%
12/31/96         14.41%                6.05%
12/31/97         18.63%                1.78%
12/31/98         18.76%               20.00%
12/31/99         64.04%               26.96%

* From May 1, 1994 to December 31, 1994.

4      1-800-345-6488

VP International--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

     VP International gained 64.04%, far above the 26.96% increase posted by its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE). The fund also outperformed the majority of its peers--the average international fund underlying variable insurance products tracked by Lipper Inc. gained 42.88% for the period.

     Our results for the fourth quarter were especially strong. The fund gained
47.58% from September 30 through December 31. The EAFE Index was up 16.99% for the final three months of the year.

     We're pleased with these short-term returns, but our overarching goal is to provide you with solid performance over time. Those investors who have been invested in VP International for the last five years have received an average annual return of 24.28%. The average annual return for the EAFE Index for the same period is 12.83%. According to Lipper, VP International's five-year results place it in the 13th percentile (7th out of 53 underlying international funds for variable insurance products).*

WHAT FACTORS HELPED VP INTERNATIONAL POST SUCH A LARGE GAIN?

     We think the credit goes to an investment process that enables our team to focus on fast-growing successful companies, wherever they may be. We combine earnings information from our proprietary database with extensive company analysis, including management interviews and industry research. We believe this helps us put together a portfolio of strong, growing companies.

     We found a number of such opportunities in Europe and Japan, where wireless telephone and information service-related companies performed very well. These sectors are benefiting from the explosion of cellular phone usage and expansion of the Internet. This was a major factor behind our higher weighting in Japanese stocks. When we closed the fund's December books, Japanese companies accounted for nearly 27% of investments--our largest single-country weighting--and those holdings contributed most to performance.

     In our last report to you, we described the cautious approach we were taking in Japan. At the time, too many restructuring announcements coming from
Japanese companies appeared to be more bark than bite. The situation is about the same today, but there are a number of firms in our portfolio that are actively tackling their problems. There are also signs that a quiet
"corporate revolution" is underway in the world's second-largest economy. A "new Japan" is emerging.

YOU HAVE SLIGHTLY MORE THAN 12% OF YOUR ASSETS IN FIRMS INVOLVED IN WIRELESS
COMMUNICATIONS. WHAT IS ATTRACTING YOU TO THESE COMPANIES?

     There is a revolution occurring worldwide in information technology, especially

* Lipper ranked VP International 21 out of 126 of the average international fund underlying variable insurance products for the one-year period. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

[right margin]

"THOSE INVESTORS WHO HAVE BEEN INVESTED IN VP INTERNATIONAL FOR THE LAST FIVE
YEARS HAVE RECEIVED AN AVERAGE ANNUAL RETURN OF 24.28%."

PORTFOLIO AT A GLANCE
                                                12/31/99          12/31/98
NO. OF COMPANIES                                  131               146
MEDIAN MARKET                                    $16.3             $7.26
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               109%              181%

Investment terms are defined in the Glossary on pages 20-21.

                                                 www.americancentury.com      5

VP International--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

in wireless and other telecommunications services. In the United States, cellular service is booming, but that doesn't come close to what's happening overseas. Across Europe and in Japan (and in many emerging economies), the portable phone has become the communications medium of choice.

     That theme is hinged to another--the Internet and the explosion of data riding the Web. We are in an age of information instancy. Cell-phone users around the world are now able to dial remote databases, to access email or scour the Internet for information from wherever they may be--in a car or walking through an airport. As a result, portable phones are fast becoming hand-held computers in every sense of the word. The marriage of the Internet and wireless communications is one of the major growth stories of the decade, and we're approaching it from several angles.

WHICH OF YOUR INVESTMENTS ILLUSTRATE SOME OF THOSE ANGLES?

     We can begin with our second largest holding, Mannesmann AG. We've held a position in this German firm since 1994. Mannesmann's initial claim to fame was as a successful industrial firm making steel tubes, auto parts and machinery.
Today, the company is focusing on telecommunications, and is Germany's largest wireless service provider.

     In electrical equipment, we own shares in Finland's Nokia, the world's biggest maker of cellular handsets, and now Europe's largest company in terms of market capitalization (the number of shares outstanding, multiplied by the share price). In September, Nokia introduced its first cellular phone with Wireless
Application Protocol (WAP) technology that lets users send email or pull data from the Internet. Owning a market share of about 25%, Nokia could produce 68 million phones in 1999, including models that have become very popular with teen-agers (who have turned out to be tremendously active cell-phone users).

     There are 450 million cellular subscribers worldwide, a number Nokia expects to more than triple to over one billion by 2003. At that point, there would be more portable phones connected to the Internet than personal computers.
Nokia is an aggressive, smart company that has impressed investors with its ability to produce increasingly smarter handsets.

     NTT Mobile Communications Network, Inc. (sometimes referred to as NTT
DoCoMo), Japan's largest cellular operator, is also benefiting from this technology. The firm started its "i-mode" service in April 1999, and by the end of December 1999, the service had more than three million users accessing email and Internet Web sites with their cellular phones.

WHAT OTHER FIRMS CONTRIBUTED TO VP INTERNATIONAL'S STRONG PERFORMANCE?

     Shares of Sony Corp., one of the world's best-known consumer electronic brands, performed strongly. The company is viewed as one of the pillars of the
"new Japan" that is emerging. In addition, the firm is benefiting from the upcoming launch of Playstation 2, which will be a key platform in Sony's strategy to conquer the networked digital entertainment market.

     Hennes & Mauritz AB, Sweden's largest clothing retailer, has been on a growth curve for years. We first purchased the company in 1997 and have owned it since. H&M has been a fine long-term performer.

     Another Swedish firm, Skandia Forsakrings AB, a leading provider of financial services and insurance, also has been a successful investment. The
Nordic region's largest insurer, Skandia

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                             12/31/99            6/30/99
SONY CORP.                     3.7%               1.7%
MANNESMANN AG                  3.3%               2.9%
KYOCERA CORP.                  3.0%                --
SOFTBANK CORP.                 2.8%               0.2%
SONERA GROUP OYJ               2.3%               0.3%
CHINA TELECOM
     (HONG KONG) LTD.          2.0%               0.7%
NTT MOBILE
     COMMUNICATIONS
     NETWORK, INC.             1.9%               0.2%
NORTEL NETWORKS
     CORP. NEW YORK
     SHARES                    1.8%               1.0%
NOKIA CORP. CL A ADR           1.8%               1.4%
JDS UNIPHASE CORP.             1.7%               0.5%(1)

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                             12/31/99            6/30/99
ELECTRICAL EQUIPMENT           19.5%               9.2%
TELEPHONE                      12.5%              10.5%
WIRELESS
     TELECOMMUNICATIONS        12.1%              12.4%
MEDIA                           6.4%               5.6%
SEMICONDUCTOR                   6.0%               0.6%

(1) Uniphase Corp. acquired JDS Fitel Inc. on 7/6/99. Surviving name is JDS
    Uniphase Corp. Percentage represents JDS Fitel Inc. shares owned by the fund.

6      1-800-345-6488

VP International--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

is now focusing on the U.S. market for variable annuities, mutual funds, and other savings products.

     In addition, Tokyo-based Softbank Corp., our fourth-largest position, is one of the world's largest investors in Internet companies. Its $32 billion portfolio holds significant investments in hugely successful firms such as
Yahoo! and E*Trade Group.

WHICH STOCKS DIDN'T WORK OUT AS YOU  HAD EXPECTED?

     Several investments in food and beverage companies were disappointments; in fact, throughout the world, food stocks generally underperformed. One of our holdings, Groupe Danone, is a case in point. A French company, Danone produces a number of packaged foods, including Dannon Yogurt, Evian water, and Lea &
Perrins worcestershire sauce. More than anything else, consolidation in food retailing is pressuring margins of food manufacturers. In this country and abroad, the retailing model is moving toward giant national food outlets
(Wal-Mart or Target in the United States, for example) that can exert pricing leverage.

WHAT ARE YOUR THOUGHTS CONCERNING THE EURO, THE NEW EUROPEAN CURRENCY THAT HAS
WEAKENED CONSIDERABLY SINCE ITS INTRODUCTION IN JANUARY 1999?

     A declining euro is not necessarily bad for the European Monetary Union; in fact, it has already given a boost to economic growth there. Germany and France are big exporters, and their goods are now attractively priced to consumers in the United States and elsewhere. In addition, the common currency has already begun to "harmonize" the business environment across the continent, particularly in terms of pricing from country to country.

     In Japan, meanwhile, the yen has strengthened in part at the expense of the euro, as investors have sold European stocks to put their money in Japanese companies. Over the short term, a strong currency normally slows the earning power of exporters because their products grow more expensive to foreign buyers and demand falls. Over the long term, which is the lens through which we view our investments, we think companies with good products and good management will succeed and overcome the relative strength or weakness of their country's currency.

WHAT IS YOUR OUTLOOK ON INTERNATIONAL INVESTING AS WE HEAD INTO 2000?

     Many constructive, positive trends are changing the investment landscape in
Europe and Japan. Falling economic boundaries are forcing consolidation in virtually every industry in Europe, Japanese companies are transforming themselves, and an American-style equity culture is catching hold in both regions. In fact, what is happening in Europe, and to a lesser extent in Japan, is similar to the restructuring American companies went through at the start of this decade, which spurred the U.S. economy on to new heights. This is a powerful combination of events that we feel should have huge positive implications for international investors.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF DECEMBER 31, 1999

[data shown in pie chart]

Common Stocks                  95.3%
Temporary Cash Investments      3.9%
Preferred Stocks                0.8%

AS OF JUNE 30, 1999

[data shown in pie chart]

Common Stocks                  95.2%
Temporary Cash Investments      3.6%
Preferred Stocks                1.2%

VP INTERNATIONAL'S INVESTMENTS BY COUNTRY

[data shown in bar chart]

                   12/31/99           6/30/99
Japan                26.6%             17.0%
United Kingdom       13.2%             16.2%
France               10.6%             11.4%
United States*        7.7%              5.6%
Netherlands           6.4%              6.9%
Germany               5.0%              5.7%
Sweden                4.9%              3.0%
Finland               4.0%              1.7%
Italy                 4.0%              3.9%
Other                17.6%             28.6%

*Includes temporary cash investments.

                                                 www.americancentury.com      7

VP International--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.3%

AUSTRALIA -- 0.4%
     987,029   Cable & Wireless Optus Limited(1)                   $  3,295,729
                  (wireless telecommunications)             -----------------------

BELGIUM -- 0.2%
      51,644   Fortis (B)                                             1,861,635
                  (property & casualty insurance)           -----------------------

CANADA -- 2.5%
     102,400   Celestica Inc. New York Shares(1)                      5,683,200
                  (semiconductor)
     147,400   Nortel Networks Corp.
                  New York Shares                                    14,887,400
                  (electrical equipment)                    -----------------------
                                                                      20,570,600
                                                            -----------------------

DENMARK -- 1.0%
      26,700   ISS International Service
                  System A/S(1)                                       1,795,219
                  (industrial services)
      20,911   Novo Nordisk A/S Cl B                                  2,772,367
                  (drugs)
      51,900   Tele Danmark A/S                                       3,854,690
                  (telephone)                               -----------------------
                                                                       8,422,276
                                                            -----------------------

FINLAND -- 4.0%
      75,400   Nokia Corp. Cl A ADR                                  14,326,000
                  (electrical equipment)
     265,659   Sonera Group Oyj                                      18,192,891
                  (wireless telecommunications)             -----------------------
                                                                      32,518,891
                                                            -----------------------

FRANCE -- 10.6%
      57,370   Accor SA                                               2,769,514
                  (hotels)
      38,157   Alcatel Alsthom Compagnie Generale                     8,755,040
                  (information services)
      12,754   Altran Technologies SA                                 7,700,993
                  (information services)
      37,432   Axa                                                    5,213,486
                  (property & casualty insurance)
      16,637   Cap Gemini SA                                          4,219,147
                  (information services)
      33,480   Carrefour SA                                           6,169,115
                  (specialty stores)
      15,200   Groupe Danone                                          3,579,386
                  (food & beverage)

Shares                                                                 Value
--------------------------------------------------------------------------------

      18,000   Lafarge SA                                          $  2,094,013
                  (construction & real property)
      25,900   Pinault-Printemps-Redoute SA                           6,828,890
                  (department stores)
      17,800   Societe Generale Cl A                                  4,137,910
                  (banks)
      18,600   Societe Television Francaise 1                         9,733,417
                  (media)
      62,800   STMicroelectronics N.V.
                  New York Shares                                     9,510,275
                  (semiconductor)
      16,807   Total SA Cl B                                          2,241,068
                  (oil refining)
     141,845   Vivendi                                               12,797,153
                  (multi-industry)                          -----------------------
                                                                      85,749,407
                                                            -----------------------

GERMANY -- 5.0%
      11,700   DePfa Deutsche Pfandbriefbank AG                         862,585
                  (banks)
      26,773   EM.TV & Merchandising AG                               1,681,244
                  (media)
      56,300   Infonet Services Corp. Cl B(1)                         1,477,875
                  (computer hardware
                  & business machines)
      11,370   Intershop Communications AG(1)                         3,192,374
                  (computer software)
     109,560   Mannesmann AG                                         26,681,881
                  (wireless telecommunications)
      53,400   Siemens AG                                             6,824,864
                  (electrical equipment)                    -----------------------
                                                                      40,720,823
                                                            -----------------------

HONG KONG -- 2.0%
   2,554,000   China Telecom (Hong Kong) Ltd.(1)                     15,967,634
                  (wireless telecommunications)             -----------------------

IRELAND -- 0.2%
      77,500   CRH plc                                                1,661,232
                  (multi-industry)                          -----------------------

ISRAEL -- 0.3%
      14,100   Check Point Software
                   Technologies Ltd.(1)                               2,802,375
                   (computer software)                      -----------------------

ITALY -- 4.0%
     423,500   Banca Intesa S.p.A.                                    1,717,543
                  (banks)
     282,348   Mediaset SpA                                           4,387,136
                  (media)
     308,400   Mediolanum SpA                                         4,034,658
                  (life & health insurance)

8          1-800-345-6488                        See Notes to Financial Statements

VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------

     243,700   Mondadori (Arnoldo) Editore SpA                     $  7,725,296
                  (media)
   1,534,449   Seat Pagine Gialle SpA                                 5,034,068
                  (internet)
     609,200   Telecom Italia SpA                                     8,582,958
                  (telephone)
       1,171   Tiscali SpA(1)                                           474,910
                  (internet)                                -----------------------
                                                                      31,956,569
                                                            -----------------------

JAPAN -- 26.6%
     178,000   Fujitsu Ltd.                                           8,118,626
                  (electrical equipment)
     737,000   Hitachi Ltd.                                          11,830,087
                  (electrical equipment)
         199   Japan Telecom Co. Ltd.                                 7,985,710
                  (telephone)
     186,000   Kao Corporation                                        5,306,744
                  (home products)
      43,200   KDD Corp.                                              5,987,198
                  (telephone)
       8,300   Keyence Corporation                                    3,371,342
                  (electrical equipment)
      93,000   KYOCERA CORP.                                         24,121,562
                  (semiconductor)
      22,000   Matsushita Communication
                  Industrial Co., Ltd.                                5,813,840
                  (electrical equipment)
     124,000   Matsushita Electric Industrial Co., Ltd.               3,434,668
                  (electrical equipment)
     132,000   NEC Corp.                                              3,145,933
                  (electrical equipment)
         439   Nippon Telegraph & Telephone                           7,519,331
                  (telephone)
     285,000   Nomura Securities Co., Ltd.                            5,146,569
                  (securities & asset management)
         485   NTT Data Corp.                                        11,155,427
                  (information services)
         407   NTT Mobile Communications
                  Network, Inc.                                      15,655,378
                  (wireless telecommunications)
     134,000   Omron Corp.                                            3,088,676
                  (electrical equipment)
     115,000   PIONEER CORP.                                          3,039,053
                  (consumer durables)
      20,900   Ryohin Keikaku Co. Limited                             4,195,547
                  (specialty stores)
      10,000   SMC Corp.                                              2,212,978
                  (industrial parts)
      23,800   Softbank Corp.                                        22,782,030
                  (internet)
     100,800   Sony Corp.                                            29,893,707
                  (electrical equipment)
      44,000   Takeda Chemical Industries, Ltd.                       2,174,807
                  (drugs)
     150,300   Tokyo Electric Power Co.                               4,030,753
                  (electrical utilities)
      77,000   Tokyo Electron Ltd.                                   10,551,042
                  (electrical equipment)

Shares                                                                 Value
--------------------------------------------------------------------------------

     248,000   Toyota Motor Corp.                                  $ 12,015,269
                  (motor vehicles & parts)
       8,000   Trend Micro Inc.(1)                                    2,020,162
                  (computer software)                       -----------------------
                                                                     214,596,439
                                                            -----------------------

MEXICO -- 1.5%
      55,800   Grupo Televisa S.A. GDR(1)                             3,808,350
                  (media)
      71,600   Telefonos de Mexico, S.A. Cl L ADR                     8,055,000
                  (telephone)                               -----------------------
                                                                      11,863,350
                                                            -----------------------

NETHERLANDS -- 6.4%

      37,300   ASM Lithography Holding N.V.
                  New York Shares(1)                                  4,226,556
                  (semiconductor)
      31,000   ASR Verzekeringsgroep N.V.                             1,971,641
                  (life & health insurance)
      85,700   Getronics N.V.                                         6,830,540
                  (information services)
      48,000   Gucci Group N.V. New York Shares                       5,496,000
                  (apparel & textiles)
      78,876   ING Groep N.V.                                         4,757,849
                  (financial services)
      68,320   Phillips Electronics N.V.
                  New York Shares                                     9,223,200
                  (electrical equipment)
      65,900   Randstad Holdings N.V.                                 3,170,023
                  (industrial services)
      59,678   United Pan-Europe
                  Communications NV(1)                                7,627,233
                  (telephone)
     122,200   VNU N.V.                                               6,416,886
                  (publishing)
      58,749   Wolters Kluwer NV                                      1,986,501
                  (publishing)                              -----------------------
                                                                      51,706,429
                                                            -----------------------

PORTUGAL -- 0.4%
      53,721   PT MULTIMEDIA(1)                                       3,052,888
                  (internet)                                -----------------------

SINGAPORE -- 1.9%
     190,438   DBS Group Holdings Ltd.                                3,121,560
                  (banks)
     210,410   Singapore Press Holdings Ltd.                          4,560,673
                  (media)
   2,349,000   Singapore Technologies
                  Engineering Ltd.                                    3,638,799
                  (industrial services)
     237,102   United Overseas Bank Ltd.                              2,092,705
                  (banks)
     176,000   Venture Manufacturing
                  (Singapore) Ltd.                                    2,018,373
                  (semiconductor)                           -----------------------
                                                                      15,432,110
                                                            -----------------------

See Notes to Financial Statements                 www.americancentury.com      9

VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------

SOUTH KOREA -- 1.1%
      38,350   Samsung Electronics                                 $  8,983,796
                  (electrical equipment)                    -----------------------

SPAIN -- 1.8%
      46,986   Sogecable, S.A.(1)                                     2,997,828
                  (media)
     447,691   Telefonica S.A.(1)                                    11,173,239
                  (telephone)                               -----------------------
                                                                      14,171,067
                                                            -----------------------

SWEDEN -- 4.9%
     203,800   Assa Abloy AB Cl B                                     2,864,177
                  (consumer durables)
      74,300   Ericsson (L.M.) Telephone Co. ADR                      4,878,259
                  (electrical equipment)
     191,300   Europolitan Holdings AB                                3,374,691
                  (wireless telecommunications)
     306,300   Hennes & Mauritz AB Cl B                              10,266,435
                  (specialty stores)
      70,230   Modern Times Group
                  MTG AB Cl B(1)                                      3,485,483
                  (media)
     183,100   Securitas AB Cl B                                      3,316,171
                  (industrial services)
     376,800   Skandia Forsakrings AB                                11,388,639
                  (financial services)                      -----------------------
                                                                      39,573,855
                                                            -----------------------

SWITZERLAND -- 3.5%
      80,472   ABB Ltd.                                               9,842,317
                  (heavy electrical equipment)
      27,900   Credit Suisse Group                                    5,545,657
                  (financial services)
       2,078   Holderbank Financiere
                  Glarus AG Cl B                                      2,844,966
                  (construction & real property)
       1,388   Nestle S.A.                                            2,542,734
                  (food & beverage)
       3,355   Novartis AG                                            4,926,201
                  (drugs)
       2,200   PubliGroupe S.A.                                       2,176,097
                  (media)                                   -----------------------
                                                                      27,877,972
                                                            -----------------------

UNITED KINGDOM -- 13.2%
     455,900   Amvescap Plc                                           5,302,846
                  (financial services)
      38,499   ARM Holdings plc(1)                                    2,597,891
                  (semiconductor)
      79,600   AstraZeneca Group plc                                  3,302,289
                  (drugs)
      82,900   Barclays PLC                                           2,386,543
                  (banks)
     234,500   BBA Group plc                                          1,894,174
                  (industrial parts)
      42,300   BP Amoco Plc ADR                                       2,508,919
                  (oil refining)
     380,378   British Telecommunications plc                         9,297,395
                  (telephone)

Shares                                                                 Value
--------------------------------------------------------------------------------

     229,602   Cable & Wireless
                  Communications plc(1)                            $  3,301,206
                  (telephone)
     188,783   Cable & Wireless plc                                   3,199,229
                  (wireless telecommunications)
     218,200   Capita Group Plc                                       3,983,274
                  (industrial services)
   1,006,717   Centrica plc                                           2,854,247
                  (gas & water utilities)
      33,400   CMG plc                                                2,458,852
                  (information services)
     154,738   COLT Telecom Group plc(1)                              7,921,842
                  (telephone)
     230,700   Compass Group PLC                                      3,167,915
                  (industrial services)
      88,764   Energis plc(1)                                         4,264,664
                  (telephone)
     510,600   Invensys plc                                           2,779,826
                  (industrial parts)
     219,085   Logica plc                                             5,652,291
                  (information services)
     326,100   Marconi plc                                            5,771,253
                  (electrical equipment)
     102,100   Orange plc(1)                                          3,447,299
                  (wireless telecommunications)
     144,700   Pearson plc                                            4,684,608
                  (media)
     170,800   Prudential Corporation PLC                             3,366,314
                  (property & casualty insurance)
     852,871   TeleWest Communications plc(1)                         4,550,228
                  (telephone)
     468,913   Thus plc(1)                                            2,939,212
                  (telephone)
     906,972   Vodafone AirTouch PLC                                  4,494,542
                  (wireless telecommunications)
      72,900   Vodafone AirTouch PLC ADR                              3,608,550
                  (wireless telecommunications)
     430,200   WPP Group plc                                          6,817,833
                  (media)                                   -----------------------
                                                                     106,553,242
                                                            -----------------------

UNITED STATES -- 3.8%
      78,600   Amdocs Ltd.(1)                                         2,711,700
                  (computer software)
      28,300   Comverse Technology, Inc.(1)                           4,095,541
                  (computer software)
     118,000   Global TeleSystems Group, Inc.(1)                      4,085,750
                  (telephone)
      83,892   JDS Uniphase Corp.(1)                                 13,532,828
                  (electrical equipment)
      29,200   NTL Inc.(1)                                            3,639,050
                  (telephone)
      70,200   Tyco International Ltd.                                2,729,025
                  (industrial parts)                        -----------------------
                                                                      30,793,894
                                                            -----------------------

TOTAL COMMON STOCKS                                                 770,132,213
   (Cost $419,148,921)                                      -----------------------

10        1-800-345-6488                          See Notes to Financial Statements

VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.8%

BRAZIL
  26,410,000   Petroleo Brasileiro S.A.                            $  6,724,938
                  (energy reserves & production)            -----------------------
   (Cost $4,387,841)

TEMPORARY CASH INVESTMENTS -- 3.9%

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $31,208,580)                       31,200,000
                                                            -----------------------
   (Cost $31,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $808,057,151
                                                            =======================
   (Cost $454,736,762)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts            Settlement                                 Unrealized
     to Sell               Date                  Value                 Gain
--------------------------------------------------------------------------------
  11,784,905  EURO        1/28/00             $11,881,424            $24,473
                                        ==========================================
(Value on Settlement Date $11,905,897)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements               www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS

Investment securities, at value
   (identified cost of $454,736,762) (Note 3) ..................    $808,057,151
Foreign currency holdings, at value
   (identified cost of $383,240) ...............................         382,935
Cash ...........................................................       1,369,958
Receivable for forward foreign currency exchange contracts .....          24,473
Receivable for investments sold ................................       1,136,448
Dividends and interest receivable ..............................         696,734
                                                                    ------------
                                                                     811,667,699
                                                                    ------------

LIABILITIES

Payable for investments purchased ..............................       3,520,512
Payable for capital shares redeemed ............................       7,528,763
Accrued management fees (Note 2) ...............................         776,491
Payable for directors' fees and expenses .......................             393
                                                                    ------------
                                                                      11,826,159
                                                                    ------------

NET ASSETS .....................................................    $799,841,540
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized .....................................................     200,000,000
                                                                    ============
Outstanding ....................................................      63,968,016
                                                                    ============

NET ASSET VALUE PER SHARE ......................................    $      12.50
                                                                    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................    $431,308,466
Undistributed net investment income ............................       1,149,432
Accumulated undistributed net realized gain on
   investments and foreign currency transactions ...............      14,059,086
Net unrealized appreciation on investments and
   translation of assets and liabilities
   in foreign currencies (Note 3) ..............................     353,324,556
                                                                    ------------
                                                                    $799,841,540
                                                                    ============

12        1-800-345-6488                          See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT LOSS

INCOME:

Dividends (net of foreign taxes withheld of $693,695) .......     $   5,064,512
Interest ....................................................           845,002
                                                                  -------------
                                                                      5,909,514
                                                                  -------------

EXPENSES (Note 2):

Management fees .............................................         6,779,803
Directors' fees and expenses ................................             4,122
                                                                  -------------
                                                                      6,783,925
                                                                  -------------

NET INVESTMENT LOSS .........................................          (874,411)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments .................................................        46,312,026
Foreign currency transactions
   (net of foreign taxes withheld of $17,847) ...............        (2,616,721)
                                                                  -------------
                                                                     43,695,305
                                                                  -------------

CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments .................................................       272,495,465
Translation of assets and
 liabilities in foreign currencies ..........................        (9,007,931)
                                                                  -------------
                                                                    263,487,534
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY .....................................       307,182,839
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $ 306,308,428
                                                                  =============

See Notes to Financial Statements               www.americancentury.com      13

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

INCREASE IN NET ASSETS                                                1999             1998

OPERATIONS

Net investment income (loss) ................................   $    (874,411)   $     884,825
Net realized gain (loss) on investments
  and foreign currency transactions .........................      43,695,305      (26,673,060)

Change in net unrealized appreciation
  on investments and translation
   of assets and liabilities in foreign currencies ..........     263,487,534       66,336,554
                                                                -------------    -------------
Net increase in net assets resulting from operations ........     306,308,428       40,548,319
                                                                -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ..................................            --         (1,512,683)
From net realized gains on investment transactions ..........            --        (12,713,908)
In excess of net realized gains .............................            --         (2,814,898)
                                                                -------------    -------------
Decrease in net assets from distributions ...................            --        (17,041,489)
                                                                -------------    -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...................................     849,452,226      677,603,582
Proceeds from reinvestment of distributions .................            --         17,041,489
Payments for shares redeemed ................................    (774,881,238)    (515,712,499)
                                                                -------------    -------------
Net increase in net assets from capital share transactions ..      74,570,988      178,932,572
                                                                -------------    -------------

NET INCREASE IN NET ASSETS ..................................     380,879,416      202,439,402

NET ASSETS

Beginning of period .........................................     418,962,124      216,522,722
                                                                -------------    -------------
End of period ...............................................   $ 799,841,540    $ 418,962,124
                                                                =============    =============

Undistributed net investment income .........................   $   1,149,432    $     156,660
                                                                =============    =============

TRANSACTIONS IN SHARES OF THE FUND

Sold ........................................................      99,625,040       91,449,353
Issued in reinvestment of distributions .....................            --          2,328,072
Redeemed ....................................................     (90,616,064)     (70,474,226)
                                                                -------------    -------------
Net increase ................................................       9,008,976       23,303,199
                                                                =============    =============

14        1-800-345-6488                        See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one of the six funds issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

        1.50% on the first $250 million
        1.20% on the next $250 million
        1.10% over $500 million

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, totaled $609,641,840 and
$542,801,762, respectively.

    As of December 31, 1999, accumulated net unrealized appreciation on investments was $349,976,628, based on the aggregate cost of investments for federal income tax purposes of $458,080,523, which consisted of unrealized appreciation of $352,262,278 and unrealized depreciation of $2,285,650.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

16      1-800-345-6488

VP International--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                           1999           1998             1997           1996             1995

PER-SHARE DATA

Net Asset Value, Beginning of Period ...............  $      7.62    $      6.84      $      5.96    $      5.33      $      4.75
                                                      -----------    -----------      -----------    -----------      -----------

Income From Investment Operations

  Net Investment Income (Loss) .....................        (0.01)          0.02            (0.02)          0.02(1)          0.03(1)

  Net Realized and Unrealized Gain
    on Investment Transactions .....................         4.89           1.24             1.11           0.74             0.55
                                                      -----------    -----------      -----------    -----------      -----------

  Total From Investment Operations .................         4.88           1.26             1.09           0.76             0.58
                                                      -----------    -----------      -----------    -----------      -----------

Distributions

  From Net Investment Income .......................         --            (0.04)           (0.06)         (0.03)            --

  In Excess of Net Investment Income ...............         --             --              (0.01)         (0.07)            --

  From Net Realized Gains
    on Investment Transactions .....................         --            (0.36)           (0.14)         (0.03)            --

  In Excess of Net Realized Gains ..................         --            (0.08)            --             --               --
                                                      -----------    -----------      -----------    -----------      -----------

  Total Distributions ..............................         --            (0.48)           (0.21)         (0.13)            --
                                                      -----------    -----------      -----------    -----------      -----------

Net Asset Value, End of Period .....................  $     12.50    $      7.62      $      6.84    $      5.96      $      5.33
                                                      ===========    ===========      ===========    ===========      ===========

  TOTAL RETURN(2) ..................................        64.04%         18.76%           18.63%         14.41%           12.21%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..         1.34%          1.47%(3)         1.50%          1.50%            1.50%

Ratio of Net Investment Income (Loss)
    to Average Net Assets ..........................        (0.17)%         0.25%(3)        (0.08)%         0.31%            0.70%

Portfolio Turnover Rate ............................          109%           181%             173%           154%             214%

Net Assets, End of Period (in thousands) ...........  $   799,842    $   418,962      $   216,523    $   101,335      $    51,609

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)  ACIM voluntarily waived a portion of its management fee from October 1,
     1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and
     0.24%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements                 www.americancentury.com        17

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the
"Fund") (formerly known as American Century VP International), one of the funds comprising American Century Variable Portfolios, Inc., as of December
31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP International Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

18      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the  U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices.
The MSCI EUROPE measures stock performance in 14 European countries. The MSCI
FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.

[right margin]

PORTFOLIO MANAGERS
-----------------------------------
  VP International
       HENRIK STRABO
       MARK KOPINSKI

                                                www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 17.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price- fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                            RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium Capital Reserve         FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                            RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation:           Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation:           Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                SPECIALTY
                                Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

0002                              Funds Distributor, Inc., Distributor
SH-ANN-19217                     (c)2000 American Century Services Corporation

[front cover]

December 31, 1999

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS
Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

VP Capital Appreciation

[american century logo(reg.sm)]
American
Century

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP CAPITAL APPRECIATION
-----------------------------------------

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Growth-oriented investors -- including those in VP Capital Appreciation --
were well-rewarded over the 12 months ended December 31, 1999. It was no cakewalk, however. The period will be remembered as one of heightened stock market volatility, particularly over the summer when the Federal Reserve twice raised interest rates. Nonetheless, several sectors of the economy, especially those connected directly or indirectly with the Internet, displayed strong earnings growth. As a result, VP Capital Appreciation was up over 60% for the year. (See page 4 for the fund's standardized performance.) As pleased as we are to provide this performance, we should quickly add that results like these are an exception, and usually are not sustainable. While we'll do everything we can to make 2000 another banner year, we think it's wise to maintain reasonable expectations for VP Capital Appreciation's future results.

     VP Capital Appreciation fund manager Harold Bradley was promoted to senior vice president of Strategic Investments for American Century. He relinquished his portfolio management responsibilities in November 1999 to oversee our private equity investments in technology-based companies. These investments benefit you by keeping us on the cutting edge of new investment technologies.
Joining Linda Peterson on VP Capital Appreciation is portfolio manager Kurt
Stalzer. Kurt joined American Century in January from Scudder Kemper in Chicago.
He brings 17 years of experience to his new position.

     On the corporate front, we are proud to announce that American Century has been named by Fortune magazine as one of its "100 Best Companies to Work
For." We do not take this recognition lightly. An acknowledgment like this enables us to recruit talented and dedicated people, from investment professionals to service representatives. "Intellectual capital" is our most valuable resource, and is essential in our efforts to provide you, our shareholders, with excellent investment management.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                /s/James E. Stowers III
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       Vice Chairman of the Board and
                                        Chief Executive Officer

[right margin]

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  10
   Statement of Operations .................................................  11
   Statements of Changes
      in Net Assets ........................................................  12
   Notes to Financial
      Statements ...........................................................  13
   Financial Highlights ....................................................  15
   Independent Auditors'
      Report ...............................................................  16
OTHER INFORMATION
   Background Information
      Investment Philosophy

                                                 www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*    The year ended December 31, 1999, tested the mettle of common stock investors, who will remember the period as one of heightened stock market volatility. Nonetheless, the year was rewarding for growth investors, particularly those invested in technology-oriented firms. The NASDAQ
     Composite, where many technology companies are listed, was up more than 85%
     for the 12 months.

*    After several years in the doldrums, small- and mid-cap stocks gained traction in 1999. Mid-cap stocks had an especially strong fourth quarter.

*    In July, the first of two Federal Reserve interest rate hikes left the markets unscathed, and the major stock indices continued to climb. A second interest rate increase in August sent a ripple of anxiety through the market. From then until the end of the year, earnings-conscious investors quickly rewarded companies whose earnings exceeded expectations and just as swiftly punished companies whose results fell short.

VP CAPITAL APPRECIATION

*    VP Capital Appreciation posted exceptional results for the year, significantly outperforming its benchmark. Its larger positions fared especially well.

*    The fund had more than a third of its assets in technology-oriented firms, an area of the economy that saw strong earnings growth. The wireless communications industry was a significant source of performance for VP
     Capital Appreciation. The fund is also taking advantage of the demand for specialized software by businesses.

*    The fund's results point to the fact that few stocks in the portfolio failed to meet expectations. Two stocks that were disappointments included a pharmaceutical distribution company, and a firm that makes construction equipment used in road paving.

[left margin]

                             VP CAPITAL APPRECIATION
       TOTAL RETURNS:                                     AS OF 12/31/99
          6 Months                                            41.74%*
          1 Year                                              64.52%
       INCEPTION DATE:                                      11/20/87
       NET ASSETS:                                    $607.3 million

*Not annualized.

Investment terms are defined in the Glossary on pages 18-19.

2      1-800-345-6488

Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

THE YEAR IN BRIEF

     This was a year of sharp contrasts. Just consider the climate in which stocks began the year, and the atmosphere in which they ended it. In late 1998, we were coming off a substantial downturn, which saw the S&P 500 drop 18% in just over 80 days. The Asian financial crises were with us, and the financial markets had been shaken by the collapse of a major U.S. hedge fund.

     Credit the Federal Reserve with quickly stepping in and lowering interest rates. Stocks began to recover--to the point where the Dow Jones Industrials went beyond the 10,000 level for the first time ever and closed above 11,000 a month later. By year-end, all major U.S. stock market indices were at or near record levels.

     For most of the year, a handful of large growth stocks led the market. In
April, long-neglected value stocks and those of smaller companies suddenly rallied amid signs of economic recovery in Asia. Unfortunately, their performance run ended only a few weeks later when the Federal Reserve reversed course and raised rates in July. But inflation remained dormant--despite the lowest unemployment rate in 30 years--corporate earnings strengthened, and stock prices rallied again in the fall.

A GREAT YEAR FOR GROWTH

     The period was rewarding for growth investors, particularly those focused on technology. The Internet economy--as measured by equipment and software spending--surged over the last 12 months. "Technology" once stood for microchips and computers. Today it includes companies involved in endeavors as diverse as electronics, telecommunications, cable TV and media, software, and medical products.

     The growth enjoyed by many high-tech companies was reflected in the performance of the NASDAQ Composite, where many such firms are represented.
NASDAQ gained a spectacular 85.6% during the 12 months ended December 31, 1999.

     It was also an outstanding year for small- and mid-cap stocks as the technology fervor moved down to smaller companies. For the first time in six years, the small-cap Russell 2000 Index outpaced two large-cap indices--the
S&P 500 and the Russell 1000. Mid-cap stocks rebounded in the fourth quarter after a rough start to post healthy gains.

A FINAL THOUGHT

     The last 12 months saw heightened stock market volatility as earnings-conscious investors quickly rewarded companies that exceeded expectations and swiftly punished those that fell short. Volatility can be unnerving, but it doesn't always lead to negative returns, as our results this year demonstrate.

     Ultimately, fiscal 1999 illustrates why we try to remain fully invested.
Market upturns can be sudden and powerful. We want investors in position to take full advantage of "good" volatility.

[right margin]

"IT WAS ALSO AN  OUTSTANDING YEAR FOR SMALL- AND MID-CAP STOCKS AS THE
TECHNOLOGY FERVOR MOVED DOWN TO SMALLER COMPANIES."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999

S&P 500             21.04%
S&P MIDCAP 400      14.72%
RUSSELL 2000        21.26%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999

                S&P 500      S&P Midcap 400     Russell 2000
12/31/1998       $1.00          $1.00              $1.00
01/31/1999       $1.04          $0.96              $1.01
02/28/1999       $1.01          $0.91              $0.93
03/31/1999       $1.05          $0.94              $0.95
04/30/1999       $1.09          $1.01              $1.03
05/31/1999       $1.06          $1.01              $1.05
06/30/1999       $1.12          $1.07              $1.09
07/31/1999       $1.09          $1.05              $1.06
08/31/1999       $1.08          $1.01              $1.02
09/30/1999       $1.05          $0.98              $1.02
10/31/1999       $1.12          $1.03              $1.03
11/30/1999       $1.14          $1.08              $1.09
12/31/1999       $1.13          $1.15              $1.21

Value on 12/31/1999

S&P 500           $1.21
S&P MidCap 400    $1.15
Russell 2000      $1.21

                                                 www.americancentury.com      3

VP Capital Appreciation --Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999
                    VP CAPITAL         S&P MIDCAP                     S&P MIDCAP
                   APPRECIATION        400 INDEX         S&P 500    400/BARRA GROWTH
6 MONTHS(1)            41.74%            7.35%             7.69%        18.99%
1 YEAR                 64.52%           14.72%            21.04%        28.74%
---------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
---------------------------------------------------------------------------------
3 YEARS                15.91%           21.81%            27.56%        31.27%
5 YEARS                14.32%           23.05%            28.56%        27.81%
10 YEARS               11.39%           17.32%            18.21%         N/A
LIFE OF FUND(2)        12.06%           19.63%(3)         19.73%(3)      N/A

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 11/20/87.

(3) Since 11/30/87, the date nearest the fund's inception for which data are available.

See pages 17-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart - data below]

Value on 12/31/99
S&P 500                     $53,282
S&P MidCap 400              $49,394
VP capital Appreciation     $29,436

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made 12/31/89

                  VP Capital        S&P MidCap        S&P 500
                 Appreciation        400 Index         Index
Date
12/31/1989         $10,000            $10,000         $10,000
12/31/1990          $9,875             $9,488          $9,690
12/31/1991         $14,011            $14,241         $12,643
12/31/1992         $13,823            $15,938         $13,606
12/31/1993         $15,248            $18,161         $14,977
12/31/1994         $15,070            $17,511         $15,175
12/31/1995         $19,756            $22,930         $20,878
12/31/1996         $18,903            $27,333         $25,671
12/31/1997         $18,287            $36,148         $34,235
12/31/1998         $17,892            $43,056         $44,020
12/31/1999         $29,436            $49,394         $53,282

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
S&P MidCap 400 Index and the S&P 500 Index are provided for comparison.
VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED DECEMBER 31)

                VP Capital Appreciation        S&P MidCap 400 Index
Date
12/31/1990               -1.25%                        -5.12%
12/31/1991               41.88%                        50.10%
12/31/1992               -1.34%                        11.91%
12/31/1993               10.31%                        13.95%
12/31/1994               -1.17%                        -3.58%
12/31/1995               31.10%                        30.95%
12/31/1996               -4.32%                        19.20%
12/31/1997               -3.26%                        32.25%
12/31/1998               -2.16%                        19.11%
12/31/1999               64.52%                        14.72%

4      1-800-345-6488

VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------

[photo of Harold Bradley and Linda Peterson}
     An interview with Harold Bradley and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31,
1999?

     VP Capital Appreciation had a great year. The fund gained 64.52% -- more than four times the 14.72% increase posted by its benchmark, the Standard &
Poor's MidCap 400 Index.

     The fund's benchmark will change to the S&P MidCap 400/BARRA Growth
Index in January 2000. To serve as a meaningful standard for comparative performance, a benchmark should resemble a fund's holdings as closely as possible. The new benchmark more accurately reflects VP Capital Appreciation's portfolio.

WHAT HELPED YOU ACHIEVE THAT INDEX-BEATING RETURN?

     To begin with, we were invested heavily in the part of the market that performed best -- technology stocks. For the most part, if you weren't in technology companies, you missed out. The NASDAQ Composite, where many such firms are represented, gained 85% for the 12 months. We were there. More than a third of VP Capital Appreciation's assets were invested in technology- oriented firms.

     Our assets were also concentrated in several stocks that did particularly well. We look for medium-sized companies whose earnings are accelerating. As part of our strategy, VP Capital Appreciation carries larger weightings in
"high-confidence" holdings -- companies our research says have the best chance to sustain their growth. When we closed the books in December, the fund's 10 largest holdings accounted for 41% of assets. Our three largest positions performed very well.

WHICH COMPANIES OR SECTORS POWERED  THE FUND?

     Gemstar International Group, our largest position, continued to lead the fund. Gemstar holds the patent on some much-needed technology for television viewers: an on-screen, interactive program guide. Most cable systems are delivering 100 channels, and that number is expected to grow. Gemstar's pending merger with TV Guide, Inc., will make it the dominant player in this space. As more users have access to the program guide, we believe it will become an important future source of advertising revenue. Gemstar's shares gained more than 400% over the year.

     QUALCOMM, a company we added to the portfolio during the year, made a big impact. This company's fortunes are directly tied to the exploding demand for wireless phone service. QUALCOMM holds the patent for the dominant wireless technology known as CDMA, or "code division multiple access." CDMA makes it possible to more easily send data -- words and pictures -- over wireless networks. In essence, this technology turns cellular phones into tiny portable computers, giving users the ability to reach for information whenever they need it, from wherever they may

[right margin]

"AS PART OF OUR STRATEGY, VP CAPITAL APPRECIATION
CARRIES LARGER WEIGHTINGS IN "HIGH-CONFIDENCE" HOLDINGS -- COMPANIES OUR
RESEARCH SAYS HAVE THE BEST CHANCE TO  SUSTAIN THEIR GROWTH."

PORTFOLIO AT A GLANCE
                                               12/31/99          12/31/98
NO. OF COMPANIES                                  80                84
MEDIAN P/E RATIO                                 35.5              29.3
MEDIAN MARKET                                    $4.02             $3.37
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               119%              206%

Investment terms are defined in the Glossary on pages 18-19.

                                                 www.americancentury.com      5

VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

be at the time. QUALCOMM has licensed its technology to more than 60 manufacturers of portable phones and other wireless products.

     We've also been pleased with our investment in UnitedGlobalCom. The stock was our third-best contributor for the year. UnitedGlobalCom is one of the largest cable firms in Europe. The company provides cable service in more than
20 countries. The cable industry in the United States has broadened its offerings to include premium movie channels, Internet access, and telephone service. We think the international cable industry will undergo the same type of transformation.

WHICH STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     We didn't get the boost we'd hoped for from Bergen Brunswick. This is a pharmaceutical distribution company that serves drug retailers and healthcare providers. Over the year, the firm's earnings began to slow as it found itself in a price war with competitors. We sold the stock and redeployed the money in better growth opportunities.

     We were also disappointed by Aztec Industries. This company makes asphalt mixing and construction equipment used in road paving. Aztec's shares declined during the fourth quarter as weakness in international markets slowed equipment orders. Looking ahead, we hope to see new orders as a result of the recently passed federal highway spending bill, so we are continuing to hold the stock.

WHAT MAJOR CHANGES DID YOU MAKE IN THE PORTFOLIO'S STRUCTURE?

     Based on the performance of QUALCOMM and others, we are enthusiastic about the future of wireless communications, and are spreading investments across that part of the telecommunications arena. We own the most prominent service provider, Sprint PCS. We feel Sprint has the best wireless network in the United
States. That asset has attracted another investor -- MCI WorldCom, which is in the process of acquiring Sprint.

     The equipment end of the wireless business is also fertile ground. The makers of portable phones, and the companies that provide their electronic ingredients, can't produce them fast enough. A great example is one of our new investments, Vishay Intertechnology. If you own a portable phone, chances are
Vishay made many of the 450 passive components inside it, such as capacitors, diodes, and transistors. The Pennsylvania-based company is the largest U.S. and
European manufacturer of this kind of circuitry.

     At the beginning of the year, we made a sizeable investment in companies that make semiconductors -- computer chips that store, process, and send information. These tiny wafers are the nerve centers of hundreds of everyday products -- computers, phones, TVs, automobiles, and household appliances.

     Novellus Systems and KLA-Tencor are two semiconductor capital equipment makers. Novellus has anticipated the transition from aluminum to cop-

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              12/31/99             6/30/99
GEMSTAR INTERNATIONAL
     GROUP LTD.                                 9.0%                 6.9%
QUALCOMM INC.                                   8.0%                 2.0%
UNITEDGLOBALCOM CL A                            5.5%                 3.6%
CITRIX SYSTEMS, INC.                            4.3%                 2.3%
OPTICAL COATING
     LABORATORY, INC.                           3.1%                  --
VOICESTREAM
     WIRELESS CORP.                             2.7%                 0.7%
SPRINT PCS                                      2.5%                 1.9%
DIGEX, INC.                                     2.3%                  --
GLOBAL TELESYSTEMS
     GROUP, INC.                                2.0%                 4.9%
MONTANA POWER CO.                               2.0%                 4.5%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                               12/31/99           6/30/99
WIRELESS
     TELECOMMUNICATIONS                          14.1%              5.1%
COMPUTER SOFTWARE                                12.5%              5.8%
ELECTRICAL EQUIPMENT                             11.2%              7.9%
MEDIA                                            10.3%              9.7%
INFORMATION SERVICES                              9.2%              8.4%

6      1-800-345-6488

VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

per-based integrated circuits. Copper is superior to aluminum as an electrical conductor. KLA-Tencor makes measurement and inspection technologies that help customers increase profitability in their semiconductor manufacturing operations.

YOU INCREASED VP CAPITAL APPRECIATION'S INVESTMENTS IN COMPUTER SOFTWARE  TO
OVER 12% OF ASSETS. WHAT LED YOU  TO INCREASE YOUR INVESTMENT IN THAT INDUSTRY?

     We want to take advantage of the demand for special software by businesses.
To do so, we've added two software companies to our roster, Citrix Systems and
Siebel Systems.

     Citrix operates in the corporate computing realm. It provides software that allows for software applications to reside on a server instead of the desktop.
This helps companies decrease their costs of desktop computing. Software installations or updates are made only once -- on the server -- to be used by
PCs across the organization. It also enables employees to have remote access to software, a growing trend in the industry.

     Siebel Systems makes software that enables companies to automate their marketing and service functions. Its products help companies develop marketing strategies, shorten sales cycles and resolve customer service issues. Siebel is a dominant player in this rapidly growing area of the software industry.

WHAT'S YOUR STRATEGY AND OUTLOOK FOR VP CAPITAL APPRECIATION MOVING FORWARD?

     The market has been very narrow over the past year. By picking good stocks, we have been rewarded in this type of environment. The investment approach that drives VP Capital Appreciation is direct and disciplined. We think the fund's assets belong in successful firms whose earnings and revenues are growing at an accelerating rate.

     We're optimistic that technology stocks could be good growth investments in
2000. The Internet, wireless communications, computers, software -- these are not shooting stars. They are here to stay and are changing the way we live and work with great speed.

     Hopefully, the stock market's leadership will begin to broaden past technology. We see -- and own -- decidedly successful companies in other fields that deserve investors' attention.

[right margin]

"THE INVESTMENT APPROACH THAT  DRIVES VP CAPITAL APPRECIATION IS DIRECT AND
DISCIPLINED."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF DECEMBER 31, 1999
Common Stocks                   96.3%
Temporary Cash Investments       3.7%

AS OF JUNE 30, 1999
Common Stocks                   98.4%
Temporary Cash Investments       1.6%

                                                 www.americancentury.com      7

VP Capital Appreciation--Schedule  of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

DECEMBER 31, 1999

Shares                                                                        Value
----------------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 96.3%
ALCOHOL -- 0.8%
                   89,400  Coors (Adolph) Co. Cl B               $          4,693,500
                                                                 --------------------
BANKS -- 2.0%
                  208,800  Toronto-Dominion Bank (The) ORD                  5,603,574
                  110,900  Zions Bancorporation                             6,563,894
                                                                 --------------------
                                                                           12,167,468
                                                                 --------------------
CHEMICALS -- 0.9%
                   35,100  Avery Dennison Corp.                             2,557,912
                   37,900  Lubrizol Corp.                                   1,170,162
                   84,100  Olin Corp.                                       1,666,231
                                                                 --------------------
                                                                            5,394,305
                                                                 --------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.5%
                   25,200  Emulex Corp.(1)                                  2,846,812
                                                                 --------------------
COMPUTER SOFTWARE -- 12.5%
                   48,500  Adobe Systems Inc.                               3,261,625
                  138,500  Amdocs Ltd.(1)                                   4,778,250
                   33,900  AudioCodes Ltd.(1)                               3,103,969
                  144,700  Aware, Inc.(1)                                   5,308,681
                    4,300  CacheFlow Inc.(1)                                  561,822
                  213,195  Citrix Systems, Inc.(1)                         26,216,323
                  235,700  National Instruments Corp.(1)                    9,067,084
                  131,200  Rational Software Corp.(1)                       6,457,500
                  235,800  Sagent Technology, Inc.(1)                       7,051,894
                  128,400  Siebel Systems, Inc.(1)                         10,801,650
                                                                 --------------------
                                                                           76,608,798
                                                                 --------------------
DRUGS -- 0.9%
                   75,300  Pharmacyclics, Inc.(1)                           3,115,537
                   35,200  Teva Pharmaceutical
                              Industries Ltd. ADR                           2,520,100
                                                                 --------------------
                                                                            5,635,637
                                                                 --------------------
ELECTRICAL EQUIPMENT -- 11.2%
                  163,000  ANTEC Corp.(1)                                   5,954,594
                   62,300  Copper Mountain Networks, Inc.(1)                3,029,338
                  128,700  Kent Electronics Corp.(1)                        2,927,925
                   34,100  KLA-Tencor Corporation(1)                        3,796,822
                  152,200  Millipore Corp.                                  5,878,725
                   57,700  Molex Inc.                                       3,269,066
                   34,500  Novellus Systems, Inc.(1)                        4,227,328
                   64,100  Optical Coating Laboratory, Inc.                18,893,475

Shares                                                                        Value
----------------------------------------------------------------------------------

                  230,700  Pinnacle Systems, Inc.(1)             $          9,350,559
                  346,375  Vishay Intertechnology, Inc.(1)                 10,954,109
                                                                 --------------------
                                                                           68,281,941
                                                                 --------------------
ELECTRICAL UTILITIES -- 2.8%
                   74,600  Calpine Corp.(1)                                 4,774,400
                  340,500  Montana Power Co.                               12,279,281
                                                                 --------------------
                                                                           17,053,681
                                                                 --------------------
ENERGY RESERVES & PRODUCTION -- 1.1%
                  217,000  Alberta Energy Co. Ltd. ORD                      6,762,934
                                                                 --------------------
ENTERTAINMENT -- 0.2%
                   45,800  Premier Parks Inc.(1)                            1,322,475
                                                                 --------------------
FINANCIAL SERVICES -- 2.8%
                  299,850  Concord EFS, Inc.(1)                             7,711,767
                    2,027  Julius Baer Holding AG ORD                       6,123,136
                  129,000  MBNA Corp.                                       3,515,250
                                                                 --------------------
                                                                           17,350,153
                                                                 --------------------
HEAVY MACHINERY-- 0.8%
                  266,100  Astec Industries, Inc.(1)                        5,014,322
                                                                 --------------------
INDUSTRIAL PARTS -- 0.4%
                   94,400  Ballard Power Systems Inc.(1)                    2,663,850
                    9,558  Indigo N.V. Warrants(1)                              5,526
                                                                 --------------------
                                                                            2,669,376
                                                                 --------------------
INDUSTRIAL SERVICES -- 0.6%
                  104,300  Manpower Inc.                                    3,924,288
                                                                 --------------------
INFORMATION SERVICES -- 9.2%
                    3,800  FreeMarkets, Inc.(1)                             1,297,344
                  770,600  Gemstar International Group Ltd.(1)             54,857,088
                                                                 --------------------
                                                                           56,154,432
                                                                 --------------------
INTERNET -- 5.0%
                  206,500  Digex, Inc.(1)                                  14,145,250
                  137,900  NetRatings, Inc.(1)                              6,563,178
                   32,900  S1 Corp.(1)                                      2,566,200
                  147,000  WorldGate Communications, Inc.(1)                6,987,094
                                                                 --------------------
                                                                           30,261,722
                                                                 --------------------
LEISURE -- 0.3%
                   32,400  Harley-Davidson, Inc.                            2,075,625
                                                                 --------------------
MEDIA -- 10.3%
                  132,000  Adelphia Communications Corp. Cl A(1)            8,658,375
                  211,000  Charter Communications, Inc.(1)                  4,615,625
                  183,600  TV Guide, Inc. Cl A(1)                           7,866,112
                  474,600  UnitedGlobalCom Cl A(1)                         33,459,300

8          1-800-345-6488                           See Notes to Financial Statements

VP Capital Appreciation--Schedule of Investments
----------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

Shares                                                                      Value
----------------------------------------------------------------------------------

                  155,300  USA Networks Inc.(1)                  $          8,575,472
                                                                 --------------------
                                                                           63,174,884
                                                                 --------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.7%
                   30,700  Affymetrix, Inc.(1)                              5,208,447
                   39,800  MiniMed Inc.(1)                                  2,917,838
                   71,700  PE Corp-PE Biosystems Group                      8,626,406
                                                                 --------------------
                                                                           16,752,691
                                                                 --------------------
MEDICAL PROVIDERS & SERVICES -- 2.1%
                  148,000  Columbia/HCA Healthcare Corp.                    4,338,250
                  420,100  Health Management Associates, Inc.(1)            5,618,838
                  229,600  Omnicare, Inc.                                   2,755,200
                                                                 --------------------
                                                                           12,712,288
                                                                 --------------------
MINING & METALS -- 1.9%
                  296,050  Stillwater Mining Co.()(1)                       9,436,594
                  128,600  Worthington Industries, Inc.                     2,125,919
                                                                 --------------------
                                                                           11,562,513
                                                                 --------------------
OIL SERVICES -- 5.1%
                  182,600  Diamond Offshore Drilling, Inc.                  5,580,712
                  277,600  Ensco International Inc.                         6,350,100
                  243,500  Rowan Companies, Inc.(1)                         5,280,906
                  158,300  Sante Fe International                           4,096,012
                  154,300  Tidewater Inc.                                   5,554,800
                  136,500  Transocean Sedco Forex, Inc.(1)                  4,598,344
                                                                 --------------------
                                                                           31,460,874
                                                                 --------------------
PROPERTY & CASUALTY INSURANCE -- 1.8%
                   92,700  MGIC Investment Corp.                            5,579,381
                  105,400  PMI Group Inc.                                   5,144,837
                                                                 --------------------
                                                                           10,724,218
                                                                 --------------------
SEMICONDUCTOR -- 3.9%
                   56,400  Analog Devices, Inc.(1)                          5,245,200
                   56,600  Conexant Systems, Inc.(1)                        3,747,981
                  271,300  International Rectifier Corp.(1)                 7,053,800
                   86,100  National Semiconductor Corp.(1)                  3,686,156
                   27,100  PMC-Sierra, Inc.(1)                              4,343,622
                                                                 --------------------
                                                                           24,076,759
                                                                 --------------------

Shares                                                                        Value
----------------------------------------------------------------------------------

TELEPHONE -- 2.4%
                  360,100  Global TeleSystems Group, Inc.(1)     $         12,468,462
                    7,500  Next Level Communications, Inc.(1)                 562,266
                   72,300  NorthPoint Communications
                              Group, Inc.(1)                                1,728,422
                                                                 --------------------
                                                                           14,759,150
                                                                 --------------------
WIRELESS TELECOMMUNICATIONS -- 14.1%
                  276,800  QUALCOMM Inc.(1)                                48,742,750
                  150,600  Sprint PCS(1)                                   15,436,500
                  114,600  VoiceStream Wireless Corp.(1)                   16,283,944
                   82,600  Western Wireless Corp. Cl A(1)                   5,508,388
                                                                 --------------------
                                                                           85,971,582
                                                                 --------------------

TOTAL COMMON STOCKS & WARRANTS                                            589,412,428
                                                                 --------------------
   (Cost $317,647,787)

 TEMPORARY CASH INVESTMENTS -- 3.7%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $22,406,160)                            22,400,000
                                                                 --------------------
   (Cost $22,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $611,812,428
                                                                 ====================
   (Cost $340,047,787)

FUTURES CONTRACTS
                        Expiration         Underlying Face            Unrealized
   Purchased              Date             Amount at Value               Gain
-----------------------------------------------------------------------------
 30 S&P Midcap            March
  400 Futures             2000               $6,697,500                $227,332
                                          =====================================

FUTURES CONTRACTS are typically based on a stock index, such as the S&P 400, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1)  Non-income producing.

See Notes to Financial Statements                www.americancentury.com      9

Statement of Assets and Liabilities
----------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS

Investment securities, at value
   (identified cost of $340,047,787) ........................     $ 611,812,428
Receivable for investments sold .............................         1,958,337
Receivable for variation margin on futures contracts ........           330,288
Dividends and interest receivable ...........................            97,192
                                                                  -------------
                                                                    614,198,245
                                                                  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ..............         1,601,950
Payable for investments purchased ...........................         4,862,713
Accrued management fees (Note 2) ............................           461,010
Payable for directors' fees and expenses ....................               100
Accrued liabilities and other expenses ......................             9,667
                                                                  -------------
                                                                      6,935,440
                                                                  -------------

NET ASSETS ..................................................     $ 607,262,805
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ..................................................       200,000,000
                                                                  =============
Outstanding .................................................        40,915,561
                                                                  =============

NET ASSET VALUE PER SHARE ...................................     $       14.84
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .....................     $ 313,364,074
Accumulated net investment loss .............................           (42,951)
Accumulated undistributed net realized gain
   on investments and foreign currency transactions .........        21,947,065
Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (Note 3) ...........................       271,994,617
                                                                  -------------
                                                                  $ 607,262,805
                                                                  =============

10          1-800-345-6488                    See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT LOSS

INCOME:
Dividends (net of foreign taxes withheld of $48,715) ........     $   1,765,211
Interest ....................................................           889,996
                                                                  -------------
                                                                      2,655,207
                                                                  -------------

EXPENSES (Note 2):
Management fees .............................................         4,482,927
Directors' fees and expenses ................................             3,714
                                                                  -------------
                                                                      4,486,641
                                                                  -------------

NET INVESTMENT LOSS .........................................        (1,831,434)
                                                                  -------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN ON:
Investments .................................................        62,986,146
Foreign currency transactions ...............................           292,247
                                                                  -------------
                                                                     63,278,393
                                                                  -------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments .................................................       179,757,106
Translation of assets and
  liabilities in foreign currencies .........................            17,468
                                                                  -------------
                                                                    179,774,574
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY ......................       243,052,967
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $ 241,221,533
                                                                  =============

See Notes to Financial Statements             www.americancentury.com        11

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

INCREASE (DECREASE) IN NET ASSETS                               1999             1998

OPERATIONS

Net investment loss .....................................  $  (1,831,434)  $    (334,600)
Net realized gain (loss) on investments
   and foreign currency transactions ....................     63,278,393     (41,109,709)
Change in net unrealized appreciation on investments
   and translation of assets and liabilities in
   foreign currencies ...................................    179,774,574      29,971,452
                                                           -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ............................    241,221,533     (11,472,857)
                                                           -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on investment transactions ......           --       (27,508,013)
                                                           -------------   -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...............................    226,396,536      89,576,218
Proceeds from reinvestment of distributions .............           --        27,508,013
Payments for shares redeemed ............................   (309,056,334)   (223,100,347)
                                                           -------------   -------------
Net decrease in net assets from
   capital share transactions ...........................    (82,659,798)   (106,016,116)
                                                           -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS ...................    158,561,735    (144,996,986)

NET ASSETS

Beginning of period .....................................    448,701,070     593,698,056
                                                           -------------   -------------
End of period ...........................................  $ 607,262,805   $ 448,701,070
                                                           =============   =============
Accumulated undistributed net investment income (loss) ..  $     (42,951)  $      15,357
                                                           =============   =============

TRANSACTIONS IN SHARES OF THE FUND

Sold ....................................................     21,281,429       9,910,966
Issued in reinvestment of distributions .................           --         2,859,461
Redeemed ................................................    (30,122,539)    (24,365,539)
                                                           -------------   -------------
Net decrease ............................................     (8,841,110)    (11,595,112)
                                                           =============   =============

12          1-800-345-6488                   See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund
(the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:
         1.00% on the first $500 million
         0.95% on the next $500 million
         0.90% over $1 billion

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, totaled $521,907,196 and
$620,384,370, respectively.

    As of December 31, 1999, accumulated net unrealized appreciation was
$271,439,868, based on the aggregate cost of investments for federal income tax purposes of $340,372,560, which consisted of unrealized appreciation of
$274,725,156 and unrealized depreciation of $3,285,288.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

14      1-800-345-6488

VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                     1999           1998           1997             1996               1995
PER-SHARE DATA
Net Asset Value, Beginning of Period .......  $        9.02  $        9.68  $       10.24    $       12.06      $        9.21
                                              -------------  -------------  -------------    -------------      -------------
Income From Investment Operations
  Net Investment Loss ......................          (0.05)         (0.01)         (0.05)(1)        (0.06)(1)          (0.02)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................           5.87          (0.17)         (0.30)           (0.40)              2.88
                                              -------------  -------------  -------------    -------------      -------------
  Total From Investment Operations .........           5.82          (0.18)         (0.35)           (0.46)              2.86
                                              -------------  -------------  -------------    -------------      -------------
Distributions
  From Net Investment Income ...............           --             --             --               --                (0.01)
  From Net Realized Gains
     on Investment Transactions ............           --            (0.48)         (0.21)           (1.36)              --
                                              -------------  -------------  -------------    -------------      -------------
  Total Distributions ......................           --            (0.48)         (0.21)           (1.36)             (0.01)
                                              -------------  -------------  -------------    -------------      -------------
Net Asset Value, End of Period .............  $       14.84  $        9.02  $        9.68    $       10.24      $       12.06
                                              =============  =============  =============    =============      =============
  TOTAL RETURN(2) ..........................          64.52%         (2.16)%        (3.26)%          (4.32)%            31.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ...................           1.00%          1.00%          1.00%            1.00%              0.99%
Ratio of Net Investment Loss
   to Average Net Assets ...................          (0.41)%        (0.07)%        (0.53)%          (0.59)%            (0.23)%
Portfolio Turnover Rate ....................            119%           206%           107%             182%               147%
Net Assets, End of Period (in thousands) ...  $     607,263  $     448,701  $     593,698    $   1,313,865      $   1,461,124

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements           www.americancentury.com          15

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the
"Fund") (formerly known as American Century VP Capital Appreciation), one of the funds comprising American Century Variable Portfolios, Inc., as of
December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP Capital Appreciation Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

16      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience more/greater losses in market downturns. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is an index created by Standard & Poor's
Corporation of the 400 leading companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally.
The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard &
Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P
400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[right margin]

PORTFOLIO MANAGERS
  VP Capital Appreciation
       HAROLD BRADLEY
       LINDA PETERSON, CFA

                                                www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index
generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of between $2.2 billion and $9.0 billion. This is Lipper's market capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

18      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                            RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                              RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                            RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                              RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Large Cap Value
Strategic Allocation:            Tax-Managed Value
   Moderate                      Income & Growth
Strategic Allocation:            Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

Veedot(reg.tm)                   Global Gold              Emerging Markets
New Opportunities                                         International Discovery
Giftrust(reg.tm)                                          International Growth
Vista                                                     Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                              RISK LEVEL - MODERATE

                                    SPECIALTY
                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                    BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

0002                                        Funds Distributor, Inc., Distributor
SH-ANN-19215                       (c)2000 American Century Services Corporation

[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS
ANNUAL REPORT

[graphic of runners]

VP Balanced

[american century logo (reg.sm)]
American
Century

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP BALANCED
---------------------------------------

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The past year demonstrated why investors should focus on long-term investment strategies and maintain diversified portfolios. The consensus expectation going into 1999 was that U.S. bonds would do well while U.S. stocks would cool off. Instead, the reverse happened--stocks compiled strong returns for the fifth consecutive year, while bonds suffered their worst year since
1994.

     Although fund investors have benefited from exceptional stock returns over the past several years, we wish to stress that these results are unprecedented and not sustainable indefinitely. It is important to remember that market corrections are an inevitable, even necessary, part of the investment process.
That's why diversified portfolios like VP Balanced are useful--they can help mitigate losses during market downturns.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Today, more than one-third of our equity trades are executed over these "alternative" networks. Savings in this area directly affect the performance of your American Century funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For."

     We do not take this recognition lightly; it is acknowledgements like this that allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and one that is essential in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP BALANCED
   Performance Information .................................................   4
   Management Q&A ......................................................   5
   Types of Investments

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  14
   Statement of Operations .................................................  15
   Statements of Changes
      in Net Assets ........................................................  16
   Notes to Financial
      Statements ...........................................................  17
   Financial Highlights ....................................................  19
   Independent Auditors'
      Report ...............................................................  20
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  21
      Comparative Indices ..................................................  21
      Investment Team
         Leaders ...........................................................  21
      Credit Rating
         Guidelines ........................................................  21
   Glossary ................................................................  22

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. financial market performance in 1999 surprised many analysts and investors. U.S. stocks gained more than expected, while bonds performed worse.

*   Economic growth in the U.S. and overseas was stronger than predicted, leading to inflation concerns.

*   The Federal Reserve raised short-term interest rates three times to fight inflation.

*   U.S. stocks, led by the high-flying technology sector, produced strong returns.

*   Stocks bounced back in the fourth quarter after losing ground in the third quarter.

*   Growth stocks generally outperformed value stocks.

*   Rising interest rates led to the worst year for U.S. bonds since 1994.

*   The benchmark 30-year Treasury bond yield rose to its highest level in over two years.

*   Mortgage-backed securities generally outperformed other U.S. bond sectors, while Treasury securities lagged.

MANAGEMENT Q&A

*   VP Balanced rode the strength of its stock portfolio to produce a 10% gain for 1999, the fifth straight year that the fund has produced a double-digit return.

*   Technology stocks helped boost the fund's performance. Microsoft continued
    to be the top equity holding.

*   Interest rate-sensitive stocks, such as financial services and electric utilities shares, lagged other holdings.

*   The stock portfolio lost some ground to the S&P 500 early in the year that it never quite made up. We made some adjustments to help the portfolio track the index better.

*   The bond portfolio declined during the year, but benefited from our decisions to keep its interest rate sensitivity (duration) relatively low and to add mortgage-backed securities at an opportune time.

[left margin]

                    VP BALANCED
       TOTAL RETURNS:           AS OF 12/31/99
          6 Months                       5.70%*
          1 Year                        10.06%
       INCEPTION DATE:                  5/1/91
       NET ASSETS:              $285.1 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 22-23.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     U.S. financial market performance in 1999 surprised many analysts and investors. Demonstrating how unpredictable markets can be and how important portfolio diversification remains, global economies exhibited stronger-than-anticipated growth in 1999, which caused stocks and bonds to diverge from forecasted performance. U.S. stocks gained more than expected while bonds performed worse.

     Many economists and analysts had predicted that residual problems from 1998 would cause a lukewarm environment for stocks and a potentially good one for bonds. Instead, struggling economies--led by Japan--rebounded, commodity prices jumped, and the U.S. economy continued to expand.

     Corporate profits in the U.S. surpassed expectations, and interest rates soared as inflation fears accelerated. The Federal Reserve (the U.S. central bank) raised short-term interest rates three times in 1999 to pre-empt inflation.

U.S. STOCKS

     Reflecting generally good economic and corporate health, U.S. stock indices posted attractive returns in 1999 (see the table at right). It's worth noting, though, that nearly half of those gains were generated in the fourth quarter, when huge price gains by technology and telecommunications stocks powered the market. That was particularly true for the Nasdaq Composite, which gained over
48% during the fourth quarter alone.

     By contrast, most U.S. stock indices suffered losses during the third quarter. The Fed's actions played a big role in this performance disparity.
Three interest rate cuts in 1998, plus surprisingly strong economic growth in the fourth quarter of 1998, revitalized investor confidence and helped spur a stock rebound in early 1999. However, by May, inflation became an issue and investors feared that the Fed would raise interest rates, as it did, beginning in June. Rising interest rates eroded stock returns in the third quarter.

U.S. BONDS

     Rising interest rates caused U.S. bonds to suffer their worst year since
1994. The Lehman Brothers Aggregate Bond Index--a broad measure of U.S.
fixed-income performance--fell nearly 1%, and the benchmark 30-year U.S.
Treasury bond yield rose to 6.48%, its highest level in over two years.

     That's not surprising given what happened in 1999. May turned out to be a pivotal month. First, the inflation report for April (released in mid-May)
showed the biggest monthly consumer price increase in almost nine years. Then the Fed announced its policy shift toward higher interest rates, which led to its first rate hikes since March 1997.

     Mortgage-backed securities were the best performing U.S. bond sector (see the bond returns in the table at right). Rising interest rates helped reduce mortgage prepayments in 1999. Treasury bonds lagged the other bond sectors.

[right margin]

"U.S. financial market performance in 1999 surprised many analysts and investors."

INDEX RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   BLENDED INDEX*                 12.30%
   S&P 500*                   21.04%
   S&P MIDCAP 400             14.72%
   S&P SMALLCAP 600           12.41%
   NASDAQ COMPOSITE               86.13%
   LEHMAN BROS. AGGREGATE
      BOND INDEX*                 -0.82%
   LEHMAN BROS. GOVT.
      AGENCY BOND INDEX           -0.94%
   LEHMAN BROS. CORPORATE
      BOND INDEX                  -1.95%
   LEHMAN BROS. MORTGAGE-
      BACKED SECURITIES INDEX      1.86%
   LEHMAN BROS. TREASURY
      BOND INDEX                  -2.56%

Source: Lipper Inc., Russell/Mellon Analytical, and Bloomberg Financial Markets

* Defined on page 21.

                                                www.americancentury.com      3

VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                                                             LEHMAN AGGREGATE
              VP BALANCED   BLENDED INDEX(2)   S&P 500      BOND INDEX
================================================================================
6 MONTHS(1)       5.70%          4.84%            7.69%            0.56%
1 YEAR           10.06%         12.30%           21.04%           -0.82%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          13.85%         18.83%           27.56%            5.73%
5 YEARS          14.92%         20.23%           28.56%            7.73%
LIFE OF FUND     11.47%         14.83%           19.80%            7.38%

The fund's inception date was 5/1/91.

(1)  Returns for periods less than one year are not annualized.

(2)  In December 1998, the bond portion of the blended index was changed from the Lehman Brothers Intermediate Government/Corporate Index to the Lehman
     Brothers Aggregate Bond Index, which we believe better represents the broader U.S. taxable bond market.

See pages 21-22 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
S&P 500                       $47,905
Blended Index                     $33,332
Old Blended Index                 $32,834
VP Balanced                       $25,629
Lehman Aggregate Bond Index       $18,538
Lehman Int. Govt./Corp. Index     $17,822

                                                Lehman Int.
                    VP                          Govt./Corp.     Old Blended   Lehman Aggregate    Blended
                  Balanced      S&P 500        Index           Index         Bond Index        Index
DATE               VALUE           VALUE           VALUE           VALUE           VALUE           VALUE
5/1/1991          $10,000         $10,000         $10,000         $10,000         $10,000         $10,000
6/30/1991          $9,660          $9,954         $10,069          $9,999         $10,053          $9,994
9/30/1991         $10,844         $10,487         $10,554         $10,513         $10,624         $10,542
12/31/1991        $12,553         $11,365         $11,061         $11,244         $11,163         $11,286
3/31/1992         $11,752         $11,078         $10,960         $11,032         $11,020         $11,057
6/30/1992         $11,349         $11,288         $11,394         $11,332         $11,465         $11,362
9/30/1992         $11,523         $11,644         $11,897         $11,746         $11,958         $11,772
12/31/1992        $11,795         $12,231         $11,854         $12,084         $11,990         $12,141
3/31/1993         $11,941         $12,765         $12,323         $12,593         $12,485         $12,659
6/30/1993         $12,246         $12,828         $12,590         $12,739         $12,816         $12,830
9/30/1993         $12,783         $13,159         $12,874         $13,051         $13,151         $13,162
12/31/1993        $12,701         $13,464         $12,896         $13,242         $13,159         $13,348
3/31/1994         $12,696         $12,954         $12,634         $12,833         $12,781         $12,891
6/30/1994         $12,378         $13,008         $12,558         $12,834         $12,649         $12,871
9/30/1994         $12,748         $13,644         $12,661         $13,252         $12,727         $13,280
12/31/1994        $12,778         $13,641         $12,647         $13,244         $12,775         $13,299
3/31/1995         $13,264         $14,970         $13,203         $14,251         $13,419         $14,344
6/30/1995         $14,386         $16,400         $13,861         $15,352         $14,236         $15,514
9/30/1995         $15,128         $17,704         $14,092         $16,186         $14,515         $16,375
12/31/1995        $15,476         $18,769         $14,588         $16,999         $15,133         $17,246
3/31/1996         $15,806         $19,777         $14,467         $17,490         $14,865         $17,679
6/30/1996         $16,280         $20,665         $14,558         $18,004         $14,950         $18,196
9/30/1996         $16,744         $21,304         $14,815         $18,467         $15,227         $18,669
12/31/1996        $17,365         $23,078         $15,178         $19,571         $15,684         $19,826
3/31/1997         $16,864         $23,697         $15,162         $19,876         $15,596         $20,100
6/30/1997         $18,914         $27,837         $15,609         $22,194         $16,168         $22,502
9/30/1997         $20,208         $29,919         $16,030         $23,430         $16,705         $23,811
12/31/1997        $20,111         $30,778         $16,373         $24,035         $17,196         $24,502
3/31/1998         $21,748         $35,071         $16,629         $26,195         $17,464         $26,705
6/30/1998         $23,005         $36,228         $16,941         $26,913         $17,873         $27,484
9/30/1998         $21,330         $32,624         $17,702         $25,791         $18,629         $26,308
12/31/1998        $23,284         $39,572         $17,755         $29,118         $18,692         $29,704
3/31/1999         $23,191         $41,547         $17,721         $29,968         $18,599         $30,533
6/30/1999         $24,244         $44,480         $17,651         $31,191         $18,435         $31,718
9/30/1999         $23,749         $41,700         $17,813         $30,136         $18,561         $30,614
12/31/1999        $25,629         $47,905         $17,822         $32,834         $18,538         $33,332

$10,000 investment made 5/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. Both the blended index and old blended index and their components are provided in the graph at left, while the blended index is provided in the graph below. VP
Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

               VP Balanced      Blended Index
DATE             RETURN            RETURN
12/31/91*        25.54%            12.41%
12/31/92         -6.04%             7.43%
12/31/93          7.69%             9.55%
12/31/94          0.61%             0.01%
12/31/95         21.12%            28.65%
12/31/96         12.21%            15.39%
12/31/97         15.81%            23.16%
12/31/98         15.77%            20.54%
12/31/99         10.06%            12.30%

* From 5/1/91 (the fund's inception date) to 12/31/91.

4     1-800-345-6488

VP Balanced--Q&A
--------------------------------------------------------------------------------
[photos of Kurt Borgwardt, John Schniedwind]
Equity team leaders: Kurt Borgwardt, John Schniedwind

[photos of Jeff Houston, John Walsh]
Fixed-income team leaders: Jeff Houston, John Walsh

     Based on interviews with VP Balanced's equity and fixed-income team leaders
(pictured above).

HOW DID THE FUND PERFORM DURING 1999?

     VP Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds returned 10.06%. It was the fifth straight year that the fund produced a double-digit return.

     VP Balanced's benchmark (a blended index that combines the S&P 500 and the Lehman Brothers Aggregate Bond Index in the same 60%/40% proportion)
returned 12.30%.

WHAT CAUSED THE RETURN DIFFERENTIAL BETWEEN THE FUND AND THE BLENDED INDEX?

     First, the fund's operating expenses will always put VP Balanced at a slight disadvantage relative to the unmanaged index, which has no such expenses.

     Second, the S&P 500 outperformed VP Balanced's equity portfolio. Most of the underperformance took place during the first three months of the year, before we made some changes in our approach. The adjustments we made (such as bringing our industry positions more in line with the S&P 500 and focusing more on stock selection) helped the stock portfolio outperform the index during the remainder of the year.

WHAT OTHER FACTORS AFFECTED THE PERFORMANCE OF VP BALANCED'S EQUITY PORTFOLIO?

     On the plus side, our exposure to the soaring technology sector certainly helped. Three of our top 10 holdings at the end of the period--Cisco Systems,
Applied Materials, and Adaptec--were technology stocks that each gained over
130% during the year, and two others--Microsoft and Hewlett-Packard--each gained over 68% during that time frame.

     But on the downside, we were underweight in some technology stocks that could have helped us. The most notable was Qualcomm, one of the emerging leaders in wireless technology. Qualcomm was one of the amazing stories of 1999--its stock increased over 2,600%. Unfortunately, we owned only 2,000 shares as of year end 1999--not enough to make a big impact on fund performance.

WHAT STOCK SECTORS DIDN'T PERFORM WELL?

     Financial services was one of the lagging sectors that had the greatest impact on fund performance. Our holdings in that area--particularly banks, other lending institutions, and title companies--were hurt by rising interest rates.
Their share prices were subjected to downward pressure by the threat that profits would be squeezed by higher costs of capital and declining lending volumes.

[right margin]

"The adjustments we made helped the stock portfolio outperform the index during the remainder of the year."

[pie chart - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF DECEMBER 31, 1999
Common Stocks                  60%
Corporate Bonds                14%
Mortgage- & Asset-Backed
   Securities                  14%
U.S. Treasury Securities        9%
Other                           3%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF           AS OF
                           12/31/99         6/30/99
COMPUTER SOFTWARE            8.6%            8.0%
ELECTRICAL EQUIPMENT         8.0%            4.6%
TELEPHONE                    7.7%            8.9%
DRUGS                        7.5%            7.8%
COMPUTER HARDWARE
   & BUSINESS
   MACHINES                  6.1%            5.0%

Security types are defined on page 22.

                                                www.americancentury.com      5

VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Examples of struggling financial services stocks we owned during the year include First Union, First American Financial, Bank One, Fidelity National
Financial, LandAmerica Financial, and Fannie Mae.

WHAT FACTORS AFFECTED THE PERFORMANCE OF VP BALANCED'S BOND PORTFOLIO?

     Rising interest rates and our management of the portfolio's interest rate sensitivity were two key factors. Higher interest rates caused U.S. bonds to post low returns. Fortunately, we kept the portfolio's duration relatively short--less than five years. Duration is a measure of interest rate sensitivity.
A fund with a shorter duration is less sensitive to interest rate changes.

     We also added attractively valued mortgage-backed securities when the spread, or difference in yield, between Treasury securities and mortgage-backed securities widened during the summer. The wider the yield spread, the more attractive mortgages became. Spreads later snapped back, which allowed mortgage securities to outperform Treasurys.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     Here's a summary of our thoughts:

*    We expect strong economic growth to continue in the U.S., at least through the first half of 2000. The economy could slow later in the year as higher interest rates and rising wages increase borrowing costs and expenses.

*    We think there's a high probability that the Fed will raise short-term interest rates at least once in the first quarter of 2000.

*    We believe that different sectors of the U.S. stock market will outperform those that did so well in 1999, such as technology. That should be especially true if economic growth slows.

*    A lot of bad news is already priced into U.S. bonds. We think bonds could rally in 2000, particularly later in the year.

     Of course, no one knows for sure what will happen. Just look at how 1999 differed from expectations.

WHAT'S YOUR OUTLOOK FOR VP BALANCED?

     We'll maintain our disciplined management approach, using the blended index as our benchmark.

     On the stock side, we'll continue to try to outperform the S&P 500. We look for stocks with compelling expected returns (based on both growth and value measures), and then we build a portfolio that can potentially provide higher returns than the index without taking on more risk.

     On the bond side, we'll continue to track the Aggregate Bond Index, aiming to outperform the index by modestly overweighting sectors of the market that we think are undervalued.

[left margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                               AS OF         AS OF
                             12/31/99       6/30/99
MICROSOFT CORP.                5.4%          4.5%
WAL-MART STORES, INC.          3.8%          2.8%
MORGAN STANLEY DEAN
     WITTER & CO.          3.0%          2.1%
CISCO SYSTEMS INC.             2.7%          1.2%
CHASE MANHATTAN
     CORP.                     2.5%          3.0%
APPLIED MATERIALS, INC.        2.3%           --
GENERAL ELECTRIC CO.
     (U.S.)                    2.3%          1.7%
HOME DEPOT, INC.               2.2%          1.3%
HEWLETT-PACKARD CO.            2.1%          2.1%
ADAPTEC, INC.                  2.1%           --

FIXED-INCOME PORTFOLIO
                                            AS OF             AS OF
                                           12/31/99          6/30/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY              8.7 YEARS         8.3 YEARS
   DURATION                               4.8 YEARS         4.7 YEARS

PORTFOLIO CREDIT QUALITY                  % OF FIXED-INCOME PORTFOLIO
   AAA                                       65%               62%
   AA                                         4%                3%
   A                                         15%               20%
   BBB                                       11%               12%
   BB                                         5%                3%
                                           -------           -------
                                             100%             100%
                                           =======           =======

Investment terms are defined in the Glossary on pages 22-23. Ratings provided by
Standard & Poor's. See Credit Rating Guidelines on page 21 for more information.

6      1-800-345-6488

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.4%
AIRLINES -- 0.1%
                   4,600   AMR Corp.(1)                            $    308,200
                   2,100   Delta Air Lines Inc.                         104,606
                                                                   ------------
                                                                         412,806
                                                                   ------------
ALCOHOL -- 0.3%
                   6,100   Anheuser-Busch Companies, Inc.               432,339
                   5,800   Coors (Adolph) Co. Cl B                      304,500
                                                                   ------------
                                                                         736,839
                                                                   ------------
APPAREL & TEXTILES(2)
                   5,100   Jones Apparel Group, Inc.(1)                 138,338
                                                                   ------------
BANKS -- 3.4%
                  20,500   Bank of America Corp.                      1,028,844
                  55,500   Chase Manhattan Corp.                      4,311,656
                  18,000   Citigroup Inc.                             1,000,125
                  18,700   Old Kent Financial Corp.                     661,512
                  38,400   UnionBanCal Corp.                          1,514,400
                   7,200   Wells Fargo & Co.                        291,150
                  14,800   Zions Bancorporation                         875,975
                                                                   ------------
                                                                       9,683,662
                                                                   ------------
CHEMICALS -- 2.6%
                  13,400   Dexter Corp. (The)                           532,650
                  17,900   Dow Chemical Co.                           2,391,888
                  12,400   du Pont (E.I.) de Nemours
                              & Co.                                 816,850
                  43,960   Illinois Tool Works Inc.                   2,970,048
                   8,000   Kerr-McGee Corp.                             496,000
                   2,700   Sealed Air Corp.(1)                          139,894
                                                                   ------------
                                                                       7,347,330
                                                                   ------------
CLOTHING STORES -- 0.3%
                   7,500   Abercrombie & Fitch
                              Co. Cl A(1)                               200,156
                   2,100   American Eagle Outfitters, Inc.(1)            94,500
                  12,500   AnnTaylor Stores Corp.(1)                    430,469
                  10,800   Tommy Hilfiger Corp.(1)                      251,775
                                                                   ------------
                                                                         976,900
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.7%
                  71,500   Adaptec, Inc.(1)                           3,563,828
                   6,300   Dell Computer Corp.(1)                       321,103
                  42,100   Electronics for Imaging, Inc.(1)           2,468,112
                  31,400   Hewlett-Packard Co.                        3,577,638
                     700   SanDisk Corp.(1)                              67,112
                   5,800   Sun Microsystems, Inc.(1)                    448,956
                                                                   ------------
                                                                      10,446,749
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 5.2%
                   6,100   Computer Associates
                              International, Inc.                  $    426,619
                   7,900   Comverse Technology, Inc.(1)               1,143,278
                  16,700   International Business
                              Machines Corp.                          1,803,600
                  80,100   Microsoft Corp.(1)(3)                      9,349,172
                   8,300   NCR Corp.(1)                                 314,362
                   6,300   Novell, Inc.(1)                              251,409
                  16,900   Sybase, Inc.(1)                              286,772
                   5,400   Symantec Corp.(1)                            317,081
                  30,500   Unisys Corp.(1)                              974,094
                                                                   ------------
                                                                      14,866,387
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                   2,800   Owens Corning                                 54,075
                   7,500   Pulte Corp.                                  168,750
                                                                   ------------
                                                                         222,825
                                                                   ------------
CONSUMER DURABLES(2)
                   2,000   Whirlpool Corp.                              130,125
                                                                   ------------
DEFENSE/AEROSPACE -- 0.5%
                  22,800   Boeing Co.                                   947,625
                  10,200   General Dynamics Corp.                       538,050
                                                                   ------------
                                                                       1,485,675
                                                                   ------------
DEPARTMENT STORES -- 2.4%
                   2,600   Kohl's Corp.(1)                              187,688
                  95,500   Wal-Mart Stores, Inc.                      6,601,438
                                                                   ------------
                                                                       6,789,126
                                                                   ------------
DRUGS -- 4.5%
                   5,200   Allergan, Inc.                               258,700
                  28,000   Amgen Inc.(1)                              1,680,875
                  12,000   Andrx Corp.(1)                               505,125
                   7,500   Biogen, Inc.(1)                              633,516
                  24,200   Bristol-Myers Squibb Co.                   1,553,338
                  11,100   Forest Laboratories, Inc.(1)                 681,956
                  45,800   IVAX Corp.(1)                              1,179,350
                   5,800   Jones Pharma Inc.                            251,938
                   4,800   MedImmune, Inc.(1)                           795,900
                   6,800   Merck & Co., Inc.                        456,025
                  36,500   Pfizer, Inc.                               1,183,969
                  45,300   Schering-Plough Corp.                      1,911,094
                   5,213   Shire Pharmaceuticals Group
                              PLC ADR(1)                                150,851
                  19,200   Warner-Lambert Co.                         1,573,200
                                                                   ------------
                                                                      12,815,837
                                                                   ------------

See Notes to Financial Statements                www.americancentury.com      7

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 4.8%
                  44,100   Cisco Systems Inc.(1)                   $  4,722,834
                  18,800   Corning Inc.                               2,424,025
                   4,000   Harmonic Inc.(1)                             379,375
                  41,700   Lucent Technologies Inc.                   3,119,669
                  10,300   Millipore Corp.                              397,838
                   4,500   Motorola, Inc.                               662,625
                  11,800   Nortel Networks Corp. New York
                              Shares                                  1,191,800
                  14,700   Scientific-Atlanta, Inc.                     817,688
                                                                   ------------
                                                                      13,715,854
                                                                   ------------
ELECTRICAL UTILITIES -- 1.0%
                   4,800   Energy East Corp.                             99,900
                  17,600   Minnesota Power & Light Co.              298,100
                  21,000   Public Service Enterprise
                              Group Inc.                                731,062
                   9,400   Reliant Energy, Inc.                         215,025
                  24,600   Southern Co.                                 578,100
                   7,100   Texas Utilities Co.                          252,494
                  29,450   Utilicorp United Inc.                        572,434
                                                                   ------------
                                                                       2,747,115
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 2.9%
                  50,600   Amerada Hess Corp.                         2,871,550
                   5,400   Anadarko Petroleum Corp.                     184,275
                  42,600   Apache Corp.                               1,573,538
                  17,000   Atlantic Richfield Co.                     1,470,500
                  12,001   Exxon Mobil Corp.                            966,831
                  68,300   Union Pacific Resources                      870,825
                   3,300   Vastar Resources, Inc.                       194,700
                                                                   ------------
                                                                       8,132,219
                                                                   ------------
ENTERTAINMENT -- 0.4%
                   5,600   Carnival Corp. Cl A                          267,750
                   5,600   Pixar, Inc.(1)                               197,925
                  10,900   Viacom, Inc. Cl B(1)                         658,769
                                                                   ------------
                                                                       1,124,444
                                                                   ------------
FINANCIAL SERVICES -- 3.1%
                  39,900   Fannie Mae                                 2,491,256
                  17,900   Federal Home Loan Mortgage
                              Corporation                               842,419
                  10,000   Gallagher (Arthur J.) & Co.              647,500
                  25,400   General Electric Co. (U.S.)                3,930,650
                   9,500   Providian Financial Corp.                    865,094
                                                                   ------------
                                                                       8,776,919
                                                                   ------------
FOOD & BEVERAGE -- 1.6%
                   5,600   ConAgra, Inc.                                126,350
                   6,400   General Mills, Inc.                          228,800
                  10,500   Hormel Foods Corp.                           426,562
                  44,000   IBP, Inc.                                    792,000
                  32,000   Quaker Oats Co. (The)                      2,100,000
                  18,300   Suiza Foods Corp.(1)                         725,138
                   4,900   Unilever N.V. New York Shares                266,744
                                                                   ------------
                                                                       4,665,594
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
                   6,400   Georgia-Pacific Corp.                   $    324,800
                   8,300   Kimberly-Clark Corp.                         541,575
                   3,600   Temple-Inland Inc.                           237,375
                  14,100   Weyerhaeuser Co.                           1,012,556
                                                                   ------------
                                                                       2,116,306
                                                                   ------------
GAS & WATER UTILITIES -- 0.1%
                  20,200   LG&E Energy Corp.                        352,238
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                   7,700   American Power Conversion
                              Corp.(1)                                  202,847
                  19,500   CommScope, Inc.(1)                           786,094
                   5,200   Cummins Engine Company, Inc.                 251,225
                   4,200   Rockwell International Corp.                 201,075
                                                                   ------------
                                                                       1,441,241
                                                                   ------------
HOME PRODUCTS -- 0.8%
                   8,900   Fortune Brands, Inc.                         294,256
                  15,400   Procter & Gamble Co. (The)             1,687,262
                   2,900   Ralston Purina Co.                            80,838
                  11,000   Tupperware Corp.                             186,312
                                                                   ------------
                                                                       2,248,668
                                                                   ------------
HOTELS -- 0.1%
                   4,200   Anchor Gaming(1)                             182,044
                                                                   ------------
INDUSTRIAL PARTS -- 0.5%
                  17,100   Ingersoll-Rand Co.                           941,569
                   6,700   United Technologies Corp.                    435,500
                                                                   ------------
                                                                       1,377,069
                                                                   ------------
INDUSTRIAL SERVICES -- 0.2%
                  14,400   Hertz Corp. Cl A                             721,800
                                                                   ------------
INFORMATION SERVICES -- 0.7%
                   4,800   Automatic Data Processing, Inc.              258,600
                   8,600   Electronic Data Systems Corp.                575,662
                   5,800   MedQuist Inc.(1)                             149,169
                  27,200   Valassis Communications, Inc.(1)           1,149,200
                                                                   ------------
                                                                       2,132,631
                                                                   ------------
INTERNET -- 1.6%
                  32,400   America Online Inc.(1)                     2,444,175
                  12,600   USWeb Corp.(1)                               560,306
                   3,500   Yahoo! Inc.(1)                             1,514,516
                                                                   ------------
                                                                       4,518,997
                                                                   ------------
LEISURE(2)
                   5,300   Station Casinos, Inc.(1)                     118,919
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.7%
                   1,400   Aetna Inc.                                    78,138
                  47,400   Lincoln National Corp.                     1,896,000
                                                                   ------------
                                                                       1,974,138
                                                                   ------------

8      1-800-345-6488                         See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
MEDIA -- 1.4%
                       4,000 Adelphia Communications Corp.
                              Cl A(1)                              $    262,375
                  36,400   CBS Corp.(1)                               2,327,325
                   9,200   Comcast Corp. Cl A                           464,888
                  10,700   Cox Communications, Inc. Cl A(1)             551,050
                       5,000 EchoStar Communications Corp.
                              Cl A(1)                                   486,875
                                                                   ------------
                                                                       4,092,513
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.3%
                  16,000   Bard (C.R.), Inc.                            848,000
                   6,600   IDEC Pharmaceuticals Corp.(1)                647,831
                  15,700   Johnson & Johnson                      1,462,062
                   9,800   Mallinckrodt Inc.                            311,762
                   6,300   VISX, Inc.(1)                                326,222
                                                                   ------------
                                                                       3,595,877
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.3%
                  18,800   Oxford Health Plans, Inc.(1)                 239,112
                   6,100   PacifiCare Health Systems, Inc.(1)           323,491
                   3,500   United HealthCare Corp.                      185,938
                                                                   ------------
                                                                         748,541
                                                                   ------------
MINING & METALS -- 0.5%
                   7,800   Alcan Aluminium Ltd.                         321,262
                   5,600   Alcoa Inc.                                   464,800
                   8,600   Ball Corporation                             338,625
                   6,400   Centex Construction Products Inc.            249,600
                                                                   ------------
                                                                       1,374,287
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.8%
                   6,800   Delphi Automotive Systems Corp.              107,100
                  24,000   Ford Motor Co.                             1,282,500
                   8,700   General Motors Corp.                         632,381
                   6,900   PACCAR Inc.                                  305,541
                                                                   ------------
                                                                       2,327,522
                                                                   ------------
MULTI-INDUSTRY -- 0.2%
                  15,400   Tyco International Ltd.                      598,675
                                                                   ------------
OIL REFINING -- 0.1%
                   4,600   Texaco Inc.                                  249,838
                                                                   ------------
OIL SERVICES -- 0.2%
                  17,500   Ensco International Inc.                     400,312
                   3,100   Noble Drilling Corp.(1)                      101,525
                                                                   ------------
                                                                         501,837
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 0.8%
                  31,400   Ambac Financial Group, Inc.                1,638,688
                   2,350   American International Group, Inc.           254,094
                   6,500   Radian Group Inc.                            310,375
                                                                   ------------
                                                                       2,203,157
                                                                   ------------
PUBLISHING -- 0.3%
                  29,000   Deluxe Corp.                                 795,688
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
RESTAURANTS -- 0.3%
                  14,000   Brinker International, Inc.(1)          $    336,000
                   6,300   Darden Restaurants, Inc.                     114,188
                  20,800   Jack in the Box Inc.(1)                      430,300
                                                                   ------------
                                                                         880,488
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 1.9%
                   2,700   Merrill Lynch & Co., Inc.                225,450
                  35,900   Morgan Stanley Dean
                              Witter & Co.                        5,124,725
                                                                   ------------
                                                                       5,350,175
                                                                   ------------
SEMICONDUCTOR -- 2.4%
                  31,600   Applied Materials, Inc.(1)                 4,002,338
                  33,400   Integrated Device Technology,
                              Inc.(1)                                   967,556
                   5,000   Lam Research Corp.(1)                        558,125
                  11,800   National Semiconductor Corp.(1)              505,188
                   8,800   PerkinElmer, Inc.                            366,850
                   3,400   Texas Instruments Inc.                       329,375
                                                                   ------------
                                                                       6,729,432
                                                                   ------------
SPECIALTY STORES -- 1.7%
                   7,700   Best Buy Co., Inc.(1)                        386,444
                  55,050   Home Depot, Inc.                           3,774,366
                  13,400   Zale Corp.(1)                                648,225
                                                                   ------------
                                                                       4,809,035
                                                                   ------------
TELEPHONE -- 4.7%
                  51,900   AT&T Corp.                             2,633,925
                  12,100   Bell Atlantic Corp.                          744,906
                  47,200   BellSouth Corp.                            2,209,550
                   5,700   Dycom Industries, Inc.(1)                    251,156
                  18,200   GTE Corp.                                  1,284,238
                  56,800   SBC Communications Inc.                    2,769,000
                  45,800   Sprint Corp.                               3,082,912
                   4,300   U S WEST, Inc.                               309,600
                                                                   ------------
                                                                      13,285,287
                                                                   ------------
TOBACCO -- 0.1%
                  11,500   Universal Corp.                              262,344
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   2,100   United Parcel Service, Inc. Cl B             144,900
                   2,000   USFreightways Corp.                           95,250
                                                                   ------------
                                                                         240,150
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
                   4,500   Nextel Communications, Inc.(1)               463,922
                   2,000   QUALCOMM Inc.(1)                             352,188
                   6,100   Sprint PCS(1)                                625,250
                                                                   ------------
                                                                       1,441,360
                                                                   ------------
TOTAL COMMON STOCKS                                                 171,885,001
                                                                   ------------
   (Cost $126,470,114)

See Notes to Financial Statements                www.americancentury.com      9

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 8.9%
              $  500,000   U.S. Treasury Notes, 5.75%,
                              10/31/00                             $    498,684
               4,000,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                                 3,938,673
               1,200,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                 1,207,468
               3,000,000   U.S. Treasury Notes, 7.50%,
                              11/15/01                                3,065,792
               2,000,000   U.S. Treasury Notes, 6.25%,
                              2/28/02                                 1,999,793
                 450,000   U.S. Treasury Notes, 5.75%,
                              10/31/02                                  443,983
               1,000,000   U.S. Treasury Notes, 6.00%,
                              8/15/04                                   984,533
                 500,000   U.S. Treasury Notes, 7.50%,
                              2/15/05                                   521,639
               1,350,000   U.S. Treasury Notes, 7.00%,
                              7/15/06                                 1,383,262
               1,000,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                 1,337,079
                 500,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                                   617,634
               1,000,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 1,239,200
                 750,000   U.S. Treasury Bonds, 8.875%,
                              2/15/19                                   913,184
               2,500,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                                2,730,570
               1,500,000   U.S. Treasury Bonds, 6.50%,
                              11/15/26                                1,462,689
                 500,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                   480,235
               1,400,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                                1,154,366
                 250,000   U.S. Treasury Bonds, 5.25%,
                              2/15/29                                   207,121
               1,300,000   U.S. Treasury Bonds, 6.125%,
                              8/15/29                                 1,239,440
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       25,425,345
                                                                   ------------
   (Cost $26,763,794)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.2%
               1,500,000   FHLB, 5.50%, 8/13/01                       1,478,184
                 750,000   FNMA, 5.25%, 1/15/09                         661,354
               1,000,000   FNMA, 6.50%, 4/29/09                         938,742
               1,250,000   FNMA MTN, 5.83%, 2/2/04                    1,191,127
               1,250,000   FNMA MTN, 5.54%, 2/5/04                    1,183,014
               1,000,000   FNMA MTN, 5.74%, 1/21/09                     897,329
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     6,349,750
                                                                   ------------
   (Cost $6,748,273)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 0.2%
              $  500,000   Quebec Province, 7.50%,
                              9/15/29                              $    486,603
                                                                   ------------
   (Cost $496,910)

MORTGAGE-BACKED SECURITIES(4) -- 10.5%
                 827,896   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                    783,623
               1,295,087   FHLMC Pool #C30257, 7.00%,
                              8/1/29                                  1,254,346
                 896,519   FHLMC Pool #C30060, 7.50%,
                              8/1/29                                    888,581
               1,147,127   FNMA Pool #248679, 5.50%,
                              12/1/08                                 1,088,805
                 148,783   FNMA Pool #365462, 6.50%,
                              11/1/11                                   144,994
                 995,304   FNMA Pool #313481, 7.00%,
                              4/1/12                                    986,616
                 321,117   FNMA Pool #421624, 6.00%,
                              4/1/13                                    305,252
                 132,014   FNMA Pool #421727, 6.00%,
                              4/1/13                                    125,492
                 352,643   FNMA Pool #425391, 6.00%,
                              5/1/13                                    335,220
                 452,092   FNMA Pool #421501, 6.50%,
                              6/1/13                                    439,381
                 218,383   FNMA Pool #431722, 6.50%,
                              6/1/13                                    212,243
                 170,015   FNMA Pool #433184, 6.50%,
                              6/1/13                                    165,235
                 175,675   FNMA Pool #437505, 6.00%,
                              7/1/13                                    166,995
               1,358,235   FNMA Pool #433885, 6.50%,
                              7/1/13                                  1,320,047
               1,265,165   FNMA Pool #252736, 7.50%,
                              7/1/14                                  1,273,599
               1,383,002   FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,309,101
                 774,609   FNMA Pool #413812, 6.50%,
                              1/1/28                                    733,218
               1,017,045   FNMA Pool #411821, 7.00%,
                              1/1/28                                    985,480
                 916,858   FNMA Pool #440691, 6.50%,
                              11/1/28                                   866,202
                 477,999   FNMA Pool #450619, 6.00%,
                              12/1/28                                   438,028
                 948,913   FNMA Pool #453956, 6.00%,
                              12/1/28                                   869,565
               1,068,131   FNMA Pool #454947, 6.00%,
                              12/1/28                                   978,814
                 954,974   FNMA Pool #252211, 6.00%,
                              1/1/29                                    875,119
                 948,573   FNMA Pool #252212, 6.50%,
                              1/1/29                                    896,164
               1,198,498   FNMA Pool #485403, 6.00%,
                              2/1/29                                  1,098,280

10      1-800-345-6488                        See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,012,023   FNMA Pool #485438, 6.50%,
                              2/1/29                               $    956,108
               1,477,113   FNMA Pool #506995, 7.50%,
                              7/1/29                                  1,462,188
               2,000,000   FNMA Pool #526231, 7.50%,
                              12/1/29                                 1,979,792
               1,241,114   GNMA Pool #002202, 7.00%,
                              4/20/26                                 1,199,464
                 861,852   GNMA Pool #780412, 7.50%,
                              8/15/26                                   854,273
                 635,412   GNMA Pool #458862, 7.50%,
                              2/15/28                                   629,158
                 789,605   GNMA Pool #467626, 7.00%,
                              2/15/28                                   763,618
                 457,569   GNMA Pool #444773, 6.50%,
                              3/15/28                                   430,192
                 463,852   GNMA Pool #469149, 6.50%,
                              3/15/28                                   436,100
                  95,251   GNMA Pool #460833, 6.50%,
                              5/15/28                                    89,552
                  46,828   GNMA Pool #474224, 6.50%,
                              5/15/28                                    44,026
               1,090,834   GNMA Pool #469811, 7.00%,
                              12/15/28                                1,054,932
               1,500,000   GNMA Pool #509502, 8.00%,
                              12/15/29                                1,516,563
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     29,956,366
                                                                   ------------
   (Cost $31,144,808)

ASSET-BACKED SECURITIES(4) -- 2.9%
                 750,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   732,814
                 389,464   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                            390,186
               1,376,135   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                             1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                          1,328,442
                 676,805   FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                                   683,627
               1,500,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 1,365,496
                 466,667   Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  444,652
               1,250,000   PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                           1,168,256
               1,250,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                 1,248,156

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,000,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                             $    995,805
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         8,357,434
                                                                   ------------
   (Cost $8,682,416)

CORPORATE BONDS -- 13.7%
AIRLINES -- 0.3%
                 750,000   Delta Air Lines Inc., 8.30%,
                              12/15/29 (Acquired 12/8/99,
                              Cost $743,775)(5)                         727,438
                                                                   ------------
BANKS -- 2.3%
                 650,000   Banco Santander Central Hispano
                             Issuance, Ltd., 7.625%,
                              11/3/09                                   643,937
               1,000,000   Bank of America N.A., 6.875%,
                              2/15/05                                   980,369
               1,000,000   Citigroup Inc., 5.80%, 3/15/04               953,773
               1,750,000   Corestates Capital Corp., 5.875%,
                              10/15/03                                1,672,038
               1,750,000   First Bank System Inc., 7.625%,
                              5/1/05                                  1,766,788
                 500,000   Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                            439,452
                                                                   ------------
                                                                       6,456,357
                                                                   ------------
CHEMICALS -- 0.3%
               1,000,000   du Pont (E.I.) de Nemours
                              & Co.,
                              6.875%, 10/15/09                          973,224
                                                                   ------------
DEFENSE/AEROSPACE -- 0.3%
                 750,000   Lockheed Martin Corp., 8.20%,
                              12/1/09                                   748,401
                                                                   ------------
DEPARTMENT STORES -- 0.9%
                 750,000   Saks Inc., 8.25%, 11/15/08                   734,726
               1,000,000   Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                             969,505
               1,000,000   Wal-Mart Stores, Inc., 6.875%,
                              8/10/09                                   973,621
                                                                   ------------
                                                                       2,677,852
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.7%
               1,000,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                            974,145
               1,000,000   Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03                  959,096
                                                                   ------------
                                                                       1,933,241
                                                                   ------------
ELECTRICAL UTILITIES -- 0.5%
                 650,000   Cilcorp, Inc., 8.70%, 10/15/09               656,500
                 600,000   Texas Utilities Electric Co.,
                              8.125%, 2/1/02                            610,916
                                                                   ------------
                                                                       1,267,416
                                                                   ------------

See Notes to Financial Statements                www.americancentury.com     11

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ENERGY RESERVES  & PRODUCTION -- 0.3%
              $1,000,000   EOG Resources Inc., 6.70%,
                              11/15/06                             $    946,830
                                                                   ------------
FINANCIAL SERVICES -- 2.2%
               1,500,000   Associates Corp., N.A., 6.375%,
                              10/15/02                                1,475,759
               1,525,000   Comdisco, Inc., 6.375%,
                              11/30/01                                1,492,858
               1,000,000   Ford Motor Credit Co., 6.125%,
                              4/28/03                                   968,675
                 750,000   Ford Motor Credit Co., 6.75%,
                              5/15/05                                   731,230
                 700,000   Ford Motor Credit Co., 7.375%,
                              10/28/09                                  692,932
               1,000,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                 1,015,929
                                                                   ------------
                                                                       6,377,383
                                                                   ------------
FOOD & BEVERAGE -- 0.3%
               1,000,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $995,670)(5)                         884,981
                                                                   ------------
GAS & WATER UTILITIES -- 0.4%
                 500,000   K N Energy, Inc., 6.45%,
                              11/30/01                                  491,838
                 750,000   Southern Union Co., 8.25%,
                              11/15/29                                  751,534
                                                                   ------------
                                                                       1,243,372
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
               1,500,000   Anixter International Inc., 8.00%,
                              9/15/03                                 1,486,573
                                                                   ------------
INDUSTRIAL PARTS -- 0.7%
               1,250,000   Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                   1,213,225
                 750,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                           659,495
                                                                   ------------
                                                                       1,872,720
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.8%
               1,200,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                 1,191,261
               1,000,000   Conseco Inc., 6.40%, 6/15/01                 982,485
                                                                   ------------
                                                                       2,173,746
                                                                   ------------
MEDIA -- 0.3%
                 500,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                   442,941
                 500,000   CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                           499,815
                                                                   ------------
                                                                         942,756
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.6%
              $  750,000   Barrick Gold Corp., 7.50%,
                              5/1/07                               $    741,190
               1,000,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                   929,306
                                                                   ------------
                                                                       1,670,496
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.7%
               1,000,000   General Motors Corp., 7.00%,
                              6/15/03                                   999,037
               1,000,000   Lear Corp., 7.96%, 5/15/05
                             (Acquired 5/13/99, Cost
                              $1,000,000)(5)                            961,250
                                                                   ------------
                                                                       1,960,287
                                                                   ------------
OIL REFINING -- 0.3%
               1,000,000   USX Corp., 6.85%, 3/1/08                     939,882
                                                                   ------------
REAL ESTATE -- 0.4%
               1,200,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                1,184,351
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.2%
                 600,000   Morgan Stanley Dean
                              Witter &
                              Co., 7.125%, 1/15/03                      598,936
                                                                   ------------
SPECIALTY STORES -- 0.1%
                 200,000   Rite Aid Corp., 6.00%, 12/15/05
                             (Acquired 6/16/99, Cost
                              $183,602)(5)                              148,000
                                                                   ------------
TELEPHONE -- 0.6%
               1,300,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                1,151,591
                 750,000   MCI WorldCom, Inc., 6.95%,
                              8/15/28                                   684,473
                                                                   ------------
                                                                       1,836,064
                                                                   ------------
TOTAL CORPORATE BONDS                                                39,050,306
                                                                   ------------
   (Cost $40,219,133)

FORWARD COMMITMENTS -- 0.4%
               1,000,000   FNMA Purchase, 7.50%,
                              settlement 1/19/00                        989,372
                                                                   ------------
   (Cost $988,906)

TEMPORARY CASH INVESTMENTS -- 0.8%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $2,300,632)                         2,300,000
                                                                   ------------
   (Cost $2,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $284,800,177
                                                                   ============
   (Cost $243,814,354)

12      1-800-345-6488                        See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
DECEMBER 31, 1999

FUTURES CONTRACTS
                       Expiration         Underlying Face        Unrealized
    Purchased             Date            Amount at Value           Gain
---------------------------------------------------------------------------------
  1 S&P 500           March
     Futures              2000                $371,500            $45,126
                                         ======================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(4)  Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1999, was
     $2,721,669 which represented 1.0% of net assets.

See Notes to Financial Statements                www.americancentury.com     13

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS
Investment securities, at value (identified
  cost of $243,814,354) (Note 3) ............................       $284,800,177
Cash ........................................................             22,612
Receivable for investments sold .............................            747,925
Dividends and interest receivable ...........................          1,544,704
Receivable for variation margin
  on futures contracts ......................................              7,484
                                                                    ------------
                                                                     287,122,902
                                                                    ------------

LIABILITIES
Payable for investments purchased ...........................          1,837,038
Accrued management fees (Note 2) ............................            213,271
Payable for directors' fees and expenses ....................                153
                                                                    ------------
                                                                       2,050,462
                                                                    ------------

Net Assets ..................................................       $285,072,440
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................        200,000,000
                                                                    ============
Outstanding .................................................         36,578,991
                                                                    ============

Net Asset Value Per Share ...................................       $       7.79
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................       $233,476,244
Undistributed net investment income .........................          6,866,509
Accumulated undistributed net realized
  gain on investments .......................................          3,698,738
Net unrealized appreciation
  on investments (Note 3) ...................................         41,030,949
                                                                    ------------
                                                                    $285,072,440
                                                                    ============

14      1-800-345-6488                       See Notes to Financial Statements

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Income:
Interest ....................................................        $ 7,162,030
Dividends (net of foreign taxes
  withheld of $16,557) ......................................          2,247,072
                                                                     -----------
                                                                       9,409,102
                                                                     -----------

Expenses (Note 2):
Management fees .............................................          2,516,223
Directors' fees and expenses ................................              2,339
                                                                     -----------
                                                                       2,518,562
                                                                     -----------

Net investment income .......................................          6,890,540
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ............................          4,426,721
Change in net unrealized
  appreciation on investments ...............................         15,444,721
                                                                     -----------

Net realized and unrealized
  gain on investments .......................................         19,871,442
                                                                     -----------

Net Increase in Net Assets
  Resulting from Operations .................................        $26,761,982
                                                                     ===========

See Notes to Financial Statements              www.americancentury.com      15

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

Increase in Net Assets                                1999              1998

OPERATIONS
Net investment income ......................    $   6,890,540     $   5,384,061
Net realized gain on investments ...........        4,426,721        37,379,163
Change in net unrealized
  appreciation on investments ..............       15,444,721        (5,946,383)
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................       26,761,982        36,816,841
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (5,391,423)       (4,070,492)
From net realized gains on
  investment transactions ..................      (37,200,820)      (25,240,781)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (42,592,243)      (29,311,273)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       30,777,770        86,669,711
Proceeds from reinvestment
  of distributions .........................       42,592,243        29,311,273
Payments for shares redeemed ...............      (52,904,132)      (62,136,967)
                                                -------------     -------------
Net increase in net assets
  from capital share transactions ..........       20,465,881        53,844,017
                                                -------------     -------------

Net increase in net assets .................        4,635,620        61,349,585

NET ASSETS
Beginning of period ........................      280,436,820       219,087,235
                                                -------------     -------------
End of period ..............................    $ 285,072,440     $ 280,436,820
                                                =============     =============
Undistributed net investment income ........    $   6,866,509     $   5,367,392
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        4,068,981        10,866,022
Issued in reinvestment of distributions ....        6,007,369         3,831,539
Redeemed ...................................       (7,103,644)       (7,676,450)
                                                -------------     -------------
Net increase ...............................        2,972,706         7,021,111
                                                =============     =============

16      1-800-345-6488                       See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund)
is one of the six funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

     0.90% on the first $250 million
     0.85% on the next $250 million
     0.80% over $500 million

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended December 31, 1999, totaled $229,030,713, including purchases of
U.S. Treasury and Agency obligations totaling $56,560,678. Sales of investment securities, excluding short-term investments, totaled $245,111,757, including sales of U.S. Treasury and Agency obligations totaling $38,079,909.

    As of December 31, 1999, accumulated net unrealized appreciation was
$40,417,608, based on the aggregate cost of investments for federal income tax purposes of $244,382,569, which consisted of unrealized appreciation of
$49,070,869 and unrealized depreciation of $8,653,261.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

18      1-800-345-6488

VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                              1999           1998              1997           1996           1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $      8.34    $      8.24       $      7.54    $      7.04    $      5.96
                                         -----------    -----------       -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ...............         0.19           0.16              0.19           0.18           0.17
  Net Realized and Unrealized Gain
  on Investment Transactions ..........         0.52           1.04              0.94           0.65           1.08
                                         -----------    -----------       -----------    -----------    -----------
  Total From Investment Operations ....         0.71           1.20              1.13           0.83           1.25
                                         -----------    -----------       -----------    -----------    -----------
Distributions
  From Net Investment Income ..........        (0.16)         (0.15)            (0.09)         (0.13)         (0.17)
  From Net Realized Gains on
  Investment Transactions .............        (1.10)         (0.95)            (0.34)         (0.20)          --
                                         -----------    -----------       -----------    -----------    -----------
  Total Distributions .................        (1.26)         (1.10)            (0.43)         (0.33)         (0.17)
                                         -----------    -----------       -----------    -----------    -----------
Net Asset Value, End of Period ........  $      7.79    $      8.34       $      8.24    $      7.54    $      7.04
                                         ===========    ===========       ===========    ===========    ===========
  Total Return(1) .....................        10.06%         15.77%            15.81%         12.21%         21.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.90%          0.97%(2)          1.00%          0.99%          0.97%
Ratio of Net Investment Income
  to Average Net Assets ...............         2.45%          2.16%(2)          2.19%          2.43%          2.69%
Portfolio Turnover Rate ...............           83%           158%              125%           130%            87%
Net Assets, End of Period
  (in thousands) ......................  $   285,072    $   280,437       $   219,087    $   215,393    $   153,823

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.15%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements              www.americancentury.com      19

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the
"Fund") (formerly known as American Century VP Balanced), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31,
1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP Balanced Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

20      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks.
Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund.
Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The OLD BLENDED INDEX was the benchmark for VP Balanced until January 1,
1999. It is identical to the current blended index except that the bond portion of the index is represented by the Lehman Brothers Intermediate
Government/Corporate Bond Index, instead of the Lehman Brothers Aggregate Bond
Index.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers
Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities
Index. It reflects the price fluctuations of Treasury securities, U.S.
government agency securities, corporate bond issues, and mortgage-backed securities.

     The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is
considered to represent the performance of a portfolio of intermediate-term U.S.
government and corporate bonds. The index includes the Lehman Brothers
Government and Corporate Bond Indices which are composed of U.S. government,
Treasury, and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS

   Equity Portfolio
       KURT BORGWARDT
       JOHN SCHNIEDWIND

   Fixed-Income Portfolio
       JEFF HOUSTON
       JOHN WALSH

   Credit Research
       GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-
GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE
THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
     LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

                                                www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are
representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
between $2.2 billion and $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results.
For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 19.

22      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0002                                        Funds Distributor, Inc., Distributor
SH-ANN-19619                       (c)2000 American Century Services Corporation

[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS
ANNUAL REPORT

[graphic of runners]

VP Advantage

[american century logo (reg.sm)]
American
Century

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP ADVANTAGE
---------------------------------------

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The past year demonstrated why investors should focus on long-term investment strategies and maintain diversified portfolios. The consensus expectation going into 1999 was that U.S. bonds would do well while U.S. stocks would cool off. Instead, the reverse happened--stocks compiled strong returns for the fifth consecutive year, while bonds suffered their worst year since
1994.

     Although fund investors have benefited from exceptional stock returns over the past several years, we wish to stress that these results are unprecedented and not indefinitely sustainable. It is important to remember that market corrections are an inevitable, even necessary part of the investment process.
That's why diversified portfolios like VP Advantage are useful--they can help mitigate losses during market downturns.

     On January 12, 2000, Nationwide Insurance Company, Nationwide Life and
Annuity Insurance Company, and the principal underwriter, Nationwide Advisory
Services, Inc., filed an amended application to permit the substitution of shares of American Century VP Balanced for shares of American Century VP
Advantage. Nationwide is the only shareholder in VP Advantage. The application is currently before the Securities and Exchange Commission. American Century VP
Balanced seeks capital growth and current income. The fund keeps about 60% of its assets in a diverse portfolio of common stocks, with the remaining assets normally held in Treasury, mortgage-backed, and corporate bonds.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Today, more than one-third of our equity trades are executed over these "alternative" networks. Savings in this area directly affect the performance of your American Century funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For."

     We do not take this recognition lightly--acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and is essential in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP ADVANTAGE
   Performance Information .................................................   4
   Management Q&A ......................................................   5
   Types of Investments

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   9
   Statement of Operations .................................................  10
   Statements of Changes
      in Net Assets ........................................................  11
   Notes to Financial
      Statements ...........................................................  12
   Financial Highlights ....................................................  14
   Independent Auditors'
      Report ...............................................................  15
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  16
      Comparative Indices ..................................................  16
      Credit Rating
         Guidelines ........................................................  16
      Investment Team
         Leaders ...........................................................  16
   Glossary ................................................................  17

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   U.S. financial market performance in 1999 surprised many analysts and investors. U.S. stocks gained more than expected, while bonds performed worse.

*   Economic growth in the U.S. and overseas was stronger than predicted, leading to inflation concerns.

*   The Federal Reserve raised short-term interest rates three times to fight inflation.

*   U.S. stocks, led by the high-flying technology sector, produced strong returns.

*   Stocks bounced back in the fourth quarter after losing ground in the third quarter.

*   Growth stocks generally outperformed value stocks.

*   Rising interest rates led to the worst year for U.S. bonds since 1994.

*   The benchmark 30-year Treasury bond yield rose to its highest level in over two years.

*   Mortgage-backed securities generally outperformed other U.S. bond sectors, while Treasury securities lagged.

MANAGEMENT Q&A

*   VP Advantage had its third solid, double-digit return year in a row. The strength of its stock portfolio produced a gain of nearly 15%.

*   Technology stocks boosted fund performance. Microsoft, Cisco Systems, and
    America Online continued to be top equity holdings and performers.

*   Drug stocks posted significant losses that reduced the fund's overall gains.
    Coca-Cola's losses also had an impact on fund performance.

*   Rising interest rates hurt the bond portfolio but helped the fund's cash holdings.

*   The declines in the bond portfolio were mitigated somewhat by our decision to keep its interest rate sensitivity (duration) relatively low.

*   We expect more interest rate increases by the Federal Reserve in 2000, but if they help keep inflation under control, they could set the stage for favorable long-term bond and stock conditions.

[left margin]

                      VP ADVANTAGE
       TOTAL RETURNS:            AS OF 12/31/99
          6 Months                       10.60%*
          1 Year                         14.76%
       INCEPTION DATE:                   8/1/91
       NET ASSETS:                $22.0 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 17-18.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     U.S. financial market performance  in 1999 surprised many analysts and investors. Demonstrating how unpredictable markets can be and how important portfolio diversification remains, global economies exhibited stronger-than-anticipated growth in 1999, which caused stocks and bonds to diverge from forecasted performance. U.S. stocks gained more than expected, while bonds performed worse.

     Many economists and analysts had predicted that residual problems from 1998 would cause a lukewarm environment for stocks and a potentially good one for bonds. Instead, struggling economies--led by Japan--rebounded, commodity prices jumped, and the U.S. economy continued to expand.

     Corporate profits in the U.S. surpassed expectations, and interest rates soared as inflation fears accelerated. The Federal Reserve (the U.S. central bank) raised short-term interest rates three times in 1999 to pre-empt inflation.

U.S. STOCKS

     Reflecting generally good economic and corporate health, U.S. stock indices posted attractive returns in 1999 (see the table at right). It's worth noting, though, that nearly half of those gains were generated in the fourth quarter, when huge price gains by technology and telecommunications stocks powered the market. That was particularly true for the Nasdaq Composite, which gained nearly
50% during the fourth quarter alone.

     By contrast, most U.S. stock indices suffered losses during the third quarter. The Fed's actions played a big role in this performance disparity.
Three interest rate cuts in 1998, plus surprisingly strong economic growth in the fourth quarter of 1998, revitalized investor confidence and helped spur a stock rebound in early 1999. However, by May, inflation became an issue, and investors feared that the Fed would raise interest rates, as it did, beginning in June. Rising interest rates eroded stock returns in the third quarter.

U.S. BONDS

     Rising interest rates caused U.S. bonds to suffer their worst year since
1994. The benchmark 30-year U.S. Treasury bond yield rose to 6.48%, its highest level in over two years, which caused Treasury bonds to post negative returns.
For example, the Lehman Brothers Treasury Bond Index lost over 2%.

     That's not surprising given what happened in 1999. May turned out to be a pivotal month. First, the inflation report for April (released in mid-May)
showed the biggest monthly consumer price increase in almost nine years. Then the Fed announced its policy shift toward higher interest rates, which led to its first rate hikes since March 1997.

     Mortgage-backed securities were the best-performing U.S. bond sector (see the bond returns in the table at right). Rising interest rates helped reduce mortgage prepayments in 1999. Treasury bonds lagged the other bond sectors.

[right margin]

"U.S. FINANCIAL MARKET PERFORMANCE IN 1999 SURPRISED MANY ANALYSTS AND
INVESTORS."

INDEX RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   BLENDED INDEX*                  9.56%
   S&P 500*                   21.04%
   S&P MIDCAP 400             14.72%
   S&P SMALLCAP 600           12.41%
   NASDAQ COMPOSITE               86.13%
   LEHMAN BROS. GOVT.
      AGENCY BOND INDEX           -0.94%
   LEHMAN BROS. MORTGAGE-
      BACKED SECURITIES INDEX      1.86%
   LEHMAN BROS. TREASURY
      BOND INDEX                  -2.56%

Source: Lipper Inc., Russell/Mellon Analytical, and Bloomberg Financial Markets

* Defined on page 16.

                                                www.americancentury.com      3

VP Advantage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                   VP         BLENDED                     LEHMAN INT.       90-DAY
                ADVANTAGE      INDEX     S&P 500   GOVERNMENT INDEX   T-BILL INDEX
==========================================================================================
6 MONTHS(1)      10.60%        3.95%        7.69%           0.97%            2.45%
1 YEAR           14.76%        9.56%       21.04%           0.49%            4.74%
==========================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          14.91%       14.21%       27.56%           5.50%            4.94%
5 YEARS          14.11%       15.22%       28.56%           6.93%            5.11%
LIFE OF FUND     10.33%       11.54%       19.73%           7.53%            5.40%

The fund's inception date was 8/1/91.

(1)  Returns for periods less than one year are not annualized.

See pages 16-17 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/1999
S&P 500                   $45,984
Blended Index                 $25,158
VP Advantage                  $22,881
Lehman Int. Govt. Index       $17,260
90-Day T-Bill Index           $14,566

                    VP                          Lehman Int.       Blended      90-Day T-Bill
                 Advantage      S&P 500     Govt. Index        Index           Index
DATE               VALUE           VALUE           VALUE           VALUE           VALUE
8/1/1991          $10,000         $10,000         $10,000         $10,000         $10,000
9/30/1991         $10,174         $10,066         $10,363         $10,189         $10,087
12/31/1991        $11,381         $10,910         $10,862         $10,750         $10,202
3/31/1992         $10,804         $10,634         $10,748         $10,618         $10,302
6/30/1992         $10,571         $10,836         $11,165         $10,883         $10,396
9/30/1992         $10,773         $11,177         $11,655         $11,228         $10,476
12/31/1992        $10,953         $11,740         $11,616         $11,455         $10,556
3/31/1993         $11,126         $12,253         $12,051         $11,844         $10,635
6/30/1993         $11,350         $12,313         $12,287         $11,978         $10,714
9/30/1993         $11,720         $12,631         $12,546         $12,221         $10,795
12/31/1993        $11,702         $12,924         $12,565         $12,360         $10,877
3/31/1994         $11,716         $12,434         $12,332         $12,101         $10,965
6/30/1994         $11,520         $12,486         $12,263         $12,117         $11,073
9/30/1994         $11,789         $13,097         $12,358         $12,419         $11,196
12/31/1994        $11,824         $13,094         $12,345         $12,447         $11,345
3/31/1995         $12,192         $14,370         $12,859         $13,175         $11,510
6/30/1995         $12,985         $15,742         $13,459         $13,961         $11,672
9/30/1995         $13,512         $16,994         $13,668         $14,529         $11,830
12/31/1995        $13,805         $18,017         $14,125         $15,112         $11,987
3/31/1996         $13,983         $18,984         $14,028         $15,432         $12,136
6/30/1996         $14,324         $19,836         $14,122         $15,789         $12,288
9/30/1996         $14,649         $20,449         $14,365         $16,133         $12,446
12/31/1996        $15,082         $22,153         $14,697         $16,861         $12,601
3/31/1997         $14,798         $22,747         $14,694         $17,083         $12,763
6/30/1997         $16,087         $26,720         $15,104         $18,510         $12,925
9/30/1997         $16,938         $28,719         $15,491         $19,300         $13,089
12/31/1997        $17,016         $29,543         $15,833         $19,742         $13,258
3/31/1998         $18,016         $33,665         $16,072         $21,013         $13,426
6/30/1998         $18,793         $34,775         $16,370         $21,499         $13,594
9/30/1998         $18,131         $31,315         $17,134         $21,097         $13,758
12/31/1998        $19,941         $37,985         $17,177         $22,960         $13,906
3/31/1999         $20,595         $39,881         $17,131         $23,444         $14,060
6/30/1999         $20,690         $42,697         $17,096         $24,140         $14,217
9/30/1999         $20,754         $40,028         $17,269         $23,691         $14,384
12/31/1999        $22,881         $45,984         $17,260         $25,158         $14,566

$10,000 investment made 8/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The blended index is provided for comparison in each graph, while the S&P 500,
Lehman Intermediate Government, and 90-Day T-Bill indices are provided for comparison in the graph at left. VP Advantage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                    VP Advantage      Blended Index
DATE                  RETURN             RETURN
12/31/1991*           13.81%              7.49%
12/31/1992            -3.76%              6.52%
12/31/1993             6.84%              7.91%
12/31/1994             1.03%              0.69%
12/31/1995            16.75%             21.92%
12/31/1996             9.25%             11.83%
12/31/1997            12.83%             17.47%
12/31/1998            17.19%             15.80%
12/31/1999            14.76%              9.56%

* From 8/1/91 (the fund's inception date) to 12/31/91.

4      1-800-345-6488

VP Advantage--Q&A
--------------------------------------------------------------------------------
[photo of John Sykora, Jim Stowers III, and Bruce Wimberly
Equity team leaders: John Sykora, Jim Stowers III, Bruce Wimberly

[photos of Jeff Houston and John Walsh]
Fixed-income team leaders: Jeff Houston and John Walsh

     Based on interviews with VP Advantage's equity and fixed-income team leaders (pictured above).

HOW DID THE FUND PERFORM IN 1999?

     VP Advantage enjoyed another excellent year. In a volatile period that underscored the value of a diversified investment approach, VP Advantage's domestic portfolio of approximately 40% stocks, 40% bonds, and 20% money market securities posted a solid 14.76% total return.

     This gain, the fund's third straight double-digit year-end return, reflected the blended returns of the fund's three core portfolios. Basically,
U.S. stocks performed very well, bonds struggled, and cash fulfilled its stabilizing role.

     Similarly, VP Advantage's benchmark (a blended index that combines the
S&P 500, the Lehman Intermediate Government Bond Index, and a 90-day
Treasury bill index in the same 40%/40%/20% proportions as the asset mix of the portfolio) returned 9.56%. This reflected the combined returns of the S&P
500, the Lehman index, and the Treasury bill index, which were 21.04%, 0.49%, and 4.74%, respectively.

WHAT CAUSED THE FUND TO OUTPERFORM THE BLENDED INDEX?

     VP Advantage's bond and cash portfolios tracked the Lehman and Treasury bill indices pretty closely, but the stock portfolio significantly outperformed the S&P 500, gaining over 30% (compared with 21% for the index). Growth stocks led the stock market in 1999, and within that realm, technology stocks were the strongest performers, particularly those issued by companies involved with the Internet. VP Advantage's stock portfolio carried a large weighting of technology stocks during the period. Put simply, we were in a lot of the right stocks at the right time.

WHAT WERE SOME OF THE TECHNOLOGY STOCKS THAT PERFORMED WELL FOR THE FUND?

     Just looking at the stock portfolio's top ten holdings at year end (see page 6), you'll find Microsoft (up 68% in 1999), Cisco Systems (up 131%), Texas
Instruments (up 126%), America Online (up 88%), Mannesmann AG (up 27%), and
Oracle (up 289%).

     Oracle was just the third-best-performing stock in the portfolio. The top performer was JDS Uniphase Corporation, which gained 829%. JDS Uniphase provides advanced fiber-optic components and modules to telecommunications and cable television system providers worldwide. VP Advantage owned 1,400 shares of JDS
Uniphase as of year-end 1999.

[right margin]

"VP ADVANTAGE'S STOCK PORTFOLIO CARRIED A LARGE WEIGHTING OF TECHNOLOGY
STOCKS DURING THE PERIOD. PUT SIMPLY, WE WERE IN A LOT OF THE RIGHT STOCKS AT
THE RIGHT TIME."

[pie chart - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF DECEMBER 31, 1999
Common Stocks                 42%
U.S. Treasury Securities      34%
Cash (Repos)                  20%
Mortgage-Backed Securities     3%
U.S. Govt. Agency Securities   1%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF          AS OF
                            12/31/99       6/30/99
COMPUTER SOFTWARE            15.0%          10.3%
ELECTRICAL EQUIPMENT         13.7%           6.9%
DRUGS                        10.7%          13.1%
SEMICONDUCTOR                 8.1%           6.7%
MULTI-INDUSTRY                6.5%           4.6%

Security types are defined on page 17.

                                                www.americancentury.com      5

VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER FACTORS AFFECTED THE PERFORMANCE OF VP ADVANTAGE'S EQUITY PORTFOLIO?

     On the downside, several of the fund's worst performers were pharmaceutical companies, including Schering-Plough (-24%), Pfizer (-22%), and Bristol-Myers
Squibb (-4%). Investor sentiment turned against these companies due to uncertainty surrounding Medicare coverage for prescription drugs and increased earnings power in other sectors of the economy.

     We stayed with these holdings through the year because their fundamentals remained solid. These companies have made significant investments in research and development over the last few years, which should improve future earnings.

     Another negative performer that had a significant impact on fund returns was Coca-Cola Enterprises (-44%). It struggled after foreign economic weakness and a product recall in Europe slowed sales.

WHAT FACTORS AFFECTED THE PERFORMANCE OF VP ADVANTAGE'S BOND AND CASH
PORTFOLIOS?

     Rising interest rates hurt bonds but helped our cash holdings. Higher interest rates caused U.S. bond prices to fall while simultaneously boosting the yields of cash investments, such as the repurchase agreements (repos) that make up most of our cash holdings.

     The declines in the bond portfolio were mitigated somewhat by the fact that we kept the portfolio's duration relatively short--the fixed-income holdings as a whole had a duration of less than four years. Duration is a measure of interest rate sensitivity. A fund with a shorter duration is less sensitive to interest rate changes.

WHAT ARE REPOS?

     Repos are short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back at a specific price and date
(usually within seven days). The fund doesn't own the security; the security serves as collateral for the agreement (the repos in VP Advantage's portfolio are typically collateralized by Treasury securities). We like Treasury-backed repos because they are very liquid and secure, and they respond quickly to rising interest rates.

WHAT'S YOUR OUTLOOK FOR THE U.S. FINANCIAL MARKETS AND VP ADVANTAGE?

     We expect strong U.S. economic growth to continue through the first half of
2000. We think there's a high probability that the Fed will raise short-term interest rates at least once in the first quarter of 2000 in an attempt to reduce inflation pressures. That could slow the stock market somewhat and make conditions difficult for bonds in the near-term; the most likely winners from rising interest rates are cash instruments.

     But if the Federal Reserve can continue to keep inflation under control, future rate hikes should set the stage for favorable long-term bond and stock conditions. We still believe that both bonds and stocks will outperform money market instruments in the long run. So we'll continue to focus on maintaining a diversified, moderate-risk portfolio that provides both income and growth.

[left margin]

TOP TEN STOCK HOLDINGS
                           % OF EQUITY PORTFOLIO
                            AS OF         AS OF
                          12/31/99       6/30/99
MICROSOFT CORP.             6.7%           4.1%
GENERAL ELECTRIC CO.
   (U.S.)                   6.5%           4.6%
CISCO SYSTEMS, INC.         6.2%           5.1%
HOME DEPOT, INC.            4.0%           2.4%
CLEAR CHANNEL
   COMMUNICATIONS,
   INC.                     3.9%           3.0%
TEXAS INSTRUMENTS
   INC.                     3.6%           2.5%
AMERICA ONLINE INC.         3.5%           4.8%
MANNESMANN AG ORD           3.4%           2.1%
AMERICAN
   INTERNATIONAL
   GROUP, INC.              3.3%           3.8%
ORACLE CORP.                3.2%           1.5%

FIXED-INCOME PORTFOLIO
                                           AS OF             AS OF
                                          12/31/99          6/30/99
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY              4.8 YEARS        5.5 YEARS
   DURATION                               3.4 YEARS        3.8 YEARS

PORTFOLIO CREDIT QUALITY                 % OF FIXED-INCOME PORTFOLIO
   AAA                                     100%              100%

Investment terms are defined in the Glossary on pages 17-18. Ratings provided by
Standard & Poor's. See Credit Rating Guidelines on page 16 for more information.

6      1-800-345-6488

VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

DECEMBER 31, 1999

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 41.4%
BANKS -- 0.6%
                    3,000  Wells Fargo & Co.                    $   121,312
                                                                    -----------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.5%
                    1,000  Hewlett-Packard Co.                          113,938
                                                                    -----------
COMPUTER SOFTWARE -- 6.2%
                      600  BMC Software, Inc.(1)                         47,944
                    1,500  Computer Associates
                              International, Inc.                       104,906
                      1,500 International Business Machines
                              Corp.                                     162,000
                    5,200  Microsoft Corp.(1)                           606,938
                    2,600  Oracle Corp.(1)                              291,281
                    2,800  Parametric Technology Corp.(1)                75,688
                    1,200  PeopleSoft, Inc.                              25,538
                      900  Rational Software Corp.(1)                    44,297
                                                                    -----------
                                                                       1,358,592
                                                                    -----------
DEPARTMENT STORES -- 1.2%
                    3,700  Wal-Mart Stores, Inc.                        255,762
                                                                    -----------
DRUGS -- 4.4%
                    1,000  Amgen Inc.(1)                                 60,031
                    3,700  Bristol-Myers Squibb Co.                     237,494
                    6,500  Pfizer, Inc.                                 210,844
                    1,000  Pharmacia & Upjohn Inc.                   45,000
                    3,100  Schering-Plough Corp.                        130,781
                    3,500  Warner-Lambert Co.                           286,781
                                                                    -----------
                                                                         970,931
                                                                    -----------
ELECTRICAL EQUIPMENT -- 5.7%
                    5,200  Cisco Systems Inc.(1)                        556,888
                    1,400  JDS Uniphase Corp.(1)                        225,838
                    2,200  Lucent Technologies Inc.                     164,588
                    1,200  Motorola, Inc.                               176,700
                       400 Nortel Networks Corp. New York
                              Shares                                     40,400
                    1,400  Scientific-Atlanta, Inc.                      77,875
                                                                    -----------
                                                                       1,242,289
                                                                    -----------
FINANCIAL SERVICES -- 0.1%
                      200  American Express Co.                          33,250
                                                                    -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.0%
                    5,000  Coca-Cola Enterprises, Inc.              $   100,625
                    3,100  PepsiCo, Inc.                                109,275
                                                                    -----------
                                                                         209,900
                                                                    -----------
HOME PRODUCTS -- 1.1%
                    2,200  Procter & Gamble Co. (The)               241,038
                                                                    -----------
INDUSTRIAL PARTS -- 0.4%
                    1,400  United Technologies Corp.                     91,000
                                                                    -----------
INFORMATION SERVICES -- 1.5%
                    4,000  First Data Corp.                             197,250
                    2,000  Young & Rubicam Inc.                     141,500
                                                                    -----------
                                                                         338,750
                                                                    -----------
INTERNET -- 1.4%
                    4,200  America Online Inc.(1)                       316,837
                                                                    -----------
MEDIA -- 2.4%
                    2,700  CBS Corp.(1)                                 172,631
                       4,000 Clear Channel Communications,
                              Inc.(1)                                   357,000
                                                                    -----------
                                                                         529,631
                                                                    -----------
MULTI-INDUSTRY -- 2.7%
                    3,800  General Electric Co. (U.S.)                  588,050
                                                                    -----------
MEDICAL PRODUCTS & SUPPLIES -- 1.7%
                    4,300  Guidant Corp.(1)                             202,100
                    4,400  Medtronic, Inc.                              160,325
                                                                    -----------
                                                                         362,425
                                                                    -----------
PROPERTY AND
CASUALTY INSURANCE -- 1.4%
                    2,730  American International Group, Inc.           295,181
                                                                    -----------
RESTAURANTS -- 0.3%
                    1,500  McDonald's Corp.                              60,469
                                                                    -----------
SEMICONDUCTOR -- 3.4%
                    1,500  Intel Corp.                                  123,422
                    1,000  Linear Technology Corp.                       71,562
                    1,000  Maxim Integrated Products, Inc.(1)            47,156
                    3,400  Texas Instruments Inc.                       329,375
                    3,600  Xilinx, Inc.(1)                              163,688
                                                                    -----------
                                                                         735,203
                                                                    -----------
SPECIALTY STORES -- 1.9%
                    1,500  CVS Corp.                                     59,906
                    5,250  Home Depot, Inc.                             359,953
                                                                    -----------
                                                                         419,859
                                                                    -----------

See Notes to Financial Statements                www.americancentury.com      7

VP Advantage--Schedule of Investments A
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
TELEPHONE -- 1.1%
                    1,000  Bell Atlantic Corp.                      $    61,562
                    1,200  GTE Corp.                                     84,675
                    1,300  Sprint Corp.                                  87,506
                                                                    -----------
                                                                         233,743
                                                                    -----------
WIRELESS TELECOMMUNICATIONS -- 2.4%
                    2,000  ALLTEL Corp.                                 165,375
                    1,260  Mannesmann AG ORD                            306,856
                    1,250  Vodafone AirTouch PLC ADR                     61,875
                                                                    -----------
                                                                         534,106
                                                                    -----------
TOTAL COMMON STOCKS                                                   9,052,266
                                                                    -----------
   (Cost $5,655,314)

U.S. TREASURY SECURITIES -- 34.4%
               $1,000,000  U.S. Treasury Notes, 7.75%,
                              1/31/00                                 1,001,874
                1,000,000  U.S. Treasury Notes, 5.75%,
                              10/31/00                                  997,367
                  150,000  U.S. Treasury Notes, 5.50%,
                              12/31/00                                  149,131
                  300,000  U.S. Treasury Notes, 6.25%,
                              1/31/02                                   299,981
                1,200,000  U.S. Treasury Notes, 6.50%,
                              5/31/02                                 1,206,253
                1,000,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                                1,057,730
                1,500,000  U.S. Treasury Notes, 6.50%,
                              8/15/05                                 1,500,556
                  800,000  U.S. Treasury Notes, 6.50%,
                              10/15/06                                  798,167
                  400,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                   495,680
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES                                        7,506,739
                                                                    -----------
   (Cost $7,684,345)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 1.1%
               $  250,000  FNMA MTN, 5.54%, 2/5/04                  $   236,603
                                                                    -----------
   (Cost $250,000)

MORTGAGE-BACKED SECURITIES(2) -- 3.4%
                  428,207  FNMA Pool #426431, 6.50%,
                              6/1/13                                    416,167
                  194,206  FNMA Pool #454947, 6.00%,
                              12/1/28                                   177,966
                  156,700  GNMA Pool #780412, 7.50%,
                              8/15/26                                   155,322
                                                                    -----------
TOTAL MORTGAGE-BACKED SECURITIES                                        749,455
                                                                    -----------
   (Cost $783,469)

TEMPORARY CASH INVESTMENTS -- 19.7%
    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 3.00%, dated 12/31/99,
       due 1/3/00 (Delivery value $1,100,275)                         1,100,000
    Repurchase Agreement, Merrill Lynch &
       Co., Inc., (U.S. Treasury obligations), in a joint
       trading account at 3.00%, dated 12/31/99,
       due 1/3/00 (Delivery value $1,100,275)                         1,100,000
    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a
       joint trading account at 2.50%, dated
       12/31/99, due 1/3/00 (Delivery value
       $1,000,208)                                                    1,000,000
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $1,100,302)                         1,100,000
                                                                    -----------
TOTAL TEMPORARY CASH INVESTMENTS                                      4,300,000
                                                                    -----------
   (Cost $4,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $21,845,063
                                                                    ===========
   (Cost $18,673,128)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2)  Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

8      1-800-345-6488                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $18,673,128) (Note 3) .................       $ 21,845,063
Cash ........................................................             62,944
Dividends and interest receivable ...........................            134,916
                                                                    ------------
                                                                      22,042,923
                                                                    ------------

LIABILITIES
Accrued management fees (Note 2) ............................             19,100
Payable for directors' fees and expenses ....................                 12
                                                                    ------------
                                                                          19,112
                                                                    ------------
Net Assets ..................................................       $ 22,023,811
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................        200,000,000
                                                                    ============
Outstanding .................................................          3,058,026
                                                                    ============

Net Asset Value Per Share ...................................       $       7.20
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................       $ 14,673,984
Undistributed net investment income .........................            578,354
Accumulated undistributed net
  realized gain on investment and
  foreign currency transactions .............................          3,599,538
Net unrealized appreciation on
  investments and translation of
  assets and liabilities in foreign
  currencies (Note 3) .......................................          3,171,935
                                                                    ------------
                                                                    $ 22,023,811
                                                                    ============

See Notes to Financial Statements                www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Income:
Interest ........................................................   $   762,982
Dividends .......................................................        49,051
                                                                    -----------
                                                                        812,033
                                                                    -----------

Expenses (Note 2):
Management fees .................................................       234,148
Directors' fees and expenses ....................................           195
                                                                    -----------
                                                                        234,343
                                                                    -----------
Net investment income ...........................................       577,690
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
  Net realized gain on:
  Investments ...................................................     3,626,362
  Foreign currency transactions .................................         2,260
                                                                    -----------
                                                                      3,628,622
                                                                    -----------

Change in net unrealized
  appreciation on:
  Investments ...................................................    (1,010,494)
                                                                    -----------

Net realized and unrealized
  gain on investments ...........................................     2,618,128
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .....................................   $ 3,195,818
                                                                    ===========

10      1-800-345-6488                       See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

Increase (Decrease) in Net Assets                      1999             1998

OPERATIONS
Net investment income ........................    $    577,690     $    694,092
Net realized gain on investments
  and foreign currency transactions ..........       3,628,622        1,680,064
Change in net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currencies .........................      (1,010,494)       1,644,573
                                                  ------------     ------------
Net increase in net assets
  resulting from operations ..................       3,195,818        4,018,729
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................        (689,104)        (550,641)
From net realized gains on
  investment transactions ....................      (1,635,767)      (2,071,936)
                                                  ------------     ------------
Decrease in net assets
  from distributions .........................      (2,324,871)      (2,622,577)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................       1,536,176        1,310,979
Proceeds from reinvestment
  of distributions ...........................       2,324,871        2,622,577
Payments for shares redeemed .................      (9,016,653)      (4,265,031)
                                                  ------------     ------------
Net decrease in net assets from
  capital share transactions .................      (5,155,606)        (331,475)
                                                  ------------     ------------
Net increase (decrease) in
  net assets .................................      (4,284,659)       1,064,677

NET ASSETS
Beginning of period ..........................      26,308,470       25,243,793
                                                  ------------     ------------
End of period ................................    $ 22,023,811     $ 26,308,470
                                                  ============     ============
Undistributed net investment income ..........    $    578,354     $    691,174
                                                  ============     ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................         230,842          203,590
Issued in reinvestment of distributions ......         362,129          423,680
Redeemed .....................................      (1,326,974)        (657,844)
                                                  ------------     ------------
Net decrease .................................        (734,003)         (30,574)
                                                  ============     ============

See Notes to Financial Statements                www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Advantage Fund, (the fund)
is one of the six series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is current income and capital growth. The fund seeks to achieve its investment objective by investing approximately 20% of the fund's assets in cash or cash equivalents,
40% in fixed income securities and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ending December 31, 1999, totaled $9,777,511, including purchases of
U.S. Treasury and Agency obligations totaling $856,305. Sales of investment securities, excluding short-term investments, totaled $15,143,304, including sales of U.S. Treasury and Agency obligations totaling $2,013,875.

    As of December 31, 1999, accumulated net unrealized appreciation was
$3,160,877, based on the aggregate cost of investments for federal income tax purposes of $18,684,186, which consisted of unrealized appreciation of
$3,545,924 and unrealized depreciation of $385,047.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

                                                www.americancentury.com      13

VP Advantage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                              1999          1998          1997          1996          1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $     6.94    $     6.60    $     6.29    $     6.19    $     5.48
                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ................        0.21          0.19          0.19          0.20          0.20
  Net Realized and Unrealized Gain
  on Investment Transactions ...........        0.73          0.86          0.56          0.34          0.71
                                          ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations .....        0.94          1.05          0.75          0.54          0.91
                                          ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ...........       (0.20)        (0.15)        (0.10)        (0.15)        (0.20)
  From Net Realized Gains on
  Investment Transactions ..............       (0.48)        (0.56)        (0.34)        (0.29)         --
                                          ----------    ----------    ----------    ----------    ----------
  Total Distributions ..................       (0.68)        (0.71)        (0.44)        (0.44)        (0.20)
                                          ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .........  $     7.20    $     6.94    $     6.60    $     6.29    $     6.19
                                          ==========    ==========    ==========    ==========    ==========
  Total Return(1) ......................       14.76%        17.19%        12.83%         9.25%        16.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................        1.00%         1.00%         0.99%         0.98%         0.95%
Ratio of Net Investment Income
  to Average Net Assets ................        2.47%         2.74%         2.85%         3.10%         3.32%
Portfolio Turnover Rate ................          52%           82%           69%           80%           99%
Net Assets, End of Period
  (in thousands) .......................  $   22,024    $   26,308    $   25,244    $   25,230    $   24,037

(1)  Total return assumes reinvestment of dividends and capital gains distributions, if any.

14      1-800-345-6488                       See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Advantage Fund (the
"Fund") (formerly known as American Century VP Advantage), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31,
1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP Advantage Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

                                                www.americancentury.com      15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions, the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less, and the remaining 40% in the stocks of firms considered by management to have better-than-average prospects for appreciation.

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages regardless of short-term market activity.
Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities may significantly limit the potential for gain.
Of course, this means the fund also may experience more/greater losses in market downturns.

     For the equity portfolio, the management team seeks to own successful companies, which we define as those with growing earnings and revenues.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team rather than one "star"
manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund.
Accordingly, 40% of the index is represented by the Lehman Intermediate
Government Bond Index, another 40% is represented by the S&P 500, and the remaining 20% is represented by a 90-day Treasury bill index.

     The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded large-capitalization U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's
Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-
grade" securities, meaning they are relatively safe from default.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

   Equity Portfolio
       JIM STOWERS III
       JOHN SYKORA
       BRUCE WIMBERLY

   Fixed-Income Portfolio
       JEFF HOUSTON
       JOHN WALSH

16      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* CASH (REPOS) -- repurchase agreements (repos) are short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security;
instead, the security serves as collateral for the agreement.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S.
government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are
representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
between $2.2 billion and $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results.
For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 14.

                                                www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

18      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0002                                        Funds Distributor, Inc., Distributor
SH-ANN-19620                       (c)2000 American Century Services Corporation

[front cover]

DECEMBER 31, 1999

AMERICAN CENTURY(reg.sm)
VARIABLE PORTFOLIOS
ANNUAL REPORT

[graphic of runners]

VP Income & Growth

[american century logo (reg.sm)]
American
Century

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP INCOME & GROWTH
---------------------------------------

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Equity investors were well rewarded in 1999, as they have been throughout the 1990s. Many public companies in the U.S. posted strong profit growth, enabling the stock market to put together another year of spectacular returns.
The year was also notable for heightened market volatility, especially in the last six months.

     Although fund investors have benefited from exceptional stock returns over the past several years, we wish to stress that these results are unprecedented and not indefinitely sustainable. It is important to remember that market corrections are an inevitable, even necessary part of the investment process.
For that reason, it is prudent to maintain reasonable expectations for your fund's future performance.

     Turning to corporate matters, we are constantly looking for ways to lower the costs of trading securities and generate better returns for shareholders. To that end, we have made strategic investments in several companies that allow buyers and sellers of securities to connect directly, efficiently, and anonymously. Today, more than one-third of our equity trades are executed over alternative trading networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to announce that American Century has been named by
Fortune magazine as one of its "100 Best Companies to Work For." In addition, American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR, Inc., an independent financial services research firm.

     We do not take this recognition lightly--acknowledgements like these enable us to recruit talented and dedicated people, from service representatives to investment professionals. This "intellectual capital" is our most valuable resource and an essential one in our effort to provide you with excellent investment management and service.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

[right margin]

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP INCOME & GROWTH

   Top Five Overweights and
      Underweights .........................................................   7
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  13
   Statement of Operations .................................................  14
   Statements of Changes
      in Net Assets ........................................................  15
   Notes to Financial
      Statements ...........................................................  16
   Financial Highlights ....................................................  18
   Independent Auditors'
      Report ...............................................................  19
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  20
      Comparative Indices ..................................................  20
      Investment Team
         Leaders ...........................................................  20
   Glossary ................................................................  21

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   The U.S. stock market had another spectacular year in 1999, capping one of the best decades in its history.

*   All of the major stock indexes posted double-digit returns for the year despite a modest decline during the summer.

*   Technology stocks outperformed the rest of the market by a wide margin.

*   Led by the technology sector, small- and mid-cap stocks rebounded after a dismal 1998.

*   Value stocks--those considered to be attractively valued relative to their earnings growth--were left behind as investors focused on growth-oriented shares.

MANAGEMENT Q&A

*   VP Income & Growth performed well in 1999 but trailed its benchmark index, the S&P 500.

*   The fund's underperformance compared with the S&P 500 occurred during the first quarter of the year, when just a handful of companies were responsible for the index's performance.

*   We shifted to an "industry-neutral" approach relative to the
    S&P500, focusing more on specific stock selection within each industry.

*   Stock selection among semiconductor and basic materials stocks enhanced performance, as did selected underweights among consumer products shares.

*   Banking and pharmaceutical stock selection had the biggest negative impact on fund performance.

[left margin]

                 VP INCOME & GROWTH
       TOTAL RETURNS:            AS OF 12/31/99
          6 Months                        7.53%*
          1 Year                         18.02%
       INCEPTION DATE:                 10/30/97
       NET ASSETS:               $459.1 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.

2      1-800-345-6488

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

 A SPECTACULAR DECADE

     The U.S. stock market continued to roll in 1999, capping one of the best decades in its history. Despite some stumbles along the way, the major stock indexes posted double-digit returns for the year (see the table at right).

     How phenomenal were equity returns in the 1990s? The S&P 500 index soared by 433% during the decade--one of the best 10-year periods in the index's history--and achieved two unprecedented feats: nine consecutive years of positive returns, and five straight years with returns of 20% or more.

SUMMER HIATUS

     Stocks did not enjoy a smooth ride to their ultimate destination (see the graph at right). Small-cap stocks swooned early in the year, dropping 10% in
January and February while large-cap stocks eked out a slight gain.

     The market also ran into a rough patch during the summer months. Concerns about inflation, rising interest rates, and historically high stock valuations led to a modest downturn punctuated by convulsions of volatility.

     However, stocks roared back in the fourth quarter as investors regained confidence in the health of the U.S. economy. Most of the year's gains in the major stock indexes occurred in the last three months of the year.

TECHNOLOGY RULED

     In 1998, the mantra in the U.S. stock market was "bigger is better"--investors favored the shares of large, well-known companies that they could buy or sell at a moment's notice.

     In 1999, the refrain became "technology is the future"--investors embraced the potential of electronic commerce and bid up the stock prices of
"dot-coms" and other Internet- and computer-related companies.

     As a result, the technology sector outperformed the rest of the market by a wide margin. The Nasdaq Composite Index, which is dominated by technology stocks, returned more than 85% in 1999--including 50% in the fourth quarter alone--and the S&P 500's return would have been less than 5% without the contributions of the technology shares in the index.

     The popularity of technology stocks extended to companies of all sizes, which helped boost the performance of some small- and mid-cap stocks that had been ignored in 1998.

SHUNNING TRADITIONAL VALUES

     Value stocks--those considered to be attractively valued relative to their earnings growth--were left out in the cold. Most value stocks tend to be traditional bricks-and-mortar businesses, and they simply couldn't compete with the excitement generated by technology shares.

     But many of these stocks appear to be remarkable bargains when compared with the high valuations of most technology and growth-oriented stocks. It may still take a while, however, for investors to recognize and appreciate this value.

[right margin][

"INVESTORS EMBRACED THE POTENTIAL OF ELECTRONIC COMMERCE AND BID UP THE
STOCK PRICES OF 'DOT-COMS' AND OTHER INTERNET- AND COMPUTER-RELATED
COMPANIES."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1999
   S&P 500                 21.04%
   S&P MIDCAP 400          14.72%
   S&P SMALLCAP 600        12.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1999
Value on 12/31/99
S&P 500             $1.21
S&P MidCap 400      $1.15
S&P SmallCap 600    $1.12

               S&P 500      S&P MidCap 400   S&P SmallCap 600
12/31/98         $1.00                $1.00                $1.00
1/31/99          $1.04                $0.96                $0.99
2/28/99          $1.01                $0.91                $0.90
3/31/99          $1.05                $0.94                $0.91
4/30/99          $1.09                $1.01                $0.97
5/31/99          $1.06                $1.01                $0.99
6/30/99          $1.12                $1.07                $1.05
7/31/99          $1.09                $1.05                $1.04
8/31/99          $1.08                $1.01                $1.00
9/30/99          $1.05                $0.98                $1.00
10/31/99         $1.12                $1.03                $1.00
11/30/99         $1.14                $1.08                $1.04
12/31/99         $1.21                $1.15                $1.12

Source: Lipper Inc.

                                                www.americancentury.com      3

VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1999

                            VP INCOME & GROWTH          S&P 500
================================================================================
6 MONTHS(1)                         7.53%                       7.69%
1 YEAR                             18.02%                      21.04%
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                       24.69%                      26.88%

The fund's inception date was 10/30/97.

(1)  Returns for periods less than one year are not annualized.

See pages 20-21 for information about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/99
S&P 500                $16,565
VP Income & Growth     $16,044

                   VP Income & Growth       S&P 500
DATE                    VALUE                      VALUE
10/30/97               $10,000                    $10,000
11/30/97               $10,477                    $10,463
12/31/97               $10,716                    $10,643
1/31/98                $10,736                    $10,761
2/28/98                $11,691                    $11,537
3/31/98                $12,329                    $12,128
4/30/98                $12,368                    $12,250
5/31/98                $12,169                    $12,039
6/30/98                $12,588                    $12,528
7/31/98                $12,408                    $12,394
8/31/98                $10,573                    $10,604
9/30/98                $11,171                    $11,281
10/31/98               $12,108                    $12,199
11/30/98               $12,827                    $12,940
12/31/98               $13,594                    $13,685
1/31/99                $14,054                    $14,257
2/28/99                $13,473                    $13,814
3/31/99                $13,856                    $14,366
4/30/99                $14,358                    $14,922
5/31/99                $14,077                    $14,570
6/30/99                $14,918                    $15,380
7/31/99                $14,578                    $14,899
8/31/99                $14,498                    $14,826
9/30/99                $14,097                    $14,420
10/31/99               $14,879                    $15,332
11/30/99               $15,139                    $15,647
12/31/99               $16,044                    $16,565

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 is provided for comparison. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

             VP Income & Growth        S&P 500
DATE               RETURN                     RETURN
12/31/97*           7.80%                      7.71%
12/31/98           26.87%                     28.58%
12/31/99           18.02%                     21.04%

* From 10/30/97 (the fund's inception date) to 12/31/97.

4      1-800-345-6488

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
[photos of John Schniedwind and Kurt Borgwardt]

     An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM  IN 1999?

     The fund performed well, reflecting the favorable environment for stocks, but it fell short of its benchmark, the S&P 500. VP Income & Growth's
1999 total return was 18.02%, while the S&P 500 returned 21.04%. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE  S&P 500?

     When we look at the performance of VP Income & Growth in 1999, we break the year into two periods. The fund underperformed the S&P 500 in the first quarter, when just a handful of companies were leading the index higher. The fund was underweight many of those stocks because they were trading at what we felt were extremely high prices in relation to their earnings or book values.

     Since then, the fund's relative performance has been much better. Part of the reason is that the stock market's rally has broadened to include a wider variety of companies, including many of the fund's holdings. But another important factor was some adjustments we made to the computer models that help us make investment decisions.

WHAT MODIFICATIONS DID YOU MAKE?

     First, it's important to put these changes in context. The foundations of our investment process--using quantitative models to select stocks and limit our overall risk relative to the S&P 500--remain in place.

     With that in mind, the most important modification was to shift to an
"industry-neutral" approach. In the past, one of our strategies was to over- and underweight various industries relative to the S&P 500, based on the recommendations of our stock-picking model. For example, throughout 1998 the fund held a larger percentage of financial stocks than the S&P 500.

     However, we found that, when looking over the life of the fund, these industry "bets" weren't contributing significantly to outperformance.
What they were contributing was a great deal of volatility to the fund's returns compared with the S&P 500. This became especially noticeable in the last half of 1998 and the first quarter of 1999, when VP Income & Growth's return lagged well behind that of the index.

     So we've brought the fund's industry weightings closer to those of the
S&P 500. Instead, we're focusing more closely on a large number of small, measured bets on the stocks of individual companies. We believe that this is what our investment process does best.

HOW HAS THIS NEW APPROACH WORKED?

     It's only been in place since April, so it's hard to draw any meaningful conclusions from such a short time frame. However, the fund beat the S&P 500

[right margin]

"THE FUND PERFORMED WELL, REFLECTING THE FAVORABLE ENVIRONMENT FOR STOCKS,
BUT IT FELL SHORT OF THE S&P 500."

PORTFOLIO AT A GLANCE
                          12/31/99     12/31/98
NO. OF COMPANIES            279          267
MEDIAN P/E RATIO           23.5         20.6
PORTFOLIO TURNOVER          50%          55%

Investment terms are defined in the Glossary on pages 21-22.

                                                www.americancentury.com      5

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

during the last nine months of the year--a 15.77% return vs. 15.29% for the index--and it tracked the index's performance much better from month to month.

LET'S TALK ABOUT SOME OF YOUR SPECIFIC STOCK PICKS. WHAT WORKED WELL IN 1999?

     Technology stocks were the market leaders, and there were plenty of opportunities to pick winners in that sector of the market.

     Early in the year, the fund benefited from key overweights among computer manufacturers, including Hewlett-Packard, which was a top ten holding at mid-year, and Apple. HP reported strong profit growth from sales of its printers and imaging equipment, while Apple found success with the introduction of the
iMac.

     In the last six months, the fund's semiconductor stocks, such as Applied
Materials and Lam Research, were strong performers. Both of these stocks surged when demand for computer microchips rebounded in the last half of the year.
Applied Materials rose by more than 75% in the last six months of 1999, while
Lam was up more than 150%.

     We also maintained solid weightings in many of the bigger tech stocks, like
Microsoft, the fund's top holding and the largest stock in the S&P 500.
Microsoft returned 70% in 1999 despite anti-trust litigation against the company.

WERE THERE ANY MISSTEPS IN THE TECHNOLOGY SECTOR?

     Just as some of our overweights enhanced performance, several of our tech underweights detracted from fund performance.

     We were underweight some of the larger computer network companies, like Sun
Microsystems and Cisco Systems. Our models indicated that both of these stocks were very expensive, with extremely high price/earnings ratios. Nonetheless, they both posted triple-digit returns in 1999.

     We also limited our exposure to Internet stocks, which generally had strong returns despite some extreme volatility during the year.

HOW DID THE FUND FARE IN OTHER SECTORS OF THE MARKET?

     Our models found some value in the basic materials sector, which includes companies that extract or make products from natural resources. The global economic recovery in 1999 helped increase demand for commodities, and that boosted profit margins for many basic materials companies.

     VP Income & Growth got excellent performance from several fund overweights in this area, including Phelps Dodge, a mining company; Dow
Chemical; and two forest products companies, Weyerhaeuser and Georgia Pacific.

     One overweight that did well in a difficult industry was Morgan Stanley
Dean Witter, a top ten holding. Although many financial stocks were punished because of rising interest rates, Morgan Stanley maintained strong profits through growth in its fee-based underwriting and mergers-and-acquisitions business, which is not directly tied to the interest rate environment.

YOU'VE TALKED A LOT ABOUT THE SUCCESS OF YOUR OVERWEIGHTS IN CERTAIN STOCKS.
WHAT ABOUT UNDERWEIGHTS?

     One of our best underweights throughout the year was the Coca-Cola Company.
Coke had a huge run-up in 1997 and 1998, and we felt that it was priced much too high relative to its earnings growth. So we sold virtually all of our Coke holdings prior to the start of this year.

[left margin]

"ONE THING WE DO EXPECT TO SEE IN THE COMING YEAR IS A CONTINUATION OF
THE DAY-TO-DAY VOLATILITY THAT'S BECOME A REGULAR OCCURRENCE IN THE PAST
COUPLE OF YEARS."

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                    AS OF           AS OF
                                  12/31/99         6/30/99
MICROSOFT CORP.                     4.8%            3.8%
GENERAL ELECTRIC CO.
     (U.S.)                         3.2%            2.6%
CISCO SYSTEMS INC.                  2.5%            1.4%
WAL-MART STORES, INC.               2.4%            2.1%
MORGAN STANLEY
     DEAN WITTER & CO.          1.8%            1.3%
CHASE MANHATTAN
     CORP.                          1.7%            2.3%
LUCENT TECHNOLOGIES
     INC.                           1.6%            1.6%
CITIGROUP INC.                      1.5%            0.9%
AT&T CORP.                      1.5%            1.7%
SBC COMMUNICATIONS
     INC.                           1.4%            1.1%

6          1-800-345-6488

VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Global demand for Coke's products weakened in 1999, and a product recall and lawsuit in Belgium negatively affected its stock price. Coke finished the year down about 15%.

SOUNDS LIKE WE'VE COVERED A LOT OF THE GOOD NEWS IN THE PORTFOLIO. WHAT HURT VP
INCOME & GROWTH'S PERFORMANCE IN 1999?

     The banking sector was one area that contributed negatively to fund performance. Several of our overweights among bank stocks performed very poorly.
For example, shares of Bank One suffered sizable losses after the company announced an earnings shortfall in the third quarter. Greater competition in their credit-card business led to lower credit-card interest rates and narrower profit margins. Bank One's stock price fell by more than 30% in 1999.

     For part of the year, we were also overweight several big drug stocks, like
Pfizer and American Home Products. The larger pharmaceutical companies produce steady profits regardless of the economic environment, so their stocks tend to perform best when the economy slows down. But with the economy in high gear throughout the year, these stocks struggled.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 2000?

     The 1990s were an incredible period for equity investors, and it's hard to imagine that stocks will produce the same kind of returns in the next decade.

     But the conditions that produced these stellar equity returns are still in place. Corporate earnings are expected to grow at a healthy pace in 2000, inflation remains modest, and the U.S. economic juggernaut keeps rolling along--the current economic expansion, which will begin its tenth year in
February, is the longest in U.S. history. These are all positive factors for the stock market.

     One thing we do expect to see in the coming year is a continuation of the day-to-day volatility that's become a regular occurrence in the past couple of years. When a bull market lasts this long, investors tend to get a little jumpy and react to any news--good or bad--in a swift and dramatic fashion. We'll probably see more of this behavior going forward.

WHAT ARE YOUR PLANS FOR VP INCOME & GROWTH IN THE COMING MONTHS?

     Our overall strategy won't change. We plan to keep the fund fully invested in U.S. stocks, using our quantitative computer models to help us select what we believe are the most attractive companies in each industry.

     We think small-cap stocks look promising going into this year. Small-caps were left out of the rally in 1998, but they began to turn around in 1999, and we wouldn't be surprised to see them continue to perform well in 2000.

     We also favor value stocks, which are those considered to be undervalued based on their earnings growth. VP Income & Growth continues to have more of a value tilt than the S&P 500, and we think that may be a benefit in the coming year as investors begin to recognize the bargains available in these stocks.

[right margin]

"WE'RE FOCUSING MORE CLOSELY ON A LARGE NUMBER OF SMALL, MEASURED BETS ON
THE STOCKS OF INDIVIDUAL COMPANIES. WE BELIEVE THAT THIS IS WHAT OUR INVESTMENT
PROCESS DOES BEST."

5 LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                               % OF              % OF
                              FUND'S            S&P
                              STOCKS              500
CHASE MANHATTAN
   CORP.                      1.77%              0.52%
MORGAN STANLEY
   DEAN WITTER & CO.      1.85%              0.65%
KERR-MCGEE CORP.              1.20%              0.04%
MARSH & MCLENNAN
   COMPANIES, INC.            1.27%              0.21%
ADAPTEC, INC.                 0.83%              0.04%

5 LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 12/31/99)
                               % OF              % OF
                              FUND'S            S&P
                              STOCKS              500
AMERICAN
   INTERNATIONAL
   GROUP, INC.                0.14%              1.36%
COCA-COLA CO.                 0.01%              1.17%
EXXON MOBIL CORP.             1.33%              2.26%
INTEL CORP.                   1.35%              2.23%
GENERAL ELECTRIC CO.          3.38%              4.12%

                                                www.americancentury.com      7

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.0%
AIRLINES -- 0.1%
                    3,700  AMR Corp.(1)                            $    247,900
                    4,200  Delta Air Lines Inc.                         209,212
                                                                   ------------
                                                                         457,112
                                                                   ------------
ALCOHOL -- 0.3%
                   22,400  Anheuser-Busch Companies, Inc.             1,587,600
                                                                   ------------
APPAREL & TEXTILES -- 0.1%
                    1,800  Liz Claiborne, Inc.                           67,725
                   17,900  Sara Lee Corp.                               394,919
                                                                   ------------
                                                                         462,644
                                                                   ------------
BANKS -- 6.1%
                   60,300  AmSouth Bancorporation                     1,164,544
                   31,400  Banc One Corp.                             1,006,762
                  111,900  Bank of America Corp.                      5,615,981
                   99,200  Chase Manhattan Corp.                      7,706,600
                  125,500  Citigroup Inc.                             6,973,094
                    8,800  Cullen/Frost Bankers, Inc.                   226,600
                   15,000  First Union Corp.                            492,188
                   30,300  Fleet Boston Financial Corp.               1,054,819
                   11,100  KeyCorp                                      245,588
                      400  North Fork Bancorporation, Inc.                7,000
                    6,800  Pacific Century Financial Corp.              127,075
                    8,000  PNC Bank Corp.                               356,000
                    4,000  Republic New York Corp.                      288,000
                   36,000  UnionBanCal Corp.                          1,419,750
                   28,700  Wells Fargo & Co.                      1,160,556
                                                                   ------------
                                                                      27,844,557
                                                                   ------------
CHEMICALS -- 3.0%
                   16,200  Dexter Corp. (The)                           643,950
                   33,300  Dow Chemical Co.                           4,449,712
                   10,700  Engelhard Corp.                              201,962
                    9,581  Illinois Tool Works Inc.                     647,316
                   84,200  Kerr-McGee Corp.                           5,220,400
                   23,900  Minnesota Mining &
                              Manufacturing Co.                       2,339,212
                   21,800  Sherwin-Williams Co.                         457,800
                                                                   ------------
                                                                      13,960,352
                                                                   ------------
CLOTHING STORES -- 0.3%
                   18,700  Abercrombie & Fitch Co.
                              Cl A(1)                                   499,056
                    1,600  AnnTaylor Stores Corp.(1)                     55,100
                   23,500  Ross Stores, Inc.                            424,469
                    9,800  TJX Companies, Inc. (The)                    200,288
                   14,300  Tommy Hilfiger Corp.(1)                      333,369
                                                                   ------------
                                                                       1,512,282
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 5.1%
                   72,300  Adaptec, Inc.(1)                        $  3,603,703
                   24,700  Apple Computer, Inc.(1)                    2,538,697
                   69,100  Dell Computer Corp.(1)                     3,521,941
                    2,600  Diebold, Inc.                                 61,100
                   22,300  Electronics for Imaging, Inc.(1)           1,307,338
                   24,900  EMC Corp. (Mass.)(1)                       2,720,325
                    2,400  Gateway Inc.(1)                              172,950
                   41,900  Hewlett-Packard Co.                        4,773,981
                   30,000  Pitney Bowes Inc.                          1,449,375
                   44,200  Sun Microsystems, Inc.(1)                  3,421,356
                                                                   ------------
                                                                      23,570,766
                                                                   ------------
COMPUTER SOFTWARE -- 8.5%
                   17,500  Adobe Systems Inc.                         1,176,875
                   14,600  Computer Associates
                              International, Inc.                     1,021,088
                   28,700  Compuware Corp.(1)                         1,068,178
                    9,400  Comverse Technology, Inc.(1)               1,360,356
                   54,100  International Business Machines
                              Corp.                                   5,842,800
                  187,400  Microsoft Corp.(1)                        21,873,094
                    8,200  NCR Corp.(1)                                 310,575
                   17,200  Novell, Inc.(1)                              686,388
                   42,300  Oracle Corp.(1)                            4,738,922
                   27,600  Unisys Corp.(1)                              881,475
                                                                   ------------
                                                                      38,959,751
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                   14,900  Armstrong World Industries, Inc.             497,288
                    2,900  Pulte Corp.                                   65,250
                    6,800  USG Corp.                                    320,450
                                                                   ------------
                                                                         882,988
                                                                   ------------
CONSUMER DURABLES -- 0.2%
                   14,200  Whirlpool Corp.                              923,888
                                                                   ------------
DEFENSE/AEROSPACE -- 0.8%
                   40,800  Boeing Co.                                 1,695,750
                   12,500  General Dynamics Corp.                       659,375
                    2,800  Goodrich (B.F.) Company (The)                 77,000
                   20,000  Northrop Grumman Corp.                     1,081,250
                                                                   ------------
                                                                       3,513,375
                                                                   ------------
DEPARTMENT STORES -- 3.3%
                    1,000  Costco Companies, Inc.(1)                     91,219
                    1,800  Dayton Hudson Corp.                          132,188
                       32,500 Federated Department Stores,
                              Inc.(1)                                 1,643,281
                   11,000  Penney (J.C.) Company, Inc.                  219,312

8      1-800-345-6488                         See Notes to Financial Statements

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   64,900  Sears, Roebuck & Co.                $  1,975,394
                  157,700  Wal-Mart Stores, Inc.                     10,901,012
                                                                   ------------
                                                                      14,962,406
                                                                   ------------
DRUGS -- 5.9%
                    3,100  American Home Products Corp.                 122,256
                   22,400  Amgen Inc.(1)                              1,344,700
                   16,900  Andrx Corp.(1)                               711,384
                    7,300  Bergen Brunswig Corp. Cl A                    60,681
                   15,200  Biogen, Inc.(1)                            1,283,925
                   65,400  Bristol-Myers Squibb Co.                   4,197,862
                    8,600  Forest Laboratories, Inc.(1)                 528,362
                      300  Genentech, Inc.(1)                            40,350
                    4,700  Herbalife International, Inc. Cl A            66,681
                   28,100  Lilly (Eli) & Co.                      1,868,650
                   75,700  Merck & Co., Inc.                      5,076,631
                  184,500  Pfizer, Inc.                               5,984,719
                   44,200  Pharmacia & Upjohn Inc.                1,989,000
                   62,600  Schering-Plough Corp.                      2,640,938
                   13,600  Warner-Lambert Co.                         1,114,350
                                                                   ------------
                                                                      27,030,489
                                                                   ------------
ELECTRICAL EQUIPMENT -- 6.8%
                   13,500  3Com Corp.(1)                                634,078
                    1,200  AVX Technology                                59,925
                  108,800  Cisco Systems Inc.(1)                     11,651,800
                   10,100  Corning Inc.                               1,302,269
                    3,600  KLA-Tencor Corporation(1)                    400,838
                   95,600  Lucent Technologies Inc.                   7,152,075
                   23,700  Motorola, Inc.                             3,489,825
                   39,300  Nortel Networks Corp. New
                              York Shares                             3,969,300
                   14,900  Scientific-Atlanta, Inc.                     828,812
                    1,200  Solectron Corp.(1)                           114,150
                   21,300  Tellabs, Inc.(1)                           1,366,528
                    2,100  Xircom, Inc.(1)                              157,500
                                                                   ------------
                                                                      31,127,100
                                                                   ------------
ELECTRICAL UTILITIES -- 2.1%
                   25,700  Ameren Corp.                                 841,675
                    2,125  Conectiv, Inc. Cl A                           62,953
                   19,000  Constellation Energy Group                   551,000
                   23,600  DTE Energy Company                           740,450
                   14,600  Duke Energy Corp.                            731,825
                   33,500  GPU Inc.                                   1,002,906
                   30,100  Minnesota Power & Light Co.              509,819
                   39,300  Public Service Enterprise Group
                              Inc.                                    1,368,131
                    5,700  Reliant Energy, Inc.                         130,388
                   70,700  Sempra Energy                              1,228,412
                   35,700  Texas Utilities Co.                        1,269,581
                   64,600  Utilicorp United Inc.                      1,255,662
                                                                   ------------
                                                                       9,692,802
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 3.1%
                   11,500  Amerada Hess Corp.                      $    652,625
                    2,900  Apache Corp.                                 107,119
                   17,600  Atlantic Richfield Co.                     1,522,400
                   30,100  Chevron Corp.                              2,607,412
                   71,808  Exxon Mobil Corp.                          5,785,032
                  134,600  Occidental Petroleum Corp.                 2,910,725
                   13,000  Phillips Petroleum Co.                       611,000
                                                                   ------------
                                                                      14,196,313
                                                                   ------------
ENTERTAINMENT -- 1.0%
                   57,800  Carnival Corp. Cl A                        2,763,562
                   32,200  Viacom, Inc. Cl B(1)                       1,946,088
                                                                   ------------
                                                                       4,709,650
                                                                   ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.1%
                   21,200  CarrAmerica Realty Corp.                     447,850
                                                                   ------------
FINANCIAL SERVICES -- 5.7%
                    3,000  Aon Corp.                                    120,000
                   15,900  Block (H & R), Inc.                      695,625
                   59,700  Fannie Mae                                 3,727,519
                    4,300  Federal Home Loan Mortgage
                              Corporation                               202,369
                   11,000  Gallagher (Arthur J.) & Co.              712,250
                   94,900  General Electric Co. (U.S.)               14,685,775
                   57,900  Marsh & McLennan
                              Companies, Inc.                         5,540,306
                   10,400  MBNA Corp.                                   283,400
                                                                   ------------
                                                                      25,967,244
                                                                   ------------
FOOD & BEVERAGE -- 3.0%
                    2,200  Bestfoods                                    115,638
                      400  Coca-Cola Company (The)                       23,300
                  115,100  ConAgra, Inc.                              2,596,944
                   17,400  Earthgrains Company                          280,575
                   52,700  General Mills, Inc.                        1,884,025
                    2,000  Heinz (H.J.) Co.                              79,625
                    6,300  Hormel Foods Corp.                           255,938
                   19,900  IBP, Inc.                                    358,200
                   20,300  Kellogg Co.                                  625,494
                  131,100  Nabisco Group Holdings Corp.               1,392,938
                   10,200  PepsiCo, Inc.                                359,550
                   46,100  Quaker Oats Co. (The)                      3,025,312
                   87,600  Supervalu Inc.                             1,752,000
                   16,567  Unilever N.V. New York Shares                901,866
                                                                   ------------
                                                                      13,651,405
                                                                   ------------
FOREST PRODUCTS & PAPER -- 1.1%
                   12,000  Georgia-Pacific Corp.                        609,000
                    4,100  International Paper Co.                      231,394
                   18,000  Kimberly-Clark Corp.                       1,174,500
                    4,600  Louisiana-Pacific Corp.                       65,550
                    9,000  Temple-Inland Inc.                           593,438
                    3,700  Westvaco Corp.                               120,712
                   29,000  Weyerhaeuser Co.                           2,082,562
                                                                   ------------
                                                                       4,877,156
                                                                   ------------

See Notes to Financial Statements                www.americancentury.com      9

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.1%
                   11,100  Keyspan Energy Corp.                    $    257,381
                    3,700  LG&E Energy Corp.                         64,519
                                                                   ------------
                                                                         321,900
                                                                   ------------
GOLD -- 0.1%
                   18,200  Barrick Gold Corp.                           321,912
                    8,400  Homestake Mining Co.                          65,625
                                                                   ------------
                                                                         387,537
                                                                   ------------
GROCERY STORES -- 0.3%
                    4,400  Albertson's, Inc.                            141,900
                       9,000 Great Atlantic & Pacific
                              Tea Co., Inc. (The)                       250,875
                   10,100  Kroger Co. (The)(1)                          190,638
                   10,600  Safeway Inc.(1)                              376,962
                    9,200  Winn-Dixie Stores, Inc.                      220,225
                                                                   ------------
                                                                       1,180,600
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                   42,100  Cummins Engine Company, Inc.               2,033,956
                   37,100  Dover Corp.                                1,683,412
                   21,000  Rockwell International Corp.               1,005,375
                                                                   ------------
                                                                       4,722,743
                                                                   ------------
HEAVY MACHINERY(2)
                    2,100  Trinity Industries, Inc.                      59,719
                                                                   ------------
HOME PRODUCTS -- 2.4%
                    1,400  Alberto-Culver Company Cl B                   36,138
                   13,700  Avon Products, Inc.                          452,100
                   11,000  Church & Dwight Co., Inc.                293,562
                    1,300  Clorox Co. (The)                              65,488
                   31,600  Fortune Brands, Inc.                       1,044,775
                   12,300  International Flavors &
                              Fragrances Inc.                           464,325
                   32,800  National Service Industries, Inc.            967,600
                   53,300  Procter & Gamble Co. (The)             5,839,681
                   29,000  Ralston Purina Co.                           808,375
                   51,000  Tupperware Corp.                             863,812
                                                                   ------------
                                                                      10,835,856
                                                                   ------------
HOTELS(2)
                    2,600  Anchor Gaming(1)                             112,694
                                                                   ------------
INDUSTRIAL PARTS -- 0.5%
                   14,800  Briggs & Stratton Corp.                  793,650
                   11,200  Pall Corp.                                   241,500
                    2,300  Pentair, Inc.                                 88,550
                    3,900  Stanley Works (The)                          117,488
                   12,600  United Technologies Corp.                    819,000
                                                                   ------------
                                                                       2,060,188
                                                                   ------------
INDUSTRIAL SERVICES -- 0.3%
                   25,900  Hertz Corp. Cl A                           1,298,238
                    3,300  Manpower Inc.                                124,162
                                                                   ------------
                                                                       1,422,400
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.4%
                    4,400  American Management
                              System, Inc.(1)                      $    137,638
                   27,300  Dun & Bradstreet Corp. (The)             805,350
                   45,200  Electronic Data Systems Corp.              3,025,575
                    7,700  MedQuist Inc.(1)                             198,034
                    4,400  Omnicom Group Inc.                           440,000
                    9,400  Paychex, Inc.                                375,706
                    6,300  Shared Medical Systems Corp.                 320,906
                   20,400  True North Communications Inc.               911,625
                                                                   ------------
                                                                       6,214,834
                                                                   ------------
INTERNET -- 1.7%
                   75,300  America Online Inc.(1)                     5,680,444
                      200  CMGI Inc.(1)                                  55,369
                      100  Network Solutions, Inc.(1)                    21,759
                    4,500  Yahoo! Inc.(1)                             1,947,234
                                                                   ------------
                                                                       7,704,806
                                                                   ------------
LEISURE -- 0.3%
                    9,500  Brunswick Corp.                              211,375
                   21,000  Eastman Kodak Co.                          1,391,250
                                                                   ------------
                                                                       1,602,625
                                                                   ------------
LIFE & HEALTH INSURANCE -- 1.0%
                   24,100  Aetna Inc.                                 1,345,081
                   77,200  Lincoln National Corp.                     3,088,000
                                                                   ------------
                                                                       4,433,081
                                                                   ------------
MEDIA -- 1.9%
                   69,200  CBS Corp.(1)                               4,424,475
                   41,300  Comcast Corp. Cl A                         2,086,941
                   12,800  MediaOne Group Inc.(1)                       983,200
                    8,700  Time Warner Inc.                             630,206
                   10,500  Tribune Co.                                  578,156
                                                                   ------------
                                                                       8,702,978
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 2.1%
                   14,200  Bard (C.R.), Inc.                            752,600
                    7,100  Bausch & Lomb Inc. Cl A                  485,906
                   29,100  Baxter International, Inc.                 1,827,844
                   53,000  Johnson & Johnson                      4,935,625
                   33,100  Mallinckrodt Inc.                          1,052,994
                    8,200  VISX, Inc.(1)                                424,606
                                                                   ------------
                                                                       9,479,575
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.4%
                   10,200  Oxford Health Plans, Inc.(1)                 129,731
                   30,600  United HealthCare Corp.                    1,625,625
                                                                   ------------
                                                                       1,755,356
                                                                   ------------
MINING & METALS -- 0.8%
                   11,900  Alcan Aluminium Ltd.                         490,131
                    1,400  Alcoa Inc.                                   116,200
                    7,500  Ball Corporation                             295,312
                   30,500  Crown Cork & Seal Co., Inc.              682,438
                    4,000  Nucor Corp.                                  219,250

10      1-800-345-6488                        See Notes to Financial Statements

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------

                   25,200  Phelps Dodge Corp.                      $  1,691,550
                   10,100  Worthington Industries, Inc.                 166,966
                                                                   ------------
                                                                       3,661,847
                                                                   ------------
MOTOR VEHICLES & PARTS -- 1.6%
                      100  Delphi Automotive Systems Corp.                1,575
                   83,800  Ford Motor Co.                             4,478,062
                   36,100  General Motors Corp.                       2,624,019
                    9,200  PACCAR Inc.                                  407,388
                                                                   ------------
                                                                       7,511,044
                                                                   ------------
MULTI-INDUSTRY -- 0.6%
                   71,600  Tyco International Ltd.                    2,783,450
                                                                   ------------
OIL REFINING -- 0.8%
                   46,100  Texaco Inc.                                2,503,806
                   43,200  Ultramar Diamond Shamrock
                              Corp.                                     980,100
                                                                   ------------
                                                                       3,483,906
                                                                   ------------
OIL SERVICES -- 1.1%
                   14,600  Diamond Offshore Drilling, Inc.              446,212
                    7,400  Noble Drilling Corp.(1)                      242,350
                      57,100 Royal Dutch Petroleum Co. New
                              York Shares                             3,450,981
                   22,000  Tidewater Inc.                               792,000
                                                                   ------------
                                                                       4,931,543
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 1.6%
                    3,400  Allmerica Financial Corp.                    189,125
                   17,400  Ambac Financial Group, Inc.                  908,062
                    5,825  American International Group, Inc.           629,828
                   18,800  Loews Corp.                                1,140,925
                   12,700  MGIC Investment Corp.                        764,381
                    9,100  PMI Group, Inc.                              444,194
                    1,900  Radian Group Inc.                             90,725
                   76,800  St. Paul Companies, Inc.                   2,587,200
                   11,500  Travelers Property Casualty
                              Corp. Cl A                                393,875
                                                                   ------------
                                                                       7,148,315
                                                                   ------------
PUBLISHING -- 0.5%
                   58,300  Deluxe Corp.                               1,599,606
                   10,200  Donnelley (R.R.) & Sons Co.              253,088
                    4,000  Knight-Ridder, Inc.                          238,000
                    5,100  Reader's Digest Association, Inc.
                              (The)                                     149,175
                                                                   ------------
                                                                       2,239,869
                                                                   ------------
RAILROADS -- 0.1%
                    7,800  Union Pacific Corp.                          340,275
                                                                   ------------
RESTAURANTS -- 0.4%
                   11,000  Brinker International, Inc.(1)               264,000
                   31,200  Darden Restaurants, Inc.                     565,500
                    6,400  Tricon Global Restaurants Inc.(1)            247,200
                   41,900  Wendy's International, Inc.                  864,188
                                                                   ------------
                                                                       1,940,888
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.1%
                    9,300  Lehman Brothers Holdings Inc.           $    787,594
                   11,300  Merrill Lynch & Co., Inc.                943,550
                   56,400  Morgan Stanley Dean
                              Witter & Co.                        8,051,100
                                                                   ------------
                                                                       9,782,244
                                                                   ------------
SEMICONDUCTOR -- 3.6%
                   28,500  Applied Materials, Inc.(1)                 3,609,703
                   30,100  Integrated Device Technology,
                              Inc.(1)                                   871,959
                   71,200  Intel Corp.                                5,858,425
                   17,600  Lam Research Corp.(1)                      1,964,600
                   15,200  Micron Technology, Inc.(1)                 1,181,800
                    3,100  National Semiconductor Corp.(1)              132,719
                   18,400  PerkinElmer, Inc.                            767,050
                      400  SDL, Inc.(1)                                  87,275
                   19,800  Texas Instruments Inc.                     1,918,125
                                                                   ------------
                                                                      16,391,656
                                                                   ------------
SPECIALTY STORES -- 2.1%
                   21,900  Best Buy Co., Inc.(1)                      1,099,106
                   24,300  Circuit City Stores-Circuit City
                              Group                                   1,095,019
                   70,950  Home Depot, Inc.                           4,864,509
                    8,700  Lowe's Companies, Inc.                       519,825
                    5,900  Tandy Corp.                                  290,206
                    1,400  Tiffany & Co.                            124,950
                   71,600  Toys 'R' Us, Inc.(1)                       1,024,775
                   16,000  Zale Corp.(1)                                774,000
                                                                   ------------
                                                                       9,792,390
                                                                   ------------
TELEPHONE -- 7.1%
                  134,700  AT&T Corp.                             6,836,025
                   48,700  Bell Atlantic Corp.                        2,998,094
                  103,000  BellSouth Corp.                            4,821,688
                    5,400  Dycom Industries, Inc.(1)                    237,938
                   50,700  GTE Corp.                                  3,577,519
                   93,600  MCI WorldCom, Inc.(1)                      4,963,725
                    1,500  NEXTLINK Communications,
                              Inc. Cl A(1)                              124,547
                  127,852  SBC Communications Inc.                    6,232,785
                   19,100  Sprint Corp.                               1,285,669
                    2,400  Talk.com, Inc.(1)                             42,525
                   20,200  U S WEST, Inc.                             1,454,400
                                                                   ------------
                                                                      32,574,915
                                                                   ------------
THRIFTS -- 0.2%
                   38,400  GreenPoint Financial Corp.                   914,400
                                                                   ------------
TOBACCO -- 0.1%
                   27,400  Philip Morris Companies Inc.                 635,338
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    6,800  United Parcel Service, Inc. Cl B             469,200
                                                                   ------------

See Notes to Financial Statements                www.americancentury.com      11

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

Shares                                                                Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.9%
                   11,400  ALLTEL Corp.                            $    942,638
                    3,700  Nextel Communications, Inc.(1)               381,447
                   33,200  QUALCOMM Inc.(1)                           5,846,312
                   17,100  Sprint PCS(1)                              1,752,750
                                                                   ------------
                                                                       8,923,147
                                                                   ------------
TOTAL COMMON STOCKS                                                 434,859,049
                                                                   ------------
   (Cost $367,150,061)

CONVERTIBLE PREFERRED STOCKS(2)
ELECTRICAL UTILITIES
                      11,400 Avista Corp., Series L, $1.24,
                              11/01                                     173,850
                                                                   ------------
   (Cost $198,982)

TEMPORARY CASH INVESTMENTS -- 5.0%
    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.30%, dated 12/31/99,
       due 1/3/00 (Delivery value $22,706,243)                       22,700,000
                                                                   ------------
   (Cost $22,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $457,732,899
                                                                   ============
   (Cost $390,049,043)

FUTURES CONTRACTS
                        Expiration          Underlying Face        Unrealized
      Purchased            Date             Amount at Value           Gain
----------------------------------------------------------------------------------
   58 S&P 500          March
       Futures             2000              $21,547,000            $787,792
                                          ======================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid
(easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Investment in industry or security type is less than 0.05% of total investment securities.

12      1-800-345-6488                       See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $390,049,043)
  (Note 3) ...............................................        $ 457,732,899
Receivable for investments sold ..........................            2,659,376
Receivable for variation margin
  on futures contracts ...................................              903,014
Dividends and interest receivable ........................              545,487
                                                                  -------------
                                                                    461,840,776
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................................            2,472,380
Accrued management fees (Note 2) .........................              257,716
Payable for directors' fees and expenses .................                  238
                                                                  -------------
                                                                      2,730,334
                                                                  -------------
Net Assets ...............................................        $ 459,110,442
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============
Outstanding ..............................................           57,400,631
                                                                  =============

Net Asset Value Per Share ................................        $        8.00
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 397,799,414
Accumulated undistributed
  net investment income ..................................            2,856,827
Accumulated net realized loss
  on investments .........................................          (10,017,447)
Net unrealized appreciation
  on investments (Note 3) ................................           68,471,648
                                                                  -------------
                                                                  $ 459,110,442
                                                                  =============

See Notes to Financial Statements               www.americancentury.com      13

Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Income:
Dividends (net of foreign
  taxes withheld of $24,971) ............................          $  4,109,162
Interest ................................................               609,849
                                                                   ------------
                                                                      4,719,011
                                                                   ------------

Expenses (Note 2):
Management fees .........................................             1,846,900
Directors' fees and expenses ............................                 2,417
                                                                   ------------
                                                                      1,849,317
                                                                   ------------

Net investment income ...................................             2,869,694
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........................            (8,621,094)
Change in net unrealized
  appreciation on investments ...........................            57,270,882
                                                                   ------------

Net realized and unrealized
  gain on investments ...................................            48,649,788
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations .............................          $ 51,519,482
                                                                   ============

14      1-800-345-6488                       See Notes to Financial Statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998

Increase in Net Assets                            1999            1998

OPERATIONS
Net investment income ....................  $   2,869,694   $     532,047
Net realized loss on investments .........     (8,621,094)     (1,398,202)
Change in net unrealized
  appreciation on investments ............     57,270,882      11,135,350
                                            -------------   -------------
Net increase in net assets
  resulting from operations ..............     51,519,482      10,269,195
                                            -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (33,729)       (510,742)
From net realized gains
  on investment transactions .............           --           (11,379)
                                            -------------   -------------
Decrease in net assets
  from distributions .....................        (33,729)       (522,121)
                                            -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................    351,738,457     128,959,725
Proceeds from reinvestment
  of distributions .......................         33,729         522,121
Payments for shares redeemed .............    (53,773,369)    (30,833,174)
                                            -------------   -------------
Net increase in net assets
  from capital share transactions ........    297,998,817      98,648,672
                                            -------------   -------------

Net increase in net assets ...............    349,484,570     108,395,746

NET ASSETS
Beginning of period ......................    109,625,872       1,230,126
                                            -------------   -------------
End of period ............................  $ 459,110,442   $ 109,625,872
                                            =============   =============

Accumulated undistributed
  net investment income ..................  $   2,856,827   $      24,915
                                            =============   =============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .....................................     48,627,922      20,962,716
Issued in reinvestment of distributions ..          4,853          80,307
Redeemed .................................     (7,390,601)     (5,112,938)
                                            -------------   -------------
Net increase .............................     41,242,174      15,930,085
                                            =============   =============

See Notes to Financial Statements               www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 as an open-end management investment company. VP Income & Growth Fund (the fund) is one of the six series of funds issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 1999, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $5,056,016 (expiring in 2006 through 2007) which may be used to offset future taxable gains.

    For the two month period ended December 31, 1999, the fund incurred net capital losses of $1,636,287. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

16      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999, were $408,530,262 and
$126,054,090, respectively.

    As of December 31, 1999, accumulated net unrealized appreciation was
$65,144,657 based on the aggregate cost of investments for federal income tax purposes of $392,588,242, which consisted of unrealized appreciation of
$81,036,630 and unrealized depreciation of $15,891,973.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank.
The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 1999.

                                                 www.americancentury.com      17

VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                               1999            1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $      6.78     $      5.39    $      5.00
                                          -----------     -----------    -----------
Income From Investment Operations
  Net Investment Income ................         0.08(2)         0.03           0.02
  Net Realized and Unrealized Gain
  on Investment Transactions ...........         1.14            1.41           0.37
                                          -----------     -----------    -----------
  Total From Investment Operations .....         1.22            1.44           0.39
                                          -----------     -----------    -----------
Distributions
  From Net Investment Income ...........        --(3)           (0.04)          --
  From Net Realized Gains
  on Investment Transactions ...........         --             (0.01)          --
                                          -----------     -----------    -----------
  Total Distributions ..................        --(3)           (0.05)          --
                                          -----------     -----------    -----------
Net Asset Value, End of Period .........  $      8.00     $      6.78    $      5.39
                                          ===========     ===========    ===========
  Total Return(4) ......................        18.02%          26.87%          7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................         0.70%           0.70%          0.70%(5)
Ratio of Net Investment Income
  to Average Net Assets ................         1.09%           1.43%          1.94%(5)
Portfolio Turnover Rate ................           50%             55%            10%
Net Assets, End of Period
  (in thousands) .......................  $   459,110     $   109,626    $     1,230

(1)  October 30, 1997 (inception) through December 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per share amount is less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

18      1-800-345-6488                       See Notes to Financial Statements

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the
"Fund") (formerly known as American Century VP Income & Growth), one of the funds comprising American Century Variable Portfolios, Inc., as of
December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 30, 1997 (inception) through
December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above and financial highlights present fairly, in all material respects, the financial position of
VP Income & Growth Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

                                                www.americancentury.com      19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.
The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

[left margin]

INVESTMENT TEAM LEADERS
Portfolio Managers
KURT BORGWARDT
JOHN SCHNIEDWIND

20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that wouldhave produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of more than $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 are
representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
between $2.2 billion and $9.0 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock)
of less than $2.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 1999, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

                                                 www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

WHO WE ARE

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo (reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0002                                        Funds Distributor, Inc., Distributor
SH-ANN-19618                       (c)2000 American Century Services Corporation